UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2014

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Balanced Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Balanced Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 32

Federal Tax Information	20

Management and Organization	33

Important Notices	36

Eaton Vance

Balanced Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 (the Index) recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

On the fixed-income side, the 12-month period began amid widespread expectations of rising interest rates and narrowing credit spreads. Instead, rates fell for most of the period, while credit spreads widened. At period end, the 10-year U.S. Treasury note yielded 2.17%, down from 3.03% at the end of 2013. Rates were driven down during the period by a number of global risks, including deflationary fears, slowing economies outside the U.S., falling oil prices and geopolitical crises. Declining interest rates led to rising bond prices and broad gains across fixed-income markets. The Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, gained 5.97% for the period.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Balanced Fund (the Fund) had a total return of 9.62% for Class A shares at net asset value (NAV), underperforming the Fund’s primary benchmark, the Index, which returned 13.69% for the same period.

At period end, 59.0% of the Fund was invested in equities through the Stock Portfolio (formerly, Large-Cap Core Research Portfolio), while 39.4% was invested in fixed-income securities through the Investment Grade Income Portfolio. Asset allocation between equities and fixed-income securities (through the Fund’s investment in Stock Portfolio and Investment Grade Income Portfolio) is a significant driver of performance for the Fund.

Within the Fund’s equity allocation, information technology was the top-performing sector versus the Index, thanks to stock selection. At the individual stock level, computer and smartphone maker Apple, Inc. was the Portfolio’s best equity performer for the 12-month period, as the company benefited from new product introductions. Stock selection in the consumer staples sector also contributed to the Portfolio’s performance relative to the Index, particularly in the beverages and tobacco industries. Tobacco giant Altria Group, Inc. was among the Portfolio’s leading individual stocks, helped by its consistent dividend growth. Stock selection in the utilities sector also aided the Portfolio’s performance relative to the Index. Consumer discretionary was the Portfolio’s worst-performing equity sector versus the Index, primarily due to stock selection. Online retail giant Amazon.com, Inc. was the Portfolio’s poorest-performing individual stock for the period, after its profits disappointed. Amid falling oil prices, stock selection in the energy sector further detracted from the Portfolio’s performance versus the Index. Two large companies in the energy equipment & services industry, Weatherford International PLC and Halliburton Co., were among the Portfolio’s weakest-performing stocks. Stock selection in the financials sector also hampered the Portfolio’s performance relative to the Index.

The Fund’s fixed-income allocation benefited from the Portfolio’s position in commerical mortgage-backed securities, which outperformed the Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Agg”), amid declining interest rates during the 12-month period. Within the corporate bond sector, security selection and an overweight in the industrials segment contributed to the Portfolio’s performance versus the Barclays Agg. The Portfolio’s allocation to the corporate high-yield bond sector and security selection in the mortgage-backed securities sector also proved beneficial. Detractors from performance relative to the Barclays Agg included the Portfolio’s position in inflation-linked U.S. Treasury securities, as well as an underweight in the mortgage-backed securities sector. The Portfolio’s holdings in overseas government bonds also hampered performance versus the Barclays Agg, due to both security selection and an underweight in the outperforming sector. In terms of interest-rate management, when rates fell during the period, the cost of interest-rate put options (or swaptions6) purchased as a hedge against rising rates hurt the Portfolio’s performance versus the Barclays Agg.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Balanced Fund

December 31, 2014

Performance2,3

Portfolio Managers Charles B. Gaffney, Thomas H. Luster, CFA and Bernard Scozzafava, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/01/1932	04/01/1932	9.62%	10.28%	6.95%
Class A with 5.75% Maximum Sales Charge	—	—	3.27	9.00	6.31
Class B at NAV	11/02/1993	04/01/1932	8.78	9.43	6.14
Class B with 5% Maximum Sales Charge	—	—	3.78	9.15	6.14
Class C at NAV	11/02/1993	04/01/1932	8.78	9.47	6.16
Class C with 1% Maximum Sales Charge	—	—	7.78	9.47	6.16
Class I at NAV	09/28/2012	04/01/1932	9.89	10.40	7.01
S&P 500 Index	—	—	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	—	—	5.97	4.45	4.71

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.14%	1.89%	1.89%	0.89%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2004	$18,160	N.A.
Class C	$10,000	12/31/2004	$18,183	N.A.
Class I	$250,000	12/31/2004	$492,545	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Balanced Fund

December 31, 2014

Fund Profile5

Asset Allocation (% of total investments)

Fixed Income Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Balanced Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	An option that allows the buyer of the option to pay a fixed rate of interest and receive a floating rate of interest (based on market interest rates) from the option seller.

Fund profile subject to change due to active management.

Important Notice to Shareholders
The Fund seeks to achieve its investment objective by allocating assets between common stocks and fixed-income securities through its investment in two other registered investment companies managed by Eaton Vance Management or its affiliates. Effective October 31, 2014, the portfolio that invests in common stocks changed its name from Large-Cap Core Research Portfolio to Stock Portfolio. Stock Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets in a diversified portfolio of common stocks.

5

Eaton Vance

Balanced Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,022.30	$5.81	1.14%
Class B	$1,000.00	$1,018.30	$9.61	1.89%
Class C	$1,000.00	$1,017.30	$9.61	1.89%
Class I	$1,000.00	$1,023.60	$4.54	0.89%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.80	1.14%
Class B	$1,000.00	$1,015.70	$9.60	1.89%
Class C	$1,000.00	$1,015.70	$9.60	1.89%
Class I	$1,000.00	$1,020.70	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Balanced Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investment in Investment Grade Income Portfolio, at value (identified cost, $114,598,947)	$113,985,251
Investment in Stock Portfolio, at value (identified cost, $149,821,742)	177,288,698
Receivable for Fund shares sold	1,584,240
Total assets	$292,858,189

Liabilities
Payable for Fund shares redeemed	$640,099
Payable to affiliates:
Administration fee	9,798
Distribution and service fees	100,065
Trustees’ fees	125
Accrued expenses	148,642
Total liabilities	$898,729
Net Assets	$291,959,460

Sources of Net Assets
Paid-in capital	$255,385,552
Accumulated net realized gain from Portfolios	9,672,202
Accumulated undistributed net investment income	48,446
Net unrealized appreciation from Portfolios	26,853,260
Net Assets	$291,959,460

Class A Shares
Net Assets	$197,189,706
Shares Outstanding	23,313,640
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.98

Class B Shares
Net Assets	$10,022,222
Shares Outstanding	1,183,465
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.47

Class C Shares
Net Assets	$60,350,784
Shares Outstanding	7,096,504
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.50

Class I Shares
Net Assets	$24,396,748
Shares Outstanding	2,884,164
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends allocated from Portfolios (net of foreign taxes, $26,301)	$3,143,536
Interest allocated from Portfolios	2,347,106
Securities lending income allocated from Portfolios, net	8,610
Expenses allocated from Portfolios	(1,630,716)
Total investment income from Portfolios	$3,868,536

Expenses
Administration fee	$101,665
Distribution and service fees
Class A	460,889
Class B	109,737
Class C	477,328
Trustees’ fees and expenses	500
Custodian fee	30,300
Transfer and dividend disbursing agent fees	299,804
Legal and accounting services	50,384
Printing and postage	45,787
Registration fees	78,151
Miscellaneous	16,769
Total expenses	$1,671,314

Net investment income	$2,197,222

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$29,551,506
Written options	292,313
Financial futures contracts	(4,233)
Foreign currency transactions	(1,909)
Net realized gain	$29,837,677
Change in unrealized appreciation (depreciation) —
Investments	$(9,391,341)
Written options	(5,186)
Financial futures contracts	(32,501)
Foreign currency	(1,467)
Net change in unrealized appreciation (depreciation)	$(9,430,495)

Net realized and unrealized gain	$20,407,182

Net increase in net assets from operations	$22,604,404

8	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$2,197,222	$1,599,519
Net realized gain from investment transactions, written options, financial futures contracts and foreign currency transactions	29,837,677	21,914,149
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts and foreign currency	(9,430,495)	15,234,311
Net increase in net assets from operations	$22,604,404	$38,747,979
Distributions to shareholders —
From net investment income
Class A	$(2,315,684)	$(1,909,571)
Class B	(53,704)	(52,470)
Class C	(247,555)	(147,461)
Class I	(181,805)	(74,036)
From net realized gain
Class A	(14,891,057)	(10,985,960)
Class B	(784,781)	(762,500)
Class C	(4,269,532)	(2,462,163)
Class I	(1,594,882)	(390,927)
Total distributions to shareholders	$(24,339,000)	$(16,785,088)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$44,507,156	$21,356,577
Class B	1,301,256	1,976,431
Class C	25,806,988	14,385,201
Class I	19,585,616	6,634,915
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	15,348,227	11,260,678
Class B	686,402	671,398
Class C	3,879,091	2,279,456
Class I	1,398,802	403,576
Cost of shares redeemed
Class A	(35,438,568)	(39,594,203)
Class B	(1,914,376)	(1,897,648)
Class C	(8,252,453)	(6,114,723)
Class I	(1,936,135)	(1,186,304)
Net asset value of shares exchanged
Class A	1,917,883	1,203,655
Class B	(1,917,883)	(1,203,655)
Net increase in net assets from Fund share transactions	$64,972,006	$10,175,354

Net increase in net assets	$63,237,410	$32,138,245

Net Assets
At beginning of year	$228,722,050	$196,583,805
At end of year	$291,959,460	$228,722,050

Accumulated undistributed net investment income included in net assets
At end of year	$48,446	$—

9	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$8.460	$7.570	$6.910	$6.940	$6.470

Income (Loss) From Operations
Net investment income(1)	$0.090	$0.077	$0.096	$0.107	$0.093
Net realized and unrealized gain (loss)	0.703	1.491	0.694	(0.016)	0.477

Total income from operations	$0.793	$1.568	$0.790	$0.091	$0.570

Less Distributions
From net investment income	$(0.110)	$(0.101)	$(0.130)	$(0.121)	$(0.100)
From net realized gain	(0.683)	(0.577)	—	—	—

Total distributions	$(0.793)	$(0.678)	$(0.130)	$(0.121)	$(0.100)

Net asset value — End of year	$8.460	$8.460	$7.570	$6.910	$6.940

Total Return(2)	9.62%	20.96%	11.50%	1.31%	8.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$197,190	$171,322	$159,831	$154,498	$176,533
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.14%	1.14%	1.16%	1.14%	1.19%
Net investment income	1.02%	0.93%	1.31%	1.54%	1.42%
Portfolio Turnover of the Fund(5)	17%	9%	2%	3%	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2014

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$8.470	$7.570	$6.910	$6.940	$6.480

Income (Loss) From Operations
Net investment income(1)	$0.024	$0.015	$0.041	$0.055	$0.044
Net realized and unrealized gain (loss)	0.702	1.501	0.692	(0.018)	0.466

Total income from operations	$0.726	$1.516	$0.733	$0.037	$0.510

Less Distributions
From net investment income	$(0.043)	$(0.039)	$(0.073)	$(0.067)	$(0.050)
From net realized gain	(0.683)	(0.577)	—	—	—

Total distributions	$(0.726)	$(0.616)	$(0.073)	$(0.067)	$(0.050)

Net asset value — End of year	$8.470	$8.470	$7.570	$6.910	$6.940

Total Return(2)	8.78%	20.19%	10.65%	0.53%	7.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,022	$11,770	$10,966	$12,903	$15,982
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.89%	1.89%	1.91%	1.89%	1.94%
Net investment income	0.27%	0.18%	0.55%	0.78%	0.67%
Portfolio Turnover of the Fund(5)	17%	9%	2%	3%	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$8.500	$7.600	$6.940	$6.970	$6.490

Income (Loss) From Operations
Net investment income(1)	$0.024	$0.015	$0.041	$0.055	$0.044
Net realized and unrealized gain (loss)	0.705	1.502	0.693	(0.018)	0.486

Total income from operations	$0.729	$1.517	$0.734	$0.037	$0.530

Less Distributions
From net investment income	$(0.046)	$(0.040)	$(0.074)	$(0.067)	$(0.050)
From net realized gain	(0.683)	(0.577)	—	—	—

Total distributions	$(0.729)	$(0.617)	$(0.074)	$(0.067)	$(0.050)

Net asset value — End of year	$8.500	$8.500	$7.600	$6.940	$6.970

Total Return(2)	8.78%	20.14%	10.61%	0.54%	8.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$60,351	$39,432	$25,783	$28,474	$31,594
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.88%	1.89%	1.91%	1.89%	1.94%
Net investment income	0.28%	0.18%	0.55%	0.79%	0.67%
Portfolio Turnover of the Fund(5)	17%	9%	2%	3%	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,		Period Ended December 31, 2012(1)
	2014	2013
Net asset value — Beginning of period	$8.460	$7.560	$7.610

Income (Loss) From Operations
Net investment income(2)	$0.115	$0.099	$0.032
Net realized and unrealized gain (loss)	0.700	1.500	(0.049)

Total income (loss) from operations	$0.815	$1.599	$(0.017)

Less Distributions
From net investment income	$(0.132)	$(0.122)	$(0.033)
From net realized gain	(0.683)	(0.577)	—

Total distributions	$(0.815)	$(0.699)	$(0.033)

Net asset value — End of period	$8.460	$8.460	$7.560

Total Return(3)	9.89%	21.42%	(0.22	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,397	$6,198	$5
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.89%	0.89%	0.90	%(7)
Net investment income	1.31%	1.19%	1.65	%(7)
Portfolio Turnover of the Fund(8)	17%	9%	2	%(9)

(1)	For the period from commencement of operations on September 28, 2012 to December 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(9)	For the Fund’s year ended December 31, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term capital growth. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Grade Income Portfolio and Stock Portfolio (formerly, Large-Cap Core Research Portfolio) (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Grade Income Portfolio and Stock Portfolio (53.1% and 70.1%, respectively, at December 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Stock Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of Investment Grade Income Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Stock Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Investment Grade Income Portfolio.

Additional valuation policies for Investment Grade Income Portfolio (the Portfolio) are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), an affiliated investment company managed by EVM. The value of the Portfolio’s investment in Cash Collateral Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Collateral Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Collateral Fund may value its investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

14

Eaton Vance

Balanced Fund

December 31, 2014

Notes to Financial Statements — continued

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$5,854,422	$6,597,136
Long-term capital gains	$18,484,578	$10,187,952

During the year ended December 31, 2014, accumulated net realized gain was decreased by $3,259,102, accumulated undistributed net investment income was increased by $649,972 and paid-in capital was increased by $2,609,130 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for investments in partnerships, partnership allocations, foreign currency gain (loss), paydown gain (loss), accretion of market discount, premium amortization and distributions from real estate investment trusts. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,846,528
Undistributed long-term capital gains	$4,701,524
Net unrealized appreciation	$27,025,856

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, partnership allocations, accretion of market discount, premium amortization, futures contracts and the tax treatment of short-term capital gains.

15

Eaton Vance

Balanced Fund

December 31, 2014

Notes to Financial Statements — continued

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.04% of the Fund’s average daily net assets. For the year ended December 31, 2014, the administration fee amounted to $101,665. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended December 31, 2014, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $1,486,364 or 0.58% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $28,717 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $70,588 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $460,889 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $82,303 and $357,946 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $27,434 and $119,382 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $2,000, $10,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2014, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Investment Grade Income Portfolio	$50,157,583	$4,755,974
Stock Portfolio	31,848,558	38,717,278

16

Eaton Vance

Balanced Fund

December 31, 2014

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	5,068,171	2,555,829
Issued to shareholders electing to receive payments of distributions in Fund shares	1,826,273	1,354,565
Redemptions	(4,057,410)	(4,920,096)
Exchange from Class B shares	218,033	143,581

Net increase (decrease)	3,055,067	(866,121)

	Year Ended December 31,
Class B	2014	2013

Sales	149,713	235,193
Issued to shareholders electing to receive payments of distributions in Fund shares	81,635	80,608
Redemptions	(220,360)	(229,835)
Exchange to Class A shares	(217,875)	(143,485)

Net decrease	(206,887)	(57,519)

	Year Ended December 31,
Class C	2014	2013

Sales	2,934,758	1,705,682
Issued to shareholders electing to receive payments of distributions in Fund shares	460,685	272,602
Redemptions	(937,460)	(730,191)

Net increase	2,457,983	1,248,093

	Year Ended December 31,
Class I	2014	2013

Sales	2,205,462	827,156
Issued to shareholders electing to receive payments of distributions in Fund shares	167,523	48,553
Redemptions	(221,633)	(143,501)

Net increase	2,151,352	732,208

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

17

Eaton Vance

Balanced Fund

December 31, 2014

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2014 and December 31, 2013, the Fund’s investment in Investment Grade Income Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

18

Eaton Vance

Balanced Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2015

19

Eaton Vance

Balanced Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $2,803,406, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 24.43% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $21,336,812 or, if subsequently determined to be different, the net capital gain of such year.

20

Stock Portfolio

December 31, 2014

Portfolio of Investments

Common Stocks — 99.2%

Security	Shares	Value

Aerospace & Defense — 1.0%
Spirit AeroSystems Holdings, Inc., Class A(1)	60,000	$2,582,400

		$2,582,400

Air Freight & Logistics — 1.2%
C.H. Robinson Worldwide, Inc.	41,346	$3,096,402

		$3,096,402

Auto Components — 1.0%
Dana Holding Corp.	118,000	$2,565,320

		$2,565,320

Banks — 6.0%
Bank of America Corp.	169,322	$3,029,171
Citigroup, Inc.	53,011	2,868,425
JPMorgan Chase & Co.	67,770	4,241,047
KeyCorp	185,000	2,571,500
PNC Financial Services Group, Inc. (The)	27,650	2,522,509

		$15,232,652

Beverages — 2.6%
Constellation Brands, Inc., Class A(1)	36,807	$3,613,343
PepsiCo, Inc.	32,573	3,080,103

		$6,693,446

Biotechnology — 2.7%
Biogen Idec, Inc.(1)	3,700	$1,255,965
Celgene Corp.(1)	11,000	1,230,460
Gilead Sciences, Inc.(1)	45,693	4,307,022

		$6,793,447

Building Products — 1.0%
Armstrong World Industries, Inc.(1)	50,000	$2,556,000

		$2,556,000

Capital Markets — 2.7%
Affiliated Managers Group, Inc.(1)	12,712	$2,697,995
Blackstone Group LP (The)	125,000	4,228,750

		$6,926,745

Security	Shares	Value

Chemicals — 1.0%
Monsanto Co.	20,954	$2,503,374

		$2,503,374

Communications Equipment — 2.0%
QUALCOMM, Inc.	66,500	$4,942,945

		$4,942,945

Consumer Finance — 1.6%
Discover Financial Services	60,956	$3,992,008

		$3,992,008

Diversified Telecommunication Services — 2.2%
Verizon Communications, Inc.	120,825	$5,652,193

		$5,652,193

Electric Utilities — 1.7%
NextEra Energy, Inc.	40,796	$4,336,207

		$4,336,207

Electrical Equipment — 1.5%
Eaton Corp. PLC	55,200	$3,751,392

		$3,751,392

Energy Equipment & Services — 1.1%
Halliburton Co.	47,500	$1,868,175
Weatherford International PLC(1)	86,619	991,788

		$2,859,963

Food & Staples Retailing — 2.0%
Kroger Co. (The)	50,500	$3,242,605
Wal-Mart Stores, Inc.	22,000	1,889,360

		$5,131,965

Food Products — 1.7%
Pinnacle Foods, Inc.	120,000	$4,236,000

		$4,236,000

Health Care Equipment & Supplies — 2.2%
Medtronic, Inc.	34,000	$2,454,800
Stryker Corp.	33,147	3,126,757

		$5,581,557

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.1%
Humana, Inc.	20,093	$2,885,958

		$2,885,958

Health Care Technology — 0.7%
Cerner Corp.(1)	26,532	$1,715,559

		$1,715,559

Hotels, Restaurants & Leisure — 2.0%
Las Vegas Sands Corp.	40,469	$2,353,677
Starbucks Corp.	33,100	2,715,855

		$5,069,532

Household Products — 1.5%
Colgate-Palmolive Co.	53,153	$3,677,656

		$3,677,656

Industrial Conglomerates — 1.4%
General Electric Co.	140,000	$3,537,800

		$3,537,800

Insurance — 3.3%
ACE, Ltd.	31,800	$3,653,184
Aflac, Inc.	78,400	4,789,456

		$8,442,640

Internet & Catalog Retail — 2.3%
Amazon.com, Inc.(1)	9,059	$2,811,461
Priceline Group, Inc. (The)(1)	2,560	2,918,937

		$5,730,398

Internet Software & Services — 3.8%
Facebook, Inc., Class A(1)	42,209	$3,293,146
Google, Inc., Class C(1)	11,816	6,219,943

		$9,513,089

IT Services — 2.4%
Fiserv, Inc.(1)	34,944	$2,479,976
Visa, Inc., Class A	13,508	3,541,797

		$6,021,773

Security	Shares	Value

Leisure Products — 1.2%
Polaris Industries, Inc.	19,520	$2,952,205

		$2,952,205

Life Sciences Tools & Services — 1.0%
Thermo Fisher Scientific, Inc.	19,662	$2,463,452

		$2,463,452

Machinery — 1.8%
Caterpillar, Inc.	24,603	$2,251,913
Donaldson Co., Inc.	58,504	2,260,009

		$4,511,922

Media — 3.1%
CBS Corp., Class B	48,000	$2,656,320
Comcast Corp., Class A	47,643	2,763,771
Walt Disney Co. (The)	26,564	2,502,063

		$7,922,154

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	43,657	$1,019,828

		$1,019,828

Multi-Utilities — 1.5%
Sempra Energy	34,467	$3,838,245

		$3,838,245

Multiline Retail — 0.6%
Big Lots, Inc.	40,000	$1,600,800

		$1,600,800

Oil, Gas & Consumable Fuels — 7.4%
Anadarko Petroleum Corp.	39,147	$3,229,627
Devon Energy Corp.	39,118	2,394,413
Exxon Mobil Corp.	49,300	4,557,785
Occidental Petroleum Corp.	56,639	4,565,670
Phillips 66	53,500	3,835,950

		$18,583,445

Paper & Forest Products — 1.7%
International Paper Co.	79,659	$4,268,129

		$4,268,129

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals — 6.2%
Eli Lilly & Co.	63,500	$4,380,865
Merck & Co., Inc.	81,801	4,645,479
Roche Holding AG ADR	66,272	2,252,585
Teva Pharmaceutical Industries, Ltd. ADR	76,600	4,405,266

		$15,684,195

Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc.	21,783	$3,559,124
Public Storage, Inc.	19,100	3,530,635

		$7,089,759

Road & Rail — 1.1%
CSX Corp.	80,003	$2,898,509

		$2,898,509

Semiconductors & Semiconductor Equipment — 2.6%
RF Micro Devices, Inc.(1)	177,600	$2,946,384
Spansion, Inc. Class A(1)	108,000	3,695,760

		$6,642,144

Software — 5.5%
Microsoft Corp.	172,659	$8,020,011
Oracle Corp.	103,134	4,637,936
Workiva, Inc.(1)	90,000	1,206,000

		$13,863,947

Specialty Retail — 1.8%
Home Depot, Inc. (The)	43,356	$4,551,079

		$4,551,079

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	81,597	$9,006,677

		$9,006,677

Tobacco — 2.0%
Altria Group, Inc.	101,053	$4,978,881

		$4,978,881

Trading Companies & Distributors — 1.2%
W.W. Grainger, Inc.	11,900	$3,033,191

		$3,033,191

Total Common Stocks — 99.2% (identified cost $208,004,975)		$250,936,983

Short-Term Investments — 0.7%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$1,760	$1,759,664

Total Short-Term Investments (identified cost $1,759,664)		$1,759,664

Total Investments — 99.9% (identified cost $209,764,639)		$252,696,647

Other Assets, Less Liabilities — 0.1%		$232,687

Net Assets — 100.0%		$252,929,334

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $208,004,975)	$250,936,983
Affiliated investment, at value (identified cost, $1,759,664)	1,759,664
Foreign currency, at value (identified cost, $26,771)	25,531
Dividends receivable	346,155
Interest receivable from affiliated investment	278
Tax reclaims receivable	50,602
Total assets	$253,119,213

Liabilities
Payable to affiliates:
Investment adviser fee	$138,505
Trustees’ fees	3,060
Accrued expenses	48,314
Total liabilities	$189,879
Net Assets applicable to investors’ interest in Portfolio	$252,929,334

Sources of Net Assets
Investors’ capital	$209,999,591
Net unrealized appreciation	42,929,743
Total	$252,929,334

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $38,080)	$4,429,898
Interest allocated from affiliated investment	4,712
Expenses allocated from affiliated investment	(477)
Total investment income	$4,434,133

Expenses
Investment adviser fee	$1,619,686
Trustees’ fees and expenses	12,326
Custodian fee	84,286
Legal and accounting services	42,601
Miscellaneous	9,025
Total expenses	$1,767,924
Deduct —
Reduction of custodian fee	$3
Total expense reductions	$3

Net expenses	$1,767,921

Net investment income	$2,666,212

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$40,302,390
Investment transactions allocated from affiliated investment	52
Written options	842,991
Foreign currency transactions	(2,782)
Net realized gain	$41,142,651
Change in unrealized appreciation (depreciation) —
Investments	$(13,730,270)
Written options	(8,146)
Foreign currency	(2,141)
Net change in unrealized appreciation (depreciation)	$(13,740,557)

Net realized and unrealized gain	$27,402,094

Net increase in net assets from operations	$30,068,306

25	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$2,666,212	$1,930,920
Net realized gain from investment transactions, written options and foreign currency transactions	41,142,651	30,992,242
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(13,740,557)	26,698,613
Net increase in net assets from operations	$30,068,306	$59,621,775
Capital transactions —
Contributions	$60,069,001	$22,378,744
Withdrawals	(74,340,840)	(33,673,667)
Net decrease in net assets from capital transactions	$(14,271,839)	$(11,294,923)

Net increase in net assets	$15,796,467	$48,326,852

Net Assets
At beginning of year	$237,132,867	$188,806,015
At end of year	$252,929,334	$237,132,867

26	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.71%	0.73%	0.73%	0.73%	0.73%
Net investment income	1.07%	0.93%	1.21%	1.25%	1.09%
Portfolio Turnover	109%	90%	91%	64%	44%

Total Return	12.56%	33.50%	16.18%	(1.55)%	10.68%

Net assets, end of year (000’s omitted)	$252,929	$237,133	$188,806	$204,506	$222,854

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (formerly, Large-Cap Core Research Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Stock Fund (formerly, Eaton Vance Large-Cap Core Research Fund) and Eaton Vance Balanced Fund held an interest of 29.8% and 70.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

28

Stock Portfolio

December 31, 2014

Notes to Financial Statements — continued

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2014, the Portfolio’s investment adviser fee

29

Stock Portfolio

December 31, 2014

Notes to Financial Statements — continued

amounted to $1,619,686 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $269,465,581 and $278,522,889, respectively, for the year ended December 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$211,391,817

Gross unrealized appreciation	$44,830,889
Gross unrealized depreciation	(3,526,059)

Net unrealized appreciation	$41,304,830

The net unrealized depreciation on foreign currency at December 31, 2014 on a federal income tax basis was $2,265.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2014, there were no obligations outstanding under these financial instruments.

Written options activity for the year ended December 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	213	$41,311
Options written	17,786	1,147,418
Options terminated in closing purchase transactions	(4,069)	(414,752)
Options exercised	(1,676)	(100,660)
Options expired	(12,254)	(673,317)

Outstanding, end of year	—	$—

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended December 31, 2014, the Portfolio entered into option transactions or a combination of option transactions on individual securities to seek return and/or to seek to reduce the Fund’s exposure to a decline in the stock price.

30

Stock Portfolio

December 31, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(420,194)	$(659)
Written options	842,991	(8,146)

Total	$422,797	$(8,805)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was 1,121 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$250,936,983	*	$—	$—	$250,936,983
Short-Term Investments	—		1,759,664	—	1,759,664

Total Investments	$250,936,983		$1,759,664	$—	$252,696,647

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

8  Name Change

Effective October 31, 2014, the name of Stock Portfolio was changed from Large-Cap Core Research Portfolio.

31

Stock Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio (formerly Large-Cap Core Research Portfolio):

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (formerly Large-Cap Core Research Portfolio) (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Stock Portfolio (formerly Large-Cap Core Research Portfolio) as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

32

Eaton Vance

Balanced Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Investment Grade Income Portfolio (IGIP) and Stock Portfolio (SP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

Balanced Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of SP and IGIP	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Charles B. Gaffney 1972	President of SP	2011	Vice President EVM and BMR.

Thomas H. Luster 1962	President of IGIP	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

34

Eaton Vance

Balanced Fund

December 31, 2014

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Investment Grade Income Portfolio and Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Balanced Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

162 12.31.14

Eaton Vance

Commodity Strategy Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser and sub-adviser are registered with the CFTC as commodity pool operators and commodity trading advisors. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Management and Organization	33

Important Notices	36

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The broad commodity market, as measured by the Bloomberg Commodity Index Total Return2 (the Index), returned –17.01% for the 12 months ended December 31, 2014, The decline was widespread across sectors, with only a handful of individual commodities posting gains for the year.

The most significant development of the period was the collapse in oil prices. After peaking in June, both Brent and West Texas Intermediate fell nearly 50% on a combination of supply and demand concerns. On the supply side, U.S. production reached levels unseen since 1986, and the Organization of Petroleum Exporting Countries rejected calls to cut output. At the same time, demand for oil weakened as China’s economy slowed and growth in the eurozone and Japan stagnated. The strength in the U.S. dollar further eroded the price of oil denominated in dollars. As oil prices slid, so did the prices of gasoline and heating oil. Natural gas prices also tumbled amid record U.S. production.

The selloff in oil dampened inflation expectations, which reduced the appeal of precious metals as an inflation hedge. Precious metals were also negatively impacted by expectations that the Federal Reserve would begin raising short-term interest rates in mid-2015, making investments in non-interest bearing assets like gold relatively less attractive. The slowdown in China — the world’s largest consumer of industrial metals — weighed on prices of copper and aluminum. Among agricultural commodities, healthy crops put downward pressure on grain prices. However, consistent with typical seasonality, grains rallied near the end of the year, after the harvests.

Fund Performance

Eaton Vance Commodity Strategy Fund (the Fund) Class A shares at net asset value (NAV) had a total return of
–17.16% for the fiscal year ending December 31, 2014. By comparison, the Fund’s Index returned –17.01%.

The key feature of the Fund is that it offers an efficient way to gain broad exposure to the commodity markets. Management achieves this exposure via total return swaps on the Index. The total return swaps provided the majority of the Fund’s return during the year, and tracking error relative to the Index was minimal. As the return of the Index was negative for the year, so was the Fund’s total return.

The Fund seeks to improve over the return of the Index through the active management of the collateral backing the total return swaps. Three primary alpha-generating strategies are employed: hedged investments in emerging-market, high-yield debt, and equities; allocations to inflation-linked bonds; and active commodity investing.

The inflation-linked bond strategy detracted during the period, causing the Fund to lag the Index. This was mainly due to the Fund’s exposure to Treasury Inflation-Protected Securities (TIPS) within its collateral portfolio. TIPS underperformed U.S. Treasurys over the second half of the year, when falling oil prices drove inflation expectations lower.

Individual commodity exposures both helped and hurt. However, in aggregate, active commodity investing did not have a meaningful impact on relative results. For example, an overweight in West Texas intermediate crude oil versus the Index was a headwind. On the other hand, overweight positions in coffee and corn early in the year added value, as prices of these commodities rose dramatically amid drought conditions in South America.

The third alpha strategy — hedged investments in emerging-market, high-yield debt and equities — positively impacted Fund performance versus the Index. Within this sleeve of the portfolio, the Fund benefited from positions that reflected management’s positive view on the U.S. dollar versus other currencies, particularly the euro, Japanese yen and commodity-oriented emerging-market currencies.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Performance2,3

Portfolio Manager John B. Brynjolfsson, CFA, Armored Wolf, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/08/2010	04/08/2010	–17.16%	—	–5.99%
Class A with 4.75% Maximum Sales Charge	—	—	–21.07	—	–6.96
Class C at NAV	04/08/2010	04/08/2010	–17.71	—	–6.70
Class C with 1% Maximum Sales Charge	—	—	–18.53	—	–6.70
Class I at NAV	04/08/2010	04/08/2010	–16.95	—	–5.78
Bloomberg Commodity Index Total Return	—	—	–17.01%	–5.53%	–5.24%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.48%	2.23%	1.23%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/08/2010	$7,199	N.A.
Class I	$250,000	04/08/2010	$188,547	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Fund Profile

Asset Mix (% of net assets)5

Fund Commodity Exposure (% of net assets)6

Agriculture	33.50%	Industrial Metals	18.90%
Corn	7.85	Copper	7.23
Soybeans	5.90	Aluminum	5.66
Sugar	4.17	Zinc	3.12
Wheat	4.12	Nickel	3.08
Coffee	4.01	Lead	–0.19
Soybean Meal	2.69
Soybean Oil	2.34	Precious Metals	18.37%
Cotton	1.31	Gold	14.68
Kansas Wheat	0.92	Silver	3.69
Cocoa	0.19	Palladium	0.21
		Platinum	–0.21

Energy	22.94%
Natural Gas	7.75	Livestock	6.96%
Crude Oil-WTI	5.88	Live Cattle	5.04
Crude Oil-Brent	4.00	Lean Hogs	2.12
Heating Oil	2.90	Feeder Cattle	–0.20
Unleaded Gasoline	2.80
GasOil	–0.39

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Prior to 7/1/14, this Index was named Dow Jones-UBS Commodity Index Total Return. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

Cash Equivalents are short-term, high quality instruments, including U.S. Treasuries, and may be held as collateral for the Fund’s derivative positions. Other Net Assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

[6]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

Fund profile subject to change due to active management.

5

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$780.10	$7.00	**	1.56%
Class C	$1,000.00	$777.40	$10.26	**	2.29%
Class I	$1,000.00	$781.40	$5.79	**	1.29%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.93	**	1.56%
Class C	$1,000.00	$1,013.70	$11.62	**	2.29%
Class I	$1,000.00	$1,018.70	$6.56	**	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Portfolio of Investments

Corporate Bonds — 5.4%

Security	Principal Amount (000’s omitted)	Value

Commercial Services — 0.1%
Rent-A-Center, Inc., 4.75%, 5/1/21	$225	$194,625

		$194,625

Diversified Financial Services — 4.7%
Armor Re, Ltd., 4.015%, 12/15/16(1)(2)(3)	$8,400	$8,427,090
Golden State Re, Ltd., 2.215%, 7/8/19(1)(2)(3)	3,500	3,494,575
Golden State Re, Ltd., 3.75%, 1/8/15(1)(2)(3)	3,000	3,006,600
Residential Re 2011, Ltd., 8.765%, 6/6/16(1)(2)(3)	750	769,275

		$15,697,540

Home Builders — 0.0%(4)
D.R. Horton, Inc., 5.25%, 2/15/15	$22	$22,193

		$22,193

Insurance — 0.1%
Fidelity & Guaranty Life Holdings, Inc., 6.375%, 4/1/21(1)	$200	$211,000

		$211,000

Real Estate Investment Trusts (REITs) — 0.0%(4)
Geo Group, Inc. (The), 5.125%, 4/1/23	$25	$24,687

		$24,687

Telecommunications — 0.5%
Frontier Communications Corp., 8.50%, 4/15/20	$5	$5,600
HC2 Holdings, Inc., 11.00%, 12/1/19(1)	1,750	1,723,750
NeuStar, Inc., 4.50%, 1/15/23	225	197,437

		$1,926,787

Trucking & Leasing — 0.0%(4)
Flexi-Van Leasing, Inc., 7.875%, 8/15/18(1)	$25	$24,875

		$24,875

Total Corporate Bonds (identified cost $18,117,690)		$18,101,707

Foreign Corporate Bonds — 0.3%

Security	Principal Amount (000’s omitted)	Value

Luxembourg — 0.0%(4)
Intelsat Jackson Holdings SA, 6.625%, 12/15/22	$25	$25,813

Total Luxembourg		$25,813

Netherlands — 0.1%
Comfeed Finance BV, 6.00%, 5/2/18(1)	$250	$235,000

Total Netherlands		$235,000

Peru — 0.2%
Camposol SA, 9.875%, 2/2/17(5)	$700	$724,150

Total Peru		$724,150

Total Foreign Corporate Bonds (identified cost $972,777)		$984,963

U.S. Treasury Obligations — 91.5%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/16(6)	$47,333	$47,200,338
0.50%, 4/15/15(6)	15,340	15,143,267

		$62,343,605

U.S. Treasury Notes:
0.25%, 1/15/15(7)	$6,000	$6,000,000
0.25%, 2/15/15(7)	7,000	7,001,778
0.25%, 3/31/15(7)	18,000	18,007,740
0.25%, 5/15/15(7)	30,000	30,023,430
0.25%, 7/15/15	45,000	45,031,635
0.25%, 8/15/15	50,000	50,023,450
0.25%, 9/15/15(7)	37,000	37,016,613
0.25%, 10/15/15(7)	10,000	10,001,560
0.375%, 4/15/15	20,000	20,017,180
0.375%, 6/15/15(7)	16,500	16,519,338
1.375%, 7/31/18	4,000	4,004,064

		$243,646,788

Total U.S. Treasury Obligations (identified cost $307,417,077)		$305,990,393

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Portfolio of Investments — continued

Common Stocks — 4.4%

Security	Shares	Value

Aerospace & Defense — 0.0%(4)
General Dynamics Corp.	575	$79,131

		$79,131

Airlines — 0.6%
American Airlines Group, Inc.	12,147	$651,443
Delta Air Lines, Inc.	14,499	713,206
United Continental Holdings, Inc.(8)	10,074	673,850

		$2,038,499

Automobiles — 0.4%
General Motors Co.	42,831	$1,495,230

		$1,495,230

Banks — 0.4%
Citigroup, Inc.	23,203	$1,255,514

		$1,255,514

Beverages — 0.0%(4)
Coca-Cola Enterprises, Inc.	1,790	$79,154
PepsiCo, Inc.	840	79,430

		$158,584

Capital Markets — 0.1%
Bank of New York Mellon Corp. (The)	1,955	$79,315
Goldman Sachs Group, Inc. (The)	410	79,470

		$158,785

Communications Equipment — 0.0%(4)
Harris Corp.	1,105	$79,361

		$79,361

Consumer Finance — 0.0%(4)
Capital One Financial Corp.	960	$79,248
Discover Financial Services	1,210	79,243

		$158,491

Containers & Packaging — 0.1%
Rock-Tenn Co., Class A	5,044	$307,583

		$307,583

Security	Shares	Value

Diversified Telecommunication Services — 0.6%
HC2 Holdings, Inc.(8)	244,236	$2,058,909

		$2,058,909

Electronic Equipment, Instruments & Components — 0.0%(4)
TE Connectivity, Ltd.	1,250	$79,063

		$79,063

Food & Staples Retailing — 0.0%(4)
Wal-Mart Stores, Inc.	925	$79,439

		$79,439

Food Products — 0.1%
Archer-Daniels-Midland Co.	1,525	$79,300
Boulder Brands, Inc.(8)	8,101	89,597

		$168,897

Health Care Providers & Services — 0.1%
Aetna, Inc.	890	$79,059
Cigna Corp.	765	78,726
DaVita HealthCare Partners, Inc.(8)	1,045	79,148

		$236,933

Household Durables — 0.0%(4)
Harman International Industries, Inc.	745	$79,499

		$79,499

Insurance — 0.0%(4)
MetLife, Inc.	1,465	$79,242

		$79,242

IT Services — 0.0%(4)
Xerox Corp.	5,695	$78,933

		$78,933

Leisure Products — 0.2%
Summer Infant, Inc.(8)	163,106	$531,726

		$531,726

Media — 0.0%(4)
DIRECTV(8)	920	$79,764

		$79,764

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Personal Products — 0.9%
Revlon, Inc., Class A(8)	83,074	$2,837,808

		$2,837,808

Pharmaceuticals — 0.0%(4)
Johnson & Johnson	755	$78,950

		$78,950

Real Estate Investment Trusts (REITs) — 0.1%
Apartment Investment & Management Co., Class A	2,130	$79,130
Host Hotels & Resorts, Inc.	3,340	79,392
Weyerhaeuser Co.	2,215	79,496

		$238,018

Road & Rail — 0.4%
Hertz Global Holdings, Inc.(8)	51,356	$1,280,819

		$1,280,819

Specialty Retail — 0.2%
GNC Holdings, Inc., Class A	8,065	$378,732
Vitamin Shoppe, Inc.(8)	6,329	307,463

		$686,195

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	720	$79,474
Hewlett-Packard Co.	1,970	79,056
NCR Corp.(8)	14,852	432,787

		$591,317

Total Common Stocks (identified cost $11,632,565)		$14,916,690

Exchange-Traded Funds — 0.0%(4)

Security	Shares	Value

Equity Funds — 0.0%(4)
SPDR S&P 500 ETF Trust	350	$71,925

Total Exchange-Traded Funds (identified cost $72,278)		$71,925

Short-Term Investments — 10.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(9)	$34,318	$34,318,452

Total Short-Term Investments (identified cost $34,318,452)		$34,318,452

Total Investments — 111.9% (identified cost $372,530,839)		$374,384,130

Other Assets, Less Liabilities — (11.9)%		$(39,945,465)

Net Assets — 100.0%		$334,438,665

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2014, the aggregate value of these securities is $17,892,165 or 5.3% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2014.

(3)

Event-linked bond, also known as a catastrophe bond, whose payment of principal is contingent on the non-occurrence of a defined trigger event which may include hurricanes, earthquakes or other weather-related phenomena.

(4)	Amount is less than 0.05%.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2014, the aggregate value of these securities is $724,150 or 0.2% of the Fund’s net assets.

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open futures and/or swap contracts.

(8)	Non-income producing security.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $338,212,387)	$340,065,678
Affiliated investment, at value (identified cost, $34,318,452)	34,318,452
Restricted cash*	2,600,000
Foreign currency, at value (identified cost, $5,748)	5,748
Interest and dividends receivable	368,942
Interest receivable from affiliated investment	4,006
Receivable for investments sold	1,360,360
Receivable for Fund shares sold	5,366,201
Receivable for variation margin on open futures contracts	191,355
Receivable for open forward foreign currency exchange contracts	3,350,993
Receivable for open swap contracts	1,528,306
Premium paid on open swap contracts	99,008
Total assets	$389,259,049
Liabilities
Cash collateral due to broker	$2,600,000
Payable for investments purchased	1,036,284
Payable for Fund shares redeemed	6,980,197
Payable for open forward foreign currency exchange contracts	341,836
Payable for open swap contracts	41,885,145
Premium received on open swap contracts	196,346
Due to custodian	1,075,140
Payable to affiliates:
Investment adviser and administration fee	321,041
Distribution and service fees	9,025
Trustees’ fees	4,632
Due to affiliate	25,866
Accrued expenses	344,872
Total liabilities	$54,820,384
Net Assets	$334,438,665
Sources of Net Assets
Paid-in capital	$387,060,579
Accumulated net realized loss	(17,141,405)
Accumulated undistributed net investment income	61,922
Net unrealized depreciation	(35,542,431)
Total	$334,438,665
Class A Shares
Net Assets	$13,203,332
Shares Outstanding	1,988,287
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.64
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.97
Class C Shares
Net Assets	$6,077,090
Shares Outstanding	941,312
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$6.46
Class I Shares
Net Assets	$315,158,243
Shares Outstanding	47,411,832
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.65

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2014
Interest	$2,040,097
Dividends (net of foreign taxes, $875)	214,883
Interest allocated from affiliated investment	73,179
Expenses allocated from affiliated investment	(9,491)
Total investment income	$2,318,668

Expenses
Investment adviser and administration fee	$4,959,454
Distribution and service fees
Class A	84,116
Class C	104,302
Trustees’ fees and expenses	21,955
Custodian fee	257,759
Transfer and dividend disbursing agent fees	363,592
Legal and accounting services	136,704
Printing and postage	114,268
Registration fees	78,648
Miscellaneous	33,785
Total expenses	$6,154,583
Deduct —
Allocation of expenses to affiliates	$50,249
Reduction of custodian fee	287
Total expense reductions	$50,536

Net expenses	$6,104,047

Net investment loss	$(3,785,379)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,530,426
Investment transactions allocated from affiliated investment	620
Futures contracts	(4,666,900)
Swap contracts	6,047,025
Foreign currency and forward foreign currency exchange contract transactions	2,472,838
Net realized gain	$5,384,009
Change in unrealized appreciation (depreciation) —
Investments	$(166,460)
Futures contracts	598,441
Swap contracts	(53,959,983)
Foreign currency and forward foreign currency exchange contracts	3,405,274
Net change in unrealized appreciation (depreciation)	$(50,122,728)

Net realized and unrealized loss	$(44,738,719)

Net decrease in net assets from operations	$(48,524,098)

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(3,785,379)	$(2,412,990)
Net realized gain (loss) from investment transactions, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	5,384,009	(82,262,629)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(50,122,728)	17,867,873
Net decrease in net assets from operations	$(48,524,098)	$(66,807,746)
Distributions to shareholders —
From net investment income
Class A	$(110,476)	$—
Class I	(4,763,213)	—
From net realized gain
Class A	—	(183,062)
Class C	—	(63,517)
Class I	—	(2,104,369)
Total distributions to shareholders	$(4,873,689)	$(2,350,948)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$14,815,911	$37,600,515
Class C	1,335,045	2,963,384
Class I	263,388,521	520,073,482
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	93,644	178,881
Class C	—	52,618
Class I	4,524,897	2,063,291
Cost of shares redeemed
Class A	(42,634,362)	(29,439,554)
Class C	(5,625,651)	(7,710,487)
Class I	(478,157,865)	(175,657,623)
Net increase (decrease) in net assets from Fund share transactions	$(242,259,860)	$350,124,507

Net increase (decrease) in net assets	$(295,657,647)	$280,965,813

Net Assets
At beginning of year	$630,096,312	$349,130,499
At end of year	$334,438,665	$630,096,312

Accumulated undistributed net investment income included in net assets
At end of year	$61,922	$148,693

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Financial Highlights

	Class A
	Year Ended December 31,							Period Ended December 31, 2010(1)
	2014		2013	2012		2011
Net asset value — Beginning of period	$8.080		$9.180	$9.280		$11.140		$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.079)		$(0.054)	$0.035		$(0.029)		$(0.073)
Net realized and unrealized gain (loss)	(1.305)		(1.010)	(0.120)		(1.511)		2.000

Total income (loss) from operations	$(1.384)		$(1.064)	$(0.085)		$(1.540)		$1.927

Less Distributions
From net investment income	$(0.056)		$—	$—		$(0.007)		$(0.775)
From net realized gain	—		(0.036)	(0.015)		(0.313)		(0.012)

Total distributions	$(0.056)		$(0.036)	$(0.015)		$(0.320)		$(0.787)

Net asset value — End of period	$6.640		$8.080	$9.180		$9.280		$11.140

Total Return(3)	(17.16)%		(11.60)%	(0.92)%		(13.83)%		19.35	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,203		$43,845	$40,990		$59,349		$46,596
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.50	%(6)	1.48%	1.50	%(6)	1.50	%(6)	1.50	%(6)(7)
Net investment income (loss)	(0.96)%		(0.63)%	0.37%		(0.27)%		(0.91	)%(7)
Portfolio Turnover	111%		264%	355%		146%		77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.01%, 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2014, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Financial Highlights — continued

	Class C
	Year Ended December 31,							Period Ended December 31, 2010(1)
	2014		2013	2012		2011
Net asset value — Beginning of period	$7.850		$8.990	$9.150		$11.070		$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.137)		$(0.113)	$(0.035)		$(0.108)		$(0.136)
Net realized and unrealized gain (loss)	(1.253)		(0.991)	(0.115)		(1.492)		1.984

Total income (loss) from operations	$(1.390)		$(1.104)	$(0.150)		$(1.600)		$1.848

Less Distributions
From net investment income	$—		$—	$—		$(0.007)		$(0.766)
From net realized gain	—		(0.036)	(0.010)		(0.313)		(0.012)

Total distributions	$—		$(0.036)	$(0.010)		$(0.320)		$(0.778)

Net asset value — End of period	$6.460		$7.850	$8.990		$9.150		$11.070

Total Return(3)	(17.71)%		(12.29)%	(1.64)%		(14.46)%		18.56	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,077		$11,911	$18,731		$26,740		$12,258
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.25	%(6)	2.23%	2.25	%(6)	2.25	%(6)	2.25	%(6)(7)
Net investment loss	(1.74)%		(1.34)%	(0.38)%		(1.01)%		(1.69	)%(7)
Portfolio Turnover	111%		264%	355%		146%		77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.01%, 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2014, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Consolidated Financial Highlights — continued

	Class I
	Year Ended December 31,							Period Ended December 31, 2010(1)
	2014		2013	2012		2011
Net asset value — Beginning of period	$8.120		$9.190	$9.300		$11.140		$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.062)		$(0.035)	$0.059		$(0.005)		$(0.053)
Net realized and unrealized gain (loss)	(1.310)		(0.999)	(0.128)		(1.515)		1.986

Total income (loss) from operations	$(1.372)		$(1.034)	$(0.069)		$(1.520)		$1.933

Less Distributions
From net investment income	$(0.098)		$—	$(0.012)		$(0.007)		$(0.781)
From net realized gain	—		(0.036)	(0.029)		(0.313)		(0.012)

Total distributions	$(0.098)		$(0.036)	$(0.041)		$(0.320)		$(0.793)

Net asset value — End of period	$6.650		$8.120	$9.190		$9.300		$11.140

Total Return(3)	(16.95)%		(11.26)%	(0.74)%		(13.65)%		19.40	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$315,158		$574,341	$289,409		$180,294		$181,934
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.25	%(6)	1.23%	1.25	%(6)	1.25	%(6)	1.25	%(6)(7)
Net investment income (loss)	(0.76)%		(0.41)%	0.63%		(0.05)%		(0.68	)%(7)
Portfolio Turnover	111%		264%	355%		146%		77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.01%, 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2014, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2014 were $71,306,180 or 21.3% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

16

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note since its acquisition. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund periodically, typically each business day, depending on the daily fluctuations in the value of the

17

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

underlying security, commodity, index or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with the unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 13. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

18

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$4,873,689	$53,347
Long-term capital gains	$—	$2,297,601

During the year ended December 31, 2014, accumulated net realized loss was increased by $18,628,069, accumulated undistributed net investment income was increased by $8,572,297 and paid-in capital was increased by $10,055,772 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization, accretion of market discount, distributions from real eatate investment trusts (REITs), return of capital distributions from securities, the Fund’s investment in the Subsidiary and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,863,344
Deferred capital losses	$(8,080,208)
Net unrealized depreciation	$(47,405,050)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, futures contracts, swap contracts, investments in partnerships, investments in passive foreign investment companies, premium amortization, accretion of market discount and the Fund’s investment in the Subsidiary.

At December 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $8,080,208 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2014, $4,217,525 are short-term and $3,862,683 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in the Subsidiary, at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$517,931,199

Gross unrealized appreciation	$3,028,084
Gross unrealized depreciation	(186,504,767)

Net unrealized depreciation	$(183,476,683)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administration agreement between the Trust and EVM and the investment advisory agreement

19

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 1.05% of the Fund’s consolidated average daily net assets up to $500 million, 1.00% from $500 million but less than $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. For the year ended December 31, 2014, the investment adviser and administration fee amounted to $4,959,454 or 1.05% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Armored Wolf, LLC (Armored Wolf). EVM pays Armored Wolf a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Armored Wolf have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s consolidated average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated at any time after April 30, 2015. Pursuant to this agreement, EVM and Armored Wolf were allocated $50,249 in total of the Fund’s operating expenses for the year ended December 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $2,035 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,957 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $84,116 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $78,227 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $26,075 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $300 and $40 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$100,510,050	$111,801,947
U.S. Government and Agency Securities	420,939,822	243,264,106

	$521,449,872	$355,066,053

20

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	1,809,376	4,401,960
Issued to shareholders electing to receive payments of distributions in Fund shares	13,572	21,814
Redemptions	(5,260,681)	(3,464,416)

Net increase (decrease)	(3,437,733)	959,358

	Year Ended December 31,
Class C	2014	2013

Sales	180,432	353,903
Issued to shareholders electing to receive payments of distributions in Fund shares	—	6,585
Redemptions	(755,919)	(928,098)

Net decrease	(575,487)	(567,610)

	Year Ended December 31,
Class I	2014	2013

Sales	33,393,601	59,898,458
Issued to shareholders electing to receive payments of distributions in Fund shares	654,833	250,705
Redemptions	(57,411,337)	(20,855,252)

Net increase (decrease)	(23,362,903)	39,293,911

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/5/15	United States Dollar 7,296,000	Euro 6,000,000	JPMorgan Chase Bank, N.A.	$—	$(35,699)	$(35,699)
1/5/15	United States Dollar 21,916,305	Euro 18,000,000	JPMorgan Chase Bank, N.A.	—	(135,402)	(135,402)
1/5/15	United States Dollar 1,077,725	New Turkish Lira 2,400,000	JPMorgan Chase Bank, N.A.	—	(50,423)	(50,423)

21

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/5/15	Euro 24,000,000	United States Dollar 31,788,000	JPMorgan Chase Bank, N.A.	$2,746,795	$—	$2,746,795
1/6/15	United States Dollar 237,874	Australian Dollar 280,000	JPMorgan Chase Bank, N.A.	—	(9,299)	(9,299)
1/6/15	United States Dollar 695,652	Brazilian Real 1,800,000	JPMorgan Chase Bank, N.A.	—	(18,685)	(18,685)
1/6/15	United States Dollar 2,811,697	Indian Rupee 175,000,000	JPMorgan Chase Bank, N.A.	—	(40,000)	(40,000)
1/6/15	United States Dollar 452,474	New Taiwan Dollar 14,300,000	JPMorgan Chase Bank, N.A.	29	—	29
1/6/15	United States Dollar 236,057	New Zealand Dollar 300,000	JPMorgan Chase Bank, N.A.	—	(2,042)	(2,042)
1/6/15	United States Dollar 904,306	South African Rand 10,000,000	JPMorgan Chase Bank, N.A.	—	(39,971)	(39,971)
1/6/15	British Pound Sterling 150,000	United States Dollar 236,071	JPMorgan Chase Bank, N.A.	2,283	—	2,283
1/6/15	Czech Koruna 21,000,000	United States Dollar 949,973	JPMorgan Chase Bank, N.A.	32,627	—	32,627
1/6/15	Euro 380,000	United States Dollar 474,747	JPMorgan Chase Bank, N.A.	14,923	—	14,923
1/6/15	Hungarian Forint 59,000,000	United States Dollar 240,219	JPMorgan Chase Bank, N.A.	14,674	—	14,674
1/6/15	Israeli Shekel 2,800,000	United States Dollar 713,741	JPMorgan Chase Bank, N.A.	—	(4,115)	(4,115)
1/6/15	Japanese Yen 110,000,000	United States Dollar 930,839	JPMorgan Chase Bank, N.A.	12,489	—	12,489
1/6/15	New Taiwan Dollar 14,300,000	United States Dollar 460,548	JPMorgan Chase Bank, N.A.	8,044	—	8,044
1/6/15	Singapore Dollar 300,000	United States Dollar 229,767	JPMorgan Chase Bank, N.A.	3,298	—	3,298
1/6/15	Swiss Franc 230,000	United States Dollar 238,804	JPMorgan Chase Bank, N.A.	7,463	—	7,463
1/7/15	Polish Zloty 2,400,000	United States Dollar 715,994	JPMorgan Chase Bank, N.A.	38,196	—	38,196
1/7/15	Swedish Krona 1,800,000	United States Dollar 242,826	JPMorgan Chase Bank, N.A.	11,924	—	11,924
1/30/15	South African Rand 22,000,000	United States Dollar 1,888,072	JPMorgan Chase Bank, N.A.	—	(6,200)	(6,200)
3/18/15	United States Dollar 2,417,670	Australian Dollar 3,000,000	Barclays Bank PLC	18,775	—	18,775
3/18/15	Australian Dollar 3,000,000	United States Dollar 2,461,875	Barclays Bank PLC	25,430	—	25,430
3/18/15	Euro 9,000,000	United States Dollar 11,185,830	JPMorgan Chase Bank, N.A.	288,178	—	288,178
3/18/15	Japanese Yen 440,000,000	United States Dollar 3,713,550	JPMorgan Chase Bank, N.A.	37,796	—	37,796
8/24/15	Yuan Renminbi 62,250,000	United States Dollar 10,000,000	Barclays Bank PLC	88,069	—	88,069

				$3,350,993	$(341,836)	$3,009,157

22

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures
2/15	38 Gold	Long	$4,564,560	$4,499,580	$(64,980)
3/15	8 Coffee	Long	584,400	499,800	(84,600)
3/15	23 High Grade Copper	Short	(1,722,988)	(1,624,663)	98,325
3/15	16 Silver	Short	(1,335,200)	(1,247,920)	87,280
3/15	20 Wheat	Short	(541,000)	(589,750)	(48,750)

Equity Futures
3/15	138 S&P 500 E-Mini Index	Short	(13,704,995)	(14,161,560)	(456,565)

Foreign Currency Futures
3/15	42 British Pound Sterling	Short	(4,118,363)	(4,087,125)	31,238

Interest Rate Futures
3/15	20 Australia 10-Year Bond	Short	(2,043,536)	(2,092,351)	(48,815)
3/15	12 Euro-BTP	Long	1,947,213	1,968,994	21,781
3/15	9 Euro-Bund	Short	(1,673,972)	(1,697,495)	(23,523)
3/15	9 Euro-OAT	Long	1,579,333	1,603,292	23,959
3/15	2 Japan 10-Year Bond	Short	(2,453,999)	(2,467,691)	(13,692)
3/15	1 Mini 10-Year JGB	Short	(122,691)	(123,426)	(735)

3/15	12 U.S. 10-Year Treasury Note	Long	1,516,399	1,521,563	5,164
3/15	45 U.S. Long Treasury Bond	Short	(6,433,438)	(6,505,313)	(71,875)

					$(545,788)

Australia 10-Year Bond: Australian Commonwealth Government Treasury Bonds having a term to maturity of 10 years.

Euro-BTP:  Long-term debt securities issued by the Republic of Italy with a remaining term to maturity of 8.5 to 11 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 8.5 to 10.5 years.

Euro-OAT:  Long-term debt securities issued by the French Republic with a remaining term to maturity of 8.5 to 10.5 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

23

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Depreciation

France	Citibank, N.A.	$4,000	0.25	%(1)	9/20/16	$(8,834)	$(64,047)	$(72,881)
France	Credit Suisse International	5,000	0.25	(1)	6/20/16	(10,952)	(34,961)	(45,913)
Markit CDX North America High Yield Index	Credit Suisse International	2,475	5.00	(1)	6/20/18	(182,855)	66,420	(116,435)
Markit CDX North America High Yield Index	JPMorgan Chase Bank, N.A.	2,970	5.00	(1)	6/20/18	(219,427)	129,926	(89,501)

						$(422,068)	$97,338	$(324,730)

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Annual Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$5,700,000	Receives	Excess Return on Barclays Atlantic Dynamic HYIGS Index	Pays	0.80%	2/2/15	$(38,252)
Barclays Bank PLC	18,000,000	Receives	Excess Return on Barclays ComBATS Curve Switcher Index	Pays	0.80	1/28/15	293,203
Barclays Bank PLC	4,200,000	Receives	Excess Return on Barclays Commodity Liquidity Timing Index 4X	Pays	2.20	1/28/15	30,629
Barclays Bank PLC	4,200,000	Receives	Excess Return on Barclays Commodity Strategy 1624 Index	Pays	0.80	1/28/15	40,955

Barclays Bank PLC	7,000,000	Receives	Excess Return on Barclays Dualis Index	Pays	0.95	1/28/15	47,248
Barclays Bank PLC	4,900,000	Receives	Excess Return on Barclays TrendSTAR+ Index	Pays	0.65	1/7/15	(165,682)
Barclays Bank PLC	27,600,000	Receives	Excess Return on Bloomberg Commodity Index	Pays	0.15	1/28/15	(3,015,594)
Citibank, N.A.	102,200,000	Receives	Excess Return on Bloomberg Commodity Index	Pays	0.14	1/28/15	(11,165,233)
Citibank, N.A.	4,500,000	Receives	Excess Return on Citi Commodities Congestion Dynamic Alpha 4x Leveraged Total Return Index	Pays	0.80	1/28/15	43,966
Citibank, N.A.	1,000,000	Receives	Excess Return on Citi Commodities Term Structure Alpha II BCOM Index	Pays	0.45	1/28/15	26,308
Credit Suisse International	101,500,000	Receives	Excess Return on Bloomberg Commodity Index	Pays	0.14	1/28/15	(11,088,759)
Credit Suisse International	1,200,000	Receives	Excess Return on Credit Suisse Commodity Backwardation 01E RV1 Index	Pays	0.47	1/28/15	14,346

24

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Annual Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Credit Suisse International	$4,700,000	Receives	Excess Return on Credit Suisse Commodity Backwardation RV Index	Pays	0.50%	1/28/15	$(7,802)
Credit Suisse International	3,000,000	Receives	Excess Return on Credit Suisse Custom 12 Alpha Index(1)	Pays	0.68	1/28/15	24,039
Credit Suisse International	900,000	Pays	Excess Return on Credit Suisse Multi-Asset Futures — Gasoil Index	Receives	0.00	1/7/15	161,036
Credit Suisse International	900,000	Pays	Excess Return on Credit Suisse Multi-Asset Futures — HRW Wheat Index	Receives	0.00	1/7/15	12,748
Credit Suisse International	900,000	Receives	Excess Return on Credit Suisse Multi-Asset Futures — RBOB Gasoline Index	Pays	0.10	1/7/15	(167,287)
Credit Suisse International	900,000	Pays	Excess Return on Credit Suisse Multi-Asset Futures — SoybeanOil Index	Receives	0.00	1/7/15	(6,307)
Credit Suisse International	900,000	Receives	Excess Return on Credit Suisse Multi-Asset Futures — Soybeans Index	Pays	0.12	1/7/15	6,055
Credit Suisse International	900,000	Receives	Excess Return on Credit Suisse Multi-Asset Futures — SRW Wheat Index	Pays	0.12	1/7/15	(83)

Credit Suisse International	900,000	Receives	Excess Return on Credit Suisse Multi-Asset Futures — Sugar #11 Index	Pays	0.25	1/7/15	(41,002)

Credit Suisse International	900,000	Pays	Excess Return on Credit Suisse Multi-Asset Futures — White Sugar Index	Receives	0.00	1/7/15	11,805

JPMorgan Chase Bank, N.A.	4,200,000	Receives	Excess Return on JP Morgan ETF Efficiente 8 Index	Pays	0.00	1/28/15	170,748

Merrill Lynch International	3,000,000	Receives	Excess Return on 4X Leveraged Merrill Lynch MLBXW3C0 Index	Pays	0.80	1/28/15	22,378

Merrill Lynch International	144,000,000	Receives	Excess Return on Bloomberg Commodity Index	Pays	0.13	1/28/15	(15,250,245)

Merrill Lynch International	1,000,000	Receives	Excess Return on Merrill Lynch MLCIAKLS Index	Pays	0.45	1/28/15	43,663

Merrill Lynch International	18,000,000	Receives	Excess Return on Merrill Lynch MLBX Armored Wolf Custom Return Index(2)	Pays	0.50	1/28/15	409,656
Merrill Lynch International	5,500,000	Receives	Excess Return on 4X Leveraged Merrill Lynch MLBXW2CD Index	Pays	1.12	1/28/15	52,710

							$(39,534,753)

(1)

Custom equal-weighted long/short strategy index. The long index has the same structure as the Bloomberg Commodity Index, but with a different roll schedule. The short index is the Bloomberg Commodity Index.

(2)	Custom index comprised of various commodity long and short futures contracts with various expiration dates, generally from 2 months to 6 months.

At December 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

25

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

In the normal course of pursuing its investment objective and use of derivatives, the Fund is subject to the following risks:

Commodity Risk:  Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodity-linked derivative instruments, including commodity futures contracts and total return swap contracts based on a commodity index that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

Credit Risk:  The Fund enters into credit default swap contracts and total return swap contracts to manage its credit risk, to gain exposure to credit risk or to enhance return.

Interest Rate Risk:  Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund purchases and sells futures contracts and enters into total return swap contracts to hedge against changes in interest rates and to enhance return.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts, options on currencies and foreign currency futures contracts to enhance return and to hedge against fluctuations in currency exchange rates.

Equity Price Risk:  The Fund enters into equity index futures contracts, options on individual stocks and total return swap contracts to enhance return or hedge volatility as an overall asset/risk instrument.

The Fund enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $41,710,150. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $55,205,055.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

26

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2014 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity	Total

Net unrealized depreciation*	$—	$—	$31,238	$50,904	$185,605	$267,747
Receivable for open forward foreign currency exchange contracts	—	—	3,350,993	—	—	3,350,993
Receivable for open swap contracts; Premium paid/received on open swap contracts	—	170,748	—	—	1,240,745	1,411,493

Total Asset Derivatives	$—	$170,748	$3,382,231	$50,904	$1,426,350	$5,030,233

Derivatives not subject to master netting or similar agreements	$—	$—	$31,238	$50,904	$185,605	$267,747

Total Asset Derivatives subject to master netting or similar agreements	$—	$170,748	$3,350,993	$—	$1,240,745	$4,762,486

Net unrealized depreciation*	$—	$(456,565)	$—	$(158,640)	$(198,330)	$(813,535)
Payable for open forward foreign currency exchange contracts	—	—	(341,836)	—	—	(341,836)
Payable for open swap contracts; Premium paid/received on open swap contracts	(460,320)	—	—	(165,682)	(40,742,312)	(41,368,314)

Total Liability Derivatives	$(460,320)	$(456,565)	$(341,836)	$(324,322)	$(40,940,642)	$(42,523,685)

Derivatives not subject to master netting or similar agreements	$—	$(456,565)	$—	$(158,640)	$(198,330)	$(813,535)

Total Liability Derivatives subject to master netting or similar agreements	$(460,320)	$—	$(341,836)	$(165,682)	$(40,742,312)	$(41,710,150)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of December 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Barclays Bank PLC	$544,309	$(544,309)	$—	$—	$—
Citibank, N.A.	70,274	(70,274)	—	—	—
Credit Suisse International	230,029	(230,029)	—	—	—
JPMorgan Chase Bank, N.A.	3,389,467	(561,263)	—	(2,600,000)	228,204
Merrill Lynch International	528,407	(528,407)	—	—	—

	$4,762,486	$(1,934,282)	$—	$(2,600,000)	$228,204

27

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(3,219,528)	$544,309	$2,050,000	$—	$(625,219)
Citibank, N.A.	(11,174,067)	70,274	11,094,959	—	(8,834)
Credit Suisse International	(11,505,047)	230,029	11,275,018	—	—
JPMorgan Chase Bank, N.A.	(561,263)	561,263	—	—	—
Merrill Lynch International	(15,250,245)	528,407	14,721,838	—	—

	$(41,710,150)	$1,934,282	$39,141,815	$—	$(634,053)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended December 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(26,835)	$(215,522)	$—
Futures contracts	210,600	—	(2,626,264)	178,432	(2,429,668)
Swap contracts	7,296,468	(1,218,769)	60,395	—	(91,069)
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	2,447,656	—

Total	$7,507,068	$(1,218,769)	$(2,592,704)	$2,410,566	$(2,520,737)

Change in unrealized appreciation (depreciation) —
Futures contracts	$435,215	$—	$205,588	$7,350	$(49,712)
Swap contracts	(54,520,871)	563,393	163,177	—	(165,682)
Foreign currency and forward foreign currency exchange contracts	—	—	—	3,403,973	—

Total	$(54,085,656)	$563,393	$368,765	$3,411,323	$(215,394)

The average notional amounts of derivative instruments outstanding during the year ended December 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts	Forward Foreign Currency Exchange Contracts

$22,267,000	$54,464,000	$543,528,000	$130,881,000

The average principal amount of purchased currency option contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was approximately $11,839,000.

28

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

10  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At December 31, 2014, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $1,075,140. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2014. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 13) at December 31, 2014. The Fund’s average overdraft advances during the year ended December 31, 2014 were not significant.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$18,101,707	$—	$18,101,707
Foreign Corporate Bonds	—	984,963	—	984,963
U.S. Treasury Obligations	—	305,990,393	—	305,990,393
Common Stocks	14,916,690	—	—	14,916,690
Exchange-Traded Funds	71,925	—	—	71,925
Short-Term Investments	—	34,318,452	—	34,318,452

Total Investments	$14,988,615	$359,395,515	$—	$374,384,130

Forward Foreign Currency Exchange Contracts	$—	$3,350,993	$—	$3,350,993
Futures Contracts	267,747	—	—	267,747
Swap Contracts	—	1,411,493	—	1,411,493

Total	$15,256,362	$364,158,001	$—	$379,414,363

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(341,836)	$—	$(341,836)
Futures Contracts	(813,535)	—	—	(813,535)
Swap Contracts	—	(41,368,314)	—	(41,368,314)

Total	$(813,535)	$(41,710,150)	$—	$(42,523,685)

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the consolidated portfolio of investments, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Commodity Strategy Fund and subsidiary as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2015

31

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations .

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $164,918, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 1.54% qualifies for the corporate dividends received deduction.

32

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

33

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

34

Eaton Vance

Commodity Strategy Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Armored Wolf, LLC

Lakeshore Tower III

18111 Von Karman Avenue, Suite #525

Irvine, CA 92612

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4672 12.31.14

Eaton Vance

Dividend Builder Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Dividend Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 32

Federal Tax Information	18

Management and Organization	33

Important Notices	36

Eaton Vance

Dividend Builder Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Dividend Builder Fund (the Fund) had a total return of 11.73% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the S&P 500 Index (the Index), which returned 13.69% for the same period.

The Fund’s underperformance relative to the Index was primarily due to sector allocation. Stock selection overall made a positive contribution to the Fund’s relative performance. In a year that saw strong returns among non-dividend-paying stocks, the Fund’s commitment to dividend-paying companies that can potentially sustain and grow dividends constrained performance versus the Index. Of the 10 economic sectors represented in the Index, nine had positive returns for the 12-month period. The Fund recorded positive returns in eight of those sectors.

Health care was the Fund’s worst-performing sector, largely due to stock selection. In particular, Fund holdings in the pharmaceuticals industry was a notable drag on Fund performance versus the Index. Two multinational pharmaceutical companies, Roche Holding AG PC and Sanofi, were among the Fund’s weakest individual stocks, as both companies were hurt by their exposure to the sluggish European economy. Stock selection in the industrials sector further detracted from the Fund’s performance relative to the Index, but was partially offset by an underweight in the lagging sector. Electric equipment maker Emerson Electric Co. was among the Fund’s poorest-performing individual stocks, as its business with energy companies slowed. Also, amid falling oil prices during the 12-month period, the Fund’s exposure to energy stocks hampered Fund performance relative to the Index. Sanofi and Emerson Electric were sold during the period.

On the positive side, consumer staples was the Fund’s top-performing sector, primarily due to stock selection. Tobacco industry giant Altria Group, Inc. was the Fund’s best-performing individual stock for the period, followed by another large tobacco company, Reynolds American, Inc. Consistent dividend growth for both companies helped boost their stock prices during the period. Stock selection in the financials sector also aided the Fund’s performance relative to the Index. In the insurance industry, AmTrust Financial Services, Inc., a property and casualty insurer for small businesses, was one of the Fund’s leading individual stocks amid the improving U.S. economy. The security was sold during the period. Stock selection in the information technology sector also contributed to the Fund’s relative performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Dividend Builder Fund

December 31, 2014

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/18/1981	12/18/1981	11.73%	11.87%	8.90%
Class A with 5.75% Maximum Sales Charge	—	—	5.30	10.57	8.25
Class C at NAV	11/01/1993	12/18/1981	10.90	11.04	8.09
Class C with 1% Maximum Sales Charge	—	—	9.90	11.04	8.09
Class I at NAV	06/20/2005	12/18/1981	12.01	12.16	9.16
S&P 500 Index	—	—	13.69%	15.45%	7.67%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.06%	1.81%	0.81%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2004	$21,782	N.A.
Class I	$250,000	12/31/2004	$600,975	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Dividend Builder Fund

December 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Microsoft Corp.	3.6%
Apple, Inc.	3.5
Verizon Communications, Inc.	3.1
Comcast Corp., Class A	2.8
Home Depot, Inc. (The)	2.8
ACE, Ltd.	2.2
NextEra Energy, Inc.	2.2
Eaton Corp. PLC	2.2
Exxon Mobil Corp.	2.1
PG&E Corp.	2.1
Total	26.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Dividend Builder Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Dividend Builder Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,035.10	$5.33	1.04%
Class C	$1,000.00	$1,031.60	$9.17	1.79%
Class I	$1,000.00	$1,037.20	$4.06	0.79%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.30	1.04%
Class C	$1,000.00	$1,016.20	$9.10	1.79%
Class I	$1,000.00	$1,021.20	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Dividend Builder Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investment in Dividend Builder Portfolio, at value (identified cost, $909,242,393)	$1,038,631,075
Receivable for Fund shares sold	1,061,064
Total assets	$1,039,692,139

Liabilities
Payable for Fund shares redeemed	$1,879,384
Payable to affiliates:
Distribution and service fees	311,165
Trustees’ fees	125
Accrued expenses	257,666
Total liabilities	$2,448,340
Net Assets	$1,037,243,799

Sources of Net Assets
Paid-in capital	$878,196,693
Accumulated net realized gain from Portfolio	23,704,886
Accumulated undistributed net investment income	5,953,538
Net unrealized appreciation from Portfolio	129,388,682
Total	$1,037,243,799

Class A Shares
Net Assets	$758,215,626
Shares Outstanding	53,421,058
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.19
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.06

Class C Shares
Net Assets	$175,086,193
Shares Outstanding	12,287,933
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.25

Class I Shares
Net Assets	$103,941,980
Shares Outstanding	7,327,836
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.18

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $337,519)	$30,731,728
Interest allocated from Portfolio	3,825
Securities lending income allocated from Portfolio, net	301,278
Expenses allocated from Portfolio	(7,108,726)
Total investment income from Portfolio	$23,928,105

Expenses
Distribution and service fees
Class A	$1,893,373
Class B	310,227
Class C	1,741,020
Trustees’ fees and expenses	500
Custodian fee	62,379
Transfer and dividend disbursing agent fees	917,643
Legal and accounting services	53,589
Printing and postage	136,825
Registration fees	70,665
Miscellaneous	20,592
Total expenses	$5,206,813

Net investment income	$18,721,292

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$194,057,717
Written options	990,989
Foreign currency and forward foreign currency exchange contract transactions	83,903
Net realized gain	$195,132,609
Change in unrealized appreciation (depreciation) —
Investments	$(99,450,317)
Foreign currency and forward foreign currency exchange contracts	(300,740)
Net change in unrealized appreciation (depreciation)	$(99,751,057)

Net realized and unrealized gain	$95,381,552

Net increase in net assets from operations	$114,102,844

8	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$18,721,292	$12,392,012
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	195,132,609	202,037,607
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(99,751,057)	24,572,598
Net increase in net assets from operations	$114,102,844	$239,002,217
Distributions to shareholders —
From net investment income
Class A	$(10,501,121)	$(11,576,511)
Class B	(249,966)	(352,047)
Class C	(1,082,678)	(1,239,191)
Class I	(1,342,113)	(1,173,605)
From net realized gain
Class A	(30,210,922)	—
Class C	(6,894,189)	—
Class I	(4,116,544)	—
Total distributions to shareholders	$(54,397,533)	$(14,341,354)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$43,624,861	$55,281,874
Class B	529,135	1,707,088
Class C	16,286,996	17,238,941
Class I	46,288,683	16,122,703
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	35,369,686	9,997,204
Class B	228,965	316,858
Class C	6,720,118	1,025,031
Class I	4,335,025	980,560
Cost of shares redeemed
Class A	(194,426,727)	(219,017,464)
Class B	(6,896,174)	(10,199,964)
Class C	(33,751,930)	(42,464,575)
Class I	(17,907,411)	(30,327,551)
Net asset value of shares exchanged
Class A	5,102,852	5,228,796
Class B	(5,102,852)	(5,228,796)
Net asset value of shares merged*
Class A	37,567,006	—
Class B	(37,567,006)	—
Net decrease in net assets from Fund share transactions	$(99,598,773)	$(199,339,295)

Net increase (decrease) in net assets	$(39,893,462)	$25,321,568

Net Assets
At beginning of year	$1,077,137,261	$1,051,815,693
At end of year	$1,037,243,799	$1,077,137,261

Accumulated undistributed net investment income included in net assets
At end of year	$5,953,538	$2,193,757

*	At the close of business on October 24, 2014, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$13.430	$10.870	$9.800	$10.050		$9.590

Income (Loss) From Operations
Net investment income(1)	$0.269	$0.158	$0.271	$0.373	(2)	$0.322
Net realized and unrealized gain (loss)	1.269	2.582	1.039	(0.263)		0.498

Total income from operations	$1.538	$2.740	$1.310	$0.110		$0.820

Less Distributions
From net investment income	$(0.195)	$(0.180)	$(0.240)	$(0.360)		$(0.360)
From net realized gain	(0.583)	—	—	—		—

Total distributions	$(0.778)	$(0.180)	$(0.240)	$(0.360)		$(0.360)

Net asset value — End of year	$14.190	$13.430	$10.870	$9.800		$10.050

Total Return(3)	11.73%	25.40%	13.50%	1.12%		9.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$758,216	$787,254	$771,307	$805,556		$981,721
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.05%	1.06%	1.07%	1.09%		1.09%
Net investment income	1.92%	1.30%	2.59%	3.75	%(2)	3.45%
Portfolio Turnover of the Portfolio	93%	59%	63%	87%		100%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.83%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$13.480	$10.910	$9.830	$10.080		$9.610

Income (Loss) From Operations
Net investment income(1)	$0.163	$0.067	$0.193	$0.300	(2)	$0.254
Net realized and unrealized gain (loss)	1.278	2.592	1.047	(0.265)		0.506

Total income from operations	$1.441	$2.659	$1.240	$0.035		$0.760

Less Distributions
From net investment income	$(0.088)	$(0.089)	$(0.160)	$(0.285)		$(0.290)
From net realized gain	(0.583)	—	—	—		—

Total distributions	$(0.671)	$(0.089)	$(0.160)	$(0.285)		$(0.290)

Net asset value — End of year	$14.250	$13.480	$10.910	$9.830		$10.080

Total Return(3)	10.90%	24.47%	12.70%	0.36%		8.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$175,086	$175,875	$164,219	$174,161		$204,098
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.80%	1.81%	1.82%	1.84%		1.84%
Net investment income	1.16%	0.55%	1.83%	3.01	%(2)	2.70%
Portfolio Turnover of the Portfolio	93%	59%	63%	87%		100%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.08%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$13.430	$10.870	$9.790	$10.040		$9.580

Income (Loss) From Operations
Net investment income(1)	$0.296	$0.189	$0.296	$0.399	(2)	$0.358
Net realized and unrealized gain (loss)	1.268	2.581	1.051	(0.264)		0.486

Total income from operations	$1.564	$2.770	$1.347	$0.135		$0.844

Less Distributions
From net investment income	$(0.231)	$(0.210)	$(0.267)	$(0.385)		$(0.384)
From net realized gain	(0.583)	—	—	—		—

Total distributions	$(0.814)	$(0.210)	$(0.267)	$(0.385)		$(0.384)

Net asset value — End of year	$14.180	$13.430	$10.870	$9.790		$10.040

Total Return(3)	12.01%	25.72%	13.91%	1.38%		9.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$103,942	$67,746	$66,792	$77,399		$75,487
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.80%	0.81%	0.82%	0.84%		0.84%
Net investment income	2.10%	1.55%	2.82%	4.02	%(2)	3.83%
Portfolio Turnover of the Portfolio	93%	59%	63%	87%		100%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.09%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 24, 2014, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for

13

Eaton Vance

Dividend Builder Fund

December 31, 2014

Notes to Financial Statements — continued

each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$13,734,090	$14,341,354
Long-term capital gains	$40,663,443	$—

During the year ended December 31, 2014, accumulated net realized gain was decreased by $5,223,724, accumulated undistributed net investment income was decreased by $1,785,633 and paid-in capital was increased by $7,009,357 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs), investments in partnerships and dividend redesignations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$5,953,538
Undistributed long-term capital gains	$23,290,726
Net unrealized appreciation	$129,802,842

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

During the year ended December 31, 2014, capital loss carryforwards of $125,248,364 were utilized to offset net realized gains by the Fund.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $52,895 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $70,946 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $1,893,373 for Class A shares.

14

Eaton Vance

Dividend Builder Fund

December 31, 2014

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to the close of business on October 24, 2014, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. During portions of the year ended December 31, 2014 and prior to the close of business on October 24, 2014, the Fund discontinued Class B distribution fees to EVD pursuant to the sales charge limitations described below. For the year ended December 31, 2014, the Fund paid or accrued to EVD $222,888 and $1,305,765 for Class B and Class C shares, respectively, representing 0.65% (annualized) and 0.75% of the average daily net assets of Class B and Class C shares, respectively.

Pursuant to the Class B (prior to the close of business on October 24, 2014) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $87,339 and $435,255 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on October 24, 2014, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $6,000, $37,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,408,698 and $165,849,282, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	3,126,217	4,558,069
Issued to shareholders electing to receive payments of distributions in Fund shares	2,579,964	828,883
Redemptions	(13,887,832)	(18,143,712)
Merger from Class B shares	2,636,302	—
Exchange from Class B shares	366,476	430,777

Net decrease	(5,178,873)	(12,325,983)

15

Eaton Vance

Dividend Builder Fund

December 31, 2014

Notes to Financial Statements — continued

	Year Ended December 31,
Class B	2014(1)	2013

Sales	38,595	138,489
Issued to shareholders electing to receive payments of distributions in Fund shares	16,418	26,273
Redemptions	(496,369)	(840,108)
Merger to Class A shares	(2,625,305)	—
Exchange to Class A shares	(365,136)	(429,288)

Net decrease	(3,431,797)	(1,104,634)

	Year Ended December 31,
Class C	2014	2013

Sales	1,154,311	1,416,540
Issued to shareholders electing to receive payments of distributions in Fund shares	489,168	84,847
Redemptions	(2,400,810)	(3,504,407)

Net decrease	(757,331)	(2,003,020)

	Year Ended December 31,
Class I	2014	2013

Sales	3,245,310	1,315,431
Issued to shareholders electing to receive payments of distributions in Fund shares	316,218	81,409
Redemptions	(1,279,094)	(2,496,571)

Net increase (decrease)	2,282,434	(1,099,731)

(1)	Offering of Class B shares was discontinued during the year ended December 31, 2014 (see Note 1).

16

Eaton Vance

Dividend Builder Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

17

Eaton Vance

Dividend Builder Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $27,754,914, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 97.43% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $69,536,493 or, if subsequently determined to be different, the net capital gain of such year.

18

Dividend Builder Portfolio

December 31, 2014

Portfolio of Investments

Common Stocks — 99.2%

Security	Shares	Value

Aerospace & Defense — 0.5%
United Technologies Corp.	48,000	$5,520,000

		$5,520,000

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	76,500	$5,729,085

		$5,729,085

Auto Components — 0.5%
Dana Holding Corp.	247,000	$5,369,780

		$5,369,780

Banks — 4.8%
JPMorgan Chase & Co.	304,900	$19,080,642
PacWest Bancorp	204,000	9,273,840
PNC Financial Services Group, Inc. (The)	113,700	10,372,851
Wells Fargo & Co.	196,000	10,744,720

		$49,472,053

Beverages — 3.5%
Anheuser-Busch InBev NV ADR	95,000	$10,670,400
Constellation Brands, Inc., Class A(1)	65,000	6,381,050
PepsiCo, Inc.	208,000	19,668,480

		$36,719,930

Biotechnology — 2.4%
Amgen, Inc.	43,700	$6,960,973
Biogen Idec, Inc.(1)	13,300	4,514,685
Celgene Corp.(1)	47,000	5,257,420
Gilead Sciences, Inc.(1)	90,000	8,483,400

		$25,216,478

Capital Markets — 1.8%
Blackstone Group LP (The)	563,000	$19,046,290

		$19,046,290

Chemicals — 1.7%
LyondellBasell Industries NV, Class A	94,000	$7,462,660
Monsanto Co.	87,000	10,393,890

		$17,856,550

Security	Shares	Value

Communications Equipment — 2.6%
Cisco Systems, Inc.	294,000	$8,177,610
QUALCOMM, Inc.	250,200	18,597,366

		$26,774,976

Consumer Finance — 1.7%
Discover Financial Services	260,000	$17,027,400

		$17,027,400

Diversified Telecommunication Services — 4.1%
AT&T, Inc.	316,000	$10,614,440
Verizon Communications, Inc.	683,580	31,977,872

		$42,592,312

Electric Utilities — 3.2%
Edison International	160,000	$10,476,800
NextEra Energy, Inc.	215,000	22,852,350

		$33,329,150

Electrical Equipment — 2.2%
Eaton Corp. PLC	336,000	$22,834,560

		$22,834,560

Energy Equipment & Services — 0.3%
Halliburton Co.	80,000	$3,146,400

		$3,146,400

Food & Staples Retailing — 1.5%
Kroger Co. (The)	117,900	$7,570,359
Wal-Mart Stores, Inc.	93,000	7,986,840

		$15,557,199

Food Products — 1.6%
Pinnacle Foods, Inc.	477,000	$16,838,100

		$16,838,100

Health Care Equipment & Supplies — 1.6%
Hill-Rom Holdings, Inc.	120,000	$5,474,400
Medtronic, Inc.	145,500	10,505,100

		$15,979,500

19	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.1%
Aetna, Inc.	133,000	$11,814,390

		$11,814,390

Hotels, Restaurants & Leisure — 2.9%
Las Vegas Sands Corp.	187,000	$10,875,920
McDonald’s Corp.	57,000	5,340,900
Starbucks Corp.	169,200	13,882,860

		$30,099,680

Household Products — 1.1%
Colgate-Palmolive Co.	165,000	$11,416,350

		$11,416,350

Industrial Conglomerates — 1.4%
General Electric Co.	584,000	$14,757,680

		$14,757,680

Insurance — 4.8%
ACE, Ltd.	201,800	$23,182,784
Aflac, Inc.	346,000	21,137,140
XL Group PLC	170,000	5,842,900

		$50,162,824

Internet & Catalog Retail — 0.7%
Amazon.com, Inc.(1)	22,000	$6,827,700

		$6,827,700

Internet Software & Services — 1.7%
Facebook, Inc., Class A(1)	119,000	$9,284,380
Google, Inc., Class C(1)	16,300	8,580,320

		$17,864,700

IT Services — 1.9%
International Business Machines Corp.	55,500	$8,904,420
Visa, Inc., Class A	40,400	10,592,880

		$19,497,300

Media — 2.8%
Comcast Corp., Class A	504,000	$29,237,040

		$29,237,040

Security	Shares	Value

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	150,000	$3,504,000

		$3,504,000

Multi-Utilities — 2.1%
PG&E Corp.	412,800	$21,977,472

		$21,977,472

Oil, Gas & Consumable Fuels — 8.0%
Chevron Corp.	106,400	$11,935,952
Devon Energy Corp.	113,784	6,964,719
Exxon Mobil Corp.	239,800	22,169,510
Kinder Morgan, Inc.	187,000	7,911,970
Occidental Petroleum Corp.	254,000	20,474,940
Phillips 66	183,000	13,121,100

		$82,578,191

Paper & Forest Products — 2.1%
International Paper Co.	407,000	$21,807,060

		$21,807,060

Pharmaceuticals — 7.9%
Eli Lilly & Co.	170,000	$11,728,300
Merck & Co., Inc.	336,000	19,081,440
Pfizer, Inc.	381,000	11,868,150
Roche Holding AG PC	69,000	18,695,011
Teva Pharmaceutical Industries, Ltd. ADR	354,000	20,358,540

		$81,731,441

Real Estate Investment Trusts (REITs) — 3.6%
AvalonBay Communities, Inc.	123,072	$20,108,734
Public Storage, Inc.	92,000	17,006,200

		$37,114,934

Road & Rail — 1.0%
CSX Corp.	293,500	$10,633,505

		$10,633,505

Semiconductors & Semiconductor Equipment — 3.3%
Analog Devices, Inc.	210,000	$11,659,200
Cypress Semiconductor Corp.(1)(2)	870,000	12,423,600
Teradyne, Inc.	519,000	10,271,010

		$34,353,810

20	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Software — 4.7%
Microsoft Corp.	802,000	$37,252,900
Oracle Corp.	252,000	11,332,440

		$48,585,340

Specialty Retail — 2.8%
Home Depot, Inc. (The)	276,700	$29,045,199

		$29,045,199

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	332,400	$36,690,312
Western Digital Corp.	80,000	8,856,000

		$45,546,312

Tobacco — 4.1%
Altria Group, Inc.	429,300	$21,151,611
Reynolds American, Inc.	337,500	21,691,125

		$42,842,736

Trading Companies & Distributors — 1.9%
W.W. Grainger, Inc.	78,500	$20,008,865

		$20,008,865

Total Common Stocks (identified cost $900,507,410)		$1,030,416,292

Short-Term Investments — 1.1%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.07%(3)(4)	$10,737	$10,736,940
Eaton Vance Cash Reserves Fund, LLC, 0.14%(4)	189	188,549

Total Short-Term Investments (identified cost $10,925,489)		$10,925,489

Total Investments — 100.3% (identified cost $911,432,899)		$1,041,341,781

Other Assets, Less Liabilities — (0.3)%		$(2,710,599)

Net Assets — 100.0%		$1,038,631,182

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2014.

(3)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2014. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

21	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value including $10,221,567 of securities on loan (identified cost, $900,507,410)	$1,030,416,292
Affiliated investments, at value (identified cost, $10,925,489)	10,925,489
Cash	21,762
Dividends receivable	1,911,371
Interest receivable from affiliated investment	283
Receivable for investments sold	9,698,432
Securities lending income receivable	12,361
Tax reclaims receivable	1,675,294
Total assets	$1,054,661,284

Liabilities
Collateral for securities loaned	$10,736,940
Payable for investments purchased	4,621,472
Payable to affiliates:
Investment adviser fee	564,866
Trustees’ fees	12,035
Accrued expenses	94,789
Total liabilities	$16,030,102
Net Assets applicable to investors’ interest in Portfolio	$1,038,631,182

Sources of Net Assets
Investors’ capital	$908,721,476
Net unrealized appreciation	129,909,706
Total	$1,038,631,182

22	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $338,227)	$30,771,261
Securities lending income, net	301,697
Interest allocated from affiliated investment	3,830
Expenses allocated from affiliated investments	(452)
Total investment income	$31,076,336

Expenses
Investment adviser fee	$6,675,769
Trustees’ fees and expenses	48,646
Custodian fee	262,615
Legal and accounting services	80,520
Miscellaneous	48,337
Total expenses	$7,115,887
Deduct —
Reduction of custodian fee	$27
Total expense reductions	$27

Net expenses	$7,115,860

Net investment income	$23,960,476

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$194,382,120
Investment transactions allocated from affiliated investments	16
Written options	994,864
Foreign currency and forward foreign currency exchange contract transactions	84,194
Net realized gain	$195,461,194
Change in unrealized appreciation (depreciation) —
Investments	$(99,685,212)
Foreign currency and forward foreign currency exchange contracts	(301,056)
Net change in unrealized appreciation (depreciation)	$(99,986,268)

Net realized and unrealized gain	$95,474,926

Net increase in net assets from operations	$119,435,402

23	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$23,960,476	$17,912,869
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	195,461,194	202,538,552
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(99,986,268)	24,901,499
Net increase in net assets from operations	$119,435,402	$245,352,920
Capital transactions —
Contributions	$5,679,174	$2,255,727
Withdrawals	(169,026,336)	(225,289,270)
Net decrease in net assets from capital transactions	$(163,347,162)	$(223,033,543)

Net increase (decrease) in net assets	$(43,911,760)	$22,319,377

Net Assets
At beginning of year	$1,082,542,942	$1,060,223,565
At end of year	$1,038,631,182	$1,082,542,942

24	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014	2013	2012	2011		2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.68%	0.68%	0.67%		0.67%
Net investment income	2.28%	1.67%	2.97%	4.16	%(2)	3.87%
Portfolio Turnover	93%	59%	63%	87%		100%

Total Return	12.13%	25.87%	13.93%	1.55%		9.47%

Net assets, end of year (000’s omitted)	$1,038,631	$1,082,543	$1,060,224	$1,122,686		$1,345,777

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.93% of average daily net assets.

25	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Dividend Builder Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

26

Dividend Builder Portfolio

December 31, 2014

Notes to Financial Statements — continued

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

27

Dividend Builder Portfolio

December 31, 2014

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates on daily net assets of $3 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2014, the Portfolio’s investment adviser fee amounted to $6,675,769 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $972,120,949 and $1,112,894,532, respectively, for the year ended December 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$911,502,275

Gross unrealized appreciation	$143,788,120
Gross unrealized depreciation	(13,948,614)

Net unrealized appreciation	$129,839,506

The net unrealized appreciation on foreign currency at December 31, 2014 on a federal income tax basis was $824.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2014, there were no obligations outstanding under these financial instruments.

Written options activity for the year ended December 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	—	$—
Options written	78,195	3,310,662
Options terminated in closing purchase transactions	(17,724)	(724,246)
Options exercised	(9,211)	(393,900)
Options expired	(51,260)	(2,192,516)

Outstanding, end of year	—	$—

28

Dividend Builder Portfolio

December 31, 2014

Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk:  During the year ended December 31, 2014, the Portfolio entered into option transactions on individual securities to seek return and to seek to hedge against fluctuations in securities prices.

Foreign Exchange Risk:  The Portfolio holds foreign currency denominated investments and the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio entered into forward foreign currency exchange contracts during the year ended December 31, 2014.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At December 31, 2014 the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2014 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Purchased options	$(532,469)	$—
Equity Price	Written options	994,864	—
Foreign Exchange	Forward foreign currency exchange contracts	145,566	(117,876)

Total		$607,961	$(117,876)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Written options and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was approximately $6,322,000.

The average number of purchased options contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was 1,277 contracts.

29

Dividend Builder Portfolio

December 31, 2014

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio’s average borrowings or allocated fees during the year ended December 31, 2014 were not significant.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2014 amounted to $7,649.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At December 31, 2014, the value of the securities loaned and the value of the collateral received, which exceeded the value of securities loaned, amounted to $10,221,567 and $10,736,940, respectively. The carrying amount of the liability for collateral for securities loaned at December 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at December 31, 2014.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

Dividend Builder Portfolio

December 31, 2014

Notes to Financial Statements — continued

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$100,579,399	$—		$—	$100,579,399
Consumer Staples	123,374,315	—		—	123,374,315
Energy	85,724,591	—		—	85,724,591
Financials	172,823,501	—		—	172,823,501
Health Care	116,046,798	18,695,011		—	134,741,809
Industrials	79,483,695	—		—	79,483,695
Information Technology	192,622,438	—		—	192,622,438
Materials	43,167,610	—		—	43,167,610
Telecommunication Services	42,592,312	—		—	42,592,312
Utilities	55,306,622	—		—	55,306,622

Total Common Stocks	$1,011,721,281	$18,695,011	*	$—	$1,030,416,292

Short-Term Investments	$—	$10,925,489		$—	$10,925,489

Total Investments	$1,011,721,281	$29,620,500		$—	$1,041,341,781

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

31

Dividend Builder Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Dividend Builder Portfolio:

We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

32

Eaton Vance

Dividend Builder Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

Dividend Builder Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Charles B. Gaffney 1972	President of the Portfolio	2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap/Buffered Downside (launched in 2012 and terminated in 2014);

34

Eaton Vance

Dividend Builder Fund

December 31, 2014

Management and Organization — continued

eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap/Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap/Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Dividend Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Dividend Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

159 12.31.14

Eaton Vance

Greater India Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Greater India Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 30

Federal Tax Information	19

Management and Organization	31

Important Notices	34

Eaton Vance

Greater India Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

2014 was a watershed year in the history of India due to the outcome of the 16th Parliamentary elections. India’s electorate appears to have given a clear mandate to Prime Minister Narendra Modi to improve governance and bring about development. Buoyed by the favorable election results, the S&P Bombay Stock Exchange 100 Index2 (the Index) rose 31.52% in U.S. dollar terms for the 12-month period ended December 31, 2014.

The fall in global commodity prices during the period, especially for crude oil, added to positive sentiment, as India imports a significant percentage of its crude oil requirements. Improving inflation, falling commodity prices and muted demand pressure have opened up room for the Reserve Bank of India (RBI) to cut interest rates; previously, the RBI had been reluctant to cut rates, citing concerns over inflation. After remaining in the high single digits for the better part of the 12-month period, inflation (as measured by the Consumer Price Index) cooled off to below 5% in the fourth quarter of 2014. India’s GDP growth, meanwhile, remained anemic during the first three calendar quarters of the year. However, initial fears over a failure of the monsoon — which has a major impact on India’s agricultural sector — eased, as the cumulative rainfall deficit narrowed in the third quarter.

In September 2014, S&P upgraded India’s credit rating from “negative” to “stable,” citing the nation’s much improved political situation as the main reason. The new government has announced several key reforms, which should help to jumpstart an investment cycle that has stalled over the past few years. These include diesel price deregulation, raising the domestic gas price to spur investment, labor reforms to support the government’s ‘‘Make in India’’ campaign and opening up defense, railways and insurance to foreign direct investment.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Greater India Fund (the Fund) had a total return of 39.28% for Class A shares at net asset value (NAV), outperforming the Fund’s benchmark, the Index, which returned 31.52% for the same period.

The Fund’s performance versus the Index for the period was aided by the Fund’s overweight positions in the consumer discretionary, financials and health care sectors.

The Fund’s underweight positions in the energy, materials, telecommunication services and utilities sectors also helped performance relative to the Index. From a stock selection standpoint, the Fund’s results in the energy, financials, materials, consumer staples and health care sectors supported performance versus the Index. In terms of detractors, the Fund’s overweight position in the information technology sector hurt performance relative to the Index, as did stock selection in the consumer discretionary and industrials sectors.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater India Fund

December 31, 2014

Performance2,3

Portfolio Manager Rishikesh Patel, LGM Investments Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/02/1994	05/02/1994	39.28%	3.60%	9.47%
Class A with 5.75% Maximum Sales Charge	—	—	31.26	2.38	8.82
Class B at NAV	05/02/1994	05/02/1994	38.27	2.89	8.83
Class B with 5% Maximum Sales Charge	—	—	33.27	2.54	8.83
Class C at NAV	07/07/2006	05/02/1994	38.25	2.90	8.85
Class C with 1% Maximum Sales Charge	—	—	37.25	2.90	8.85
Class I at NAV	10/01/2009	05/02/1994	39.74	3.93	9.65
S&P Bombay Stock Exchange 100 Index	—	—	31.52%	4.41%	12.02%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		2.02%	2.72%	2.72%	1.72%
Net		1.88	2.58	2.58	1.58

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2004	$23,309	N.A.
Class C	$10,000	12/31/2004	$23,352	N.A.
Class I	$250,000	12/31/2004	$628,697	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater India Fund

December 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

ICICI Bank, Ltd.	6.8%
HDFC Bank, Ltd.	6.2
Housing Development Finance Corp., Ltd.	6.2
ITC, Ltd.	5.6
Tata Consultancy Services, Ltd.	4.7
Infosys, Ltd.	4.2
HCL Technologies, Ltd.	3.8
Larsen & Toubro, Ltd.	3.6
Yes Bank, Ltd.	3.2
Lupin, Ltd.	3.2
Total	47.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater India Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P Bombay Stock Exchange 100 Index is an unmanaged index of 100 common stocks traded in the India market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C is linked to Class B and the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater India Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,101.60	$9.96	**	1.88%
Class B	$1,000.00	$1,097.70	$13.64	**	2.58%
Class C	$1,000.00	$1,097.60	$13.64	**	2.58%
Class I	$1,000.00	$1,103.40	$8.38	**	1.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.70	$9.55	**	1.88%
Class B	$1,000.00	$1,012.20	$13.09	**	2.58%
Class C	$1,000.00	$1,012.20	$13.09	**	2.58%
Class I	$1,000.00	$1,017.20	$8.03	**	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Greater India Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investment in Greater India Portfolio, at value (identified cost, $176,049,816)	$280,591,355
Receivable for Fund shares sold	262,761
Receivable from affiliates	527
Total assets	$280,854,643

Liabilities
Payable for Fund shares redeemed	$1,643,405
Payable to affiliates:
Administration fee	36,078
Distribution and service fees	92,792
Trustees’ fees	125
Accrued expenses	127,272
Total liabilities	$1,899,672
Net Assets	$278,954,971

Sources of Net Assets
Paid-in capital	$317,162,162
Accumulated net realized loss from Portfolio	(136,870,683)
Accumulated net investment loss	(5,878,047)
Net unrealized appreciation from Portfolio	104,541,539
Total	$278,954,971

Class A Shares
Net Assets	$195,146,148
Shares Outstanding	7,146,184
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$27.31
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$28.98

Class B Shares
Net Assets	$16,502,199
Shares Outstanding	682,137
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$24.19

Class C Shares
Net Assets	$31,918,205
Shares Outstanding	1,323,123
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$24.12

Class I Shares
Net Assets	$35,388,419
Shares Outstanding	1,276,869
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$27.71

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends allocated from Portfolio	$3,559,979
Interest allocated from Portfolio	139
Expenses allocated from Portfolio	(3,119,014)
Total investment income from Portfolio	$441,104

Expenses
Administration fee	$382,711
Distribution and service fees
Class A	531,371
Class B	226,576
Class C	281,056
Trustees’ fees and expenses	500
Custodian fee	24,624
Transfer and dividend disbursing agent fees	421,539
Legal and accounting services	29,340
Printing and postage	79,622
Registration fees	71,474
Miscellaneous	14,468
Total expenses	$2,063,281
Deduct —
Allocation of expenses to affiliates	$103,547
Total expense reductions	$103,547

Net expenses	$1,959,734

Net investment loss	$(1,518,630)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$14,370,538
Foreign currency transactions	(201,914)
Net realized gain	$14,168,624
Change in unrealized appreciation (depreciation) —
Investments	$69,362,871
Foreign currency	(13,342)
Net change in unrealized appreciation (depreciation)	$69,349,529

Net realized and unrealized gain	$83,518,153

Net increase in net assets from operations	$81,999,523

8	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(1,518,630)	$(424,951)
Net realized gain (loss) from investment and foreign currency transactions	14,168,624	(4,573,571)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	69,349,529	(31,634,544)
Net increase (decrease) in net assets from operations	$81,999,523	$(36,633,066)
Distributions to shareholders —
From net investment income
Class A	$(3,605,224)	$—
Class B	(172,068)	—
Class C	(490,435)	—
Class I	(734,923)	—
Total distributions to shareholders	$(5,002,650)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$26,631,423	$13,664,215
Class B	188,625	357,678
Class C	5,927,257	2,066,565
Class I	17,319,826	7,225,628
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,237,969	—
Class B	150,293	—
Class C	415,687	—
Class I	461,943	—
Cost of shares redeemed
Class A	(59,018,463)	(75,043,540)
Class B	(6,059,437)	(14,938,135)
Class C	(7,401,959)	(12,997,433)
Class I	(9,096,071)	(14,517,866)
Net asset value of shares exchanged
Class A	16,360,759	5,254,012
Class B	(16,360,759)	(5,254,012)
Net decrease in net assets from Fund share transactions	$(27,242,907)	$(94,182,888)

Net increase (decrease) in net assets	$49,753,966	$(130,815,954)

Net Assets
At beginning of year	$229,201,005	$360,016,959
At end of year	$278,954,971	$229,201,005

Accumulated net investment loss included in net assets
At end of year	$(5,878,047)	$(330,167)

9	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$19.980		$22.210		$17.240		$28.220		$23.350

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.116)		$0.002		$(0.064)		$(0.120)		$(0.208)
Net realized and unrealized gain (loss)	7.956		(2.232)		5.034		(10.823)		5.077

Total income (loss) from operations	$7.840		$(2.230)		$4.970		$(10.943)		$4.869

Less Distributions
From net investment income	$(0.510)		$—		$—		$(0.037)		$—

Total distributions	$(0.510)		$—		$—		$(0.037)		$—

Redemption fees(1)(2)	$—		$—		$—		$—		$0.001

Net asset value — End of year	$27.310		$19.980		$22.210		$17.240		$28.220

Total Return(3)	39.28%		(10.04)%		28.83%		(38.80)%		20.81%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$195,146		$154,207		$233,906		$227,581		$552,831
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.88	%(6)	1.88	%(6)	1.88	%(6)	1.93	%(6)	1.97%
Net investment income (loss)	(0.48)%		0.01%		(0.32)%		(0.51)%		(0.83)%
Portfolio Turnover of the Portfolio	22%		42%		65%		49%		59%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2014

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$17.680		$19.790		$15.470		$25.500		$21.230

Income (Loss) From Operations
Net investment loss(1)	$(0.261)		$(0.123)		$(0.184)		$(0.250)		$(0.323)
Net realized and unrealized gain (loss)	7.024		(1.987)		4.504		(9.743)		4.592

Total income (loss) from operations	$6.763		$(2.110)		$4.320		$(9.993)		$4.269

Less Distributions
From net investment income	$(0.253)		$—		$—		$(0.037)		$—

Total distributions	$(0.253)		$—		$—		$(0.037)		$—

Redemption fees(1)(2)	$—		$—		$—		$—		$0.001

Net asset value — End of year	$24.190		$17.680		$19.790		$15.470		$25.500

Total Return(3)	38.27%		(10.66)%		27.92%		(39.21)%		20.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,502		$31,336		$57,303		$64,624		$142,604
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.58	%(6)	2.58	%(6)	2.58	%(6)	2.61	%(6)	2.58%
Net investment loss	(1.27)%		(0.68)%		(1.03)%		(1.18)%		(1.42)%
Portfolio Turnover of the Portfolio	22%		42%		65%		49%		59%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$17.720		$19.840		$15.500		$25.550		$21.270

Income (Loss) From Operations
Net investment loss(1)	$(0.256)		$(0.122)		$(0.182)		$(0.249)		$(0.325)
Net realized and unrealized gain (loss)	7.029		(1.998)		4.522		(9.764)		4.604

Total income (loss) from operations	$6.773		$(2.120)		$4.340		$(10.013)		$4.279

Less Distributions
From net investment income	$(0.373)		$—		$—		$(0.037)		$—

Total distributions	$(0.373)		$—		$—		$(0.037)		$—

Redemption fees(1)(2)	$—		$—		$—		$—		$0.001

Net asset value — End of year	$24.120		$17.720		$19.840		$15.500		$25.550

Total Return(3)	38.25%		(10.69)%		28.00%		(39.23)%		20.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,918		$24,749		$40,193		$42,307		$93,865
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.58	%(6)	2.58	%(6)	2.58	%(6)	2.61	%(6)	2.58%
Net investment loss	(1.19)%		(0.68)%		(1.01)%		(1.17)%		(1.43)%
Portfolio Turnover of the Portfolio	22%		42%		65%		49%		59%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$20.260		$22.460		$17.380		$28.360		$23.380

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.044)		$0.057		$(0.015)		$(0.018)		$(0.093)
Net realized and unrealized gain (loss)	8.078		(2.257)		5.095		(10.925)		5.072

Total income (loss) from operations	$8.034		$(2.200)		$5.080		$(10.943)		$4.979

Less Distributions
From net investment income	$(0.584)		$—		$—		$(0.037)		$—

Total distributions	$(0.584)		$—		$—		$(0.037)		$—

Redemption fees(1)(2)	$—		$—		$—		$—		$0.001

Net asset value — End of year	$27.710		$20.260		$22.460		$17.380		$28.360

Total Return(3)	39.74%		(9.83)%		29.29%		(38.62)%		21.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,388		$18,909		$28,616		$23,520		$44,125
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.58	%(6)	1.58	%(6)	1.58	%(6)	1.61	%(6)	1.57%
Net investment income (loss)	(0.18)%		0.28%		(0.07)%		(0.08)%		(0.37)%
Portfolio Turnover of the Portfolio	22%		42%		65%		49%		59%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Greater India Fund

December 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$5,002,650	$—

During the year ended December 31, 2014, accumulated net realized loss was increased by $973,400 and accumulated net investment loss was decreased by $973,400 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,146,873
Capital loss carryfowards and deferred capital losses	$(136,404,745)
Net unrealized appreciation	$96,050,681

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

At December 31, 2014, the Fund, for federal income tax purposes, had capital loss carryforwards of $104,847,775 and deferred capital losses of $31,556,970 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on December 31, 2017 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at December 31, 2014, $31,556,970 are short-term.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2014, the administration fee amounted to $382,711. Boston Management and Research (BMR), a subsidiary of EVM, and the sub-advisers of the Portfolio (LGM Investments Limited effective December 15, 2014 and BMO Global Asset Management (Asia) Limited, an affiliate of LGM Investments Limited, prior thereto) agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.88%, 2.58%, 2.58% and 1.58% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2015. Pursuant to this agreement, BMR and the sub-advisers of the Portfolio were allocated $103,547 in total of the Fund’s operating expenses for the year ended December 31, 2014. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $26,154 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal

15

Eaton Vance

Greater India Fund

December 31, 2014

Notes to Financial Statements — continued

underwriter, received $38,201 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $531,371 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $169,932 and $210,792 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $56,644 and $70,264 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $18,000 and $1,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $13,163,077 and $47,698,501, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	1,076,169	709,805
Issued to shareholders electing to receive payments of distributions in Fund shares	120,326	—
Redemptions	(2,476,341)	(3,790,005)
Exchange from Class B shares	706,901	269,595

Net decrease	(572,945)	(2,810,605)

16

Eaton Vance

Greater India Fund

December 31, 2014

Notes to Financial Statements — continued

	Year Ended December 31,
Class B	2014	2013

Sales	9,157	19,422
Issued to shareholders electing to receive payments of distributions in Fund shares	6,304	—
Redemptions	(304,868)	(837,805)
Exchange to Class A shares	(801,108)	(303,808)

Net decrease	(1,090,515)	(1,122,191)

	Year Ended December 31,
Class C	2014	2013

Sales	263,217	113,610
Issued to shareholders electing to receive payments of distributions in Fund shares	17,488	—
Redemptions	(354,590)	(742,730)

Net decrease	(73,885)	(629,120)

	Year Ended December 31,
Class I	2014	2013

Sales	695,120	360,330
Issued to shareholders electing to receive payments of distributions in Fund shares	16,915	—
Redemptions	(368,320)	(700,963)

Net increase (decrease)	343,715	(340,633)

17

Eaton Vance

Greater India Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

18

Eaton Vance

Greater India Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $3,559,877, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

19

Greater India Portfolio

December 31, 2014

Portfolio of Investments

Common Stocks — 98.6%

Security	Shares	Value

India — 98.6%

Automobiles — 8.5%
Bajaj Auto, Ltd.	149,153	$5,729,561
Hero MotoCorp, Ltd.	126,110	6,174,790
Mahindra & Mahindra, Ltd.	284,525	5,541,824
Tata Motors, Ltd.	291,000	2,275,211
Tata Motors, Ltd., Class A	765,110	4,050,032

		$23,771,418

Banks — 22.9%
Federal Bank, Ltd.	2,617,825	$6,266,349
HDFC Bank, Ltd.	1,165,607	17,493,030
ICICI Bank, Ltd.	3,422,220	18,998,611
Kotak Mahindra Bank, Ltd.	336,580	6,693,816
State Bank of India	1,145,000	5,641,154
Yes Bank, Ltd.	748,100	9,078,194

		$64,171,154

Beverages — 2.2%
United Spirits, Ltd.(1)	140,170	$6,170,905

		$6,170,905

Construction & Engineering — 3.6%
Larsen & Toubro, Ltd.	433,213	$10,201,938

		$10,201,938

Construction Materials — 4.2%
Shree Cement, Ltd.	39,526	$5,883,957
UltraTech Cement, Ltd.	136,710	5,771,545

		$11,655,502

Consumer Finance — 2.4%
Shriram Transport Finance Co., Ltd.	386,483	$6,741,585

		$6,741,585

Food Products — 2.0%
Nestle India, Ltd.	56,730	$5,730,266

		$5,730,266

Hotels, Restaurants & Leisure — 2.0%
Jubilant FoodWorks, Ltd.(1)	266,160	$5,751,091

		$5,751,091

Security	Shares	Value

IT Services — 14.2%
HCL Technologies, Ltd.	419,144	$10,632,734
Infosys, Ltd.	377,286	11,691,165
Mphasis, Ltd.	670,681	4,112,880
Tata Consultancy Services, Ltd.	326,984	13,269,565

		$39,706,344

Media — 2.4%
Zee Entertainment Enterprises, Ltd.	1,113,370	$6,692,289

		$6,692,289

Personal Products — 3.9%
Colgate-Palmolive (India), Ltd.	204,130	$5,773,245
Emami, Ltd.	409,141	5,081,932

		$10,855,177

Pharmaceuticals — 9.0%
Cadila Healthcare, Ltd.	217,540	$5,550,360
Dr. Reddy’s Laboratories, Ltd.	103,650	5,277,411
Lupin, Ltd.	397,814	8,994,285
Sun Pharmaceutical Industries, Ltd.	414,730	5,422,743

		$25,244,799

Road & Rail — 1.9%
Container Corp. of India, Ltd.	248,818	$5,339,511

		$5,339,511

Textiles, Apparel & Luxury Goods — 5.8%
Bata India, Ltd.	396,439	$8,182,012
Titan Co., Ltd.	1,345,223	8,103,399

		$16,285,411

Thrifts & Mortgage Finance — 8.0%
Housing Development Finance Corp., Ltd.	968,240	$17,317,724
LIC Housing Finance, Ltd.	760,830	5,229,581

		$22,547,305

Tobacco — 5.6%
ITC, Ltd.	2,718,479	$15,836,129

		$15,836,129

Total India (identified cost $171,856,032)		$276,700,824

Total Common Stocks (identified cost $171,856,032)		$276,700,824

20	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2014

Portfolio of Investments — continued

Short-Term Investments — 0.4%

Description	Principal Amount (000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/2/15	$1,051	$1,050,854

Total Short-Term Investments (identified cost $1,050,854)		$1,050,854

Total Investments — 99.0% (identified cost $172,906,886)		$277,751,678

Other Assets, Less Liabilities — 1.0%		$2,841,050

Net Assets — 100.0%		$280,592,728

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

21	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investments, at value (identified cost, $172,906,886)	$277,751,678
Foreign currency, at value (identified cost, $2,176,260)	2,188,310
Receivable for foreign taxes	1,008,528
Total assets	$280,948,516

Liabilities
Payable to affiliates:
Investment adviser fee	$265,066
Trustees’ fees	3,073
Accrued expenses	87,649
Total liabilities	$355,788
Net Assets applicable to investors’ interest in Portfolio	$280,592,728

Sources of Net Assets
Investors’ capital	$176,116,266
Net unrealized appreciation	104,476,462
Total	$280,592,728

22	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends	$3,559,994
Interest	139
Total investment income	$3,560,133

Expenses
Investment adviser fee	$2,811,305
Trustees’ fees and expenses	11,525
Custodian fee	217,742
Legal and accounting services	68,994
Miscellaneous	9,459
Total expenses	$3,119,025

Net investment income	$441,108

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$14,370,607
Foreign currency transactions	(201,915)
Net realized gain	$14,168,692
Change in unrealized appreciation (depreciation) —
Investments	$69,363,194
Foreign currency	(13,343)
Net change in unrealized appreciation (depreciation)	$69,349,851

Net realized and unrealized gain	$83,518,543

Net increase in net assets from operations	$83,959,651

23	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$441,108	$1,613,443
Net realized gain (loss) from investment and foreign currency transactions	14,168,692	(4,573,601)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	69,349,851	(31,634,623)
Net increase (decrease) in net assets from operations	$83,959,651	$(34,594,781)
Capital transactions —
Contributions	$13,163,077	$3,929,264
Withdrawals	(47,698,501)	(99,663,840)
Net decrease in net assets from capital transactions	$(34,535,424)	$(95,734,576)

Net increase (decrease) in net assets	$49,424,227	$(130,329,357)

Net Assets
At beginning of year	$231,168,501	$361,497,858
At end of year	$280,592,728	$231,168,501

24	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.22%	1.31%	1.33%	1.27%	1.19%
Net investment income (loss)	0.17%	0.58%	0.22%	0.15%	(0.04)%
Portfolio Turnover	22%	42%	65%	49%	59%

Total Return	40.17%	(9.52)%	29.53%	(38.37)%	21.75%

Net assets, end of year (000’s omitted)	$280,593	$231,169	$361,498	$361,125	$835,428

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments. As of March 31, 2014, the Portfolio, for tax reporting in India, had accumulated losses of INR 1,119,107,096 (having a value of approximately $17,729,000 at December 31, 2014) that can be carried forward to offset future realized gains from the sale of certain Indian securities that would otherwise be subject to Indian capital gains taxes. These accumulated losses expire on March 31, 2020 (INR 1,028,962,786) and March 31, 2022 (INR 90,144,310).

26

Greater India Portfolio

December 31, 2014

Notes to Financial Statements — continued

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing. The Portfolio also files a tax return in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed. The Portfolio’s India tax returns for the years ended March 31, 2009, 2011 and 2012 are currently under review by the Indian tax authorities.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million, 1.01% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. For the year ended December 31, 2014, the investment adviser fee amounted to $2,811,305 or 1.10% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement effective December 15, 2014, BMR pays LGM Investments Limited a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to December 15, 2014, BMR paid BMO Global Asset Management (Asia) Limited, an affiliate of LGM Investments Limited, a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $55,996,357 and $91,627,906, respectively, for the year ended December 31, 2014.

27

Greater India Portfolio

December 31, 2014

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$181,371,299

Gross unrealized appreciation	$99,715,019
Gross unrealized depreciation	(3,334,640)

Net unrealized appreciation	$96,380,379

The net unrealized depreciation on foreign currency transactions at December 31, 2014 on a federal income tax basis was $368,330.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying relevant laws and regulations. Governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Greater India Portfolio

December 31, 2014

Notes to Financial Statements — continued

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks	$—	$276,700,824	(1)(2)	$—	$276,700,824
Short-Term Investments	—	1,050,854		—	1,050,854

Total Investments	$—	$277,751,678		$—	$277,751,678

(1)	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

(2)

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Greater India Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater India Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

30

Eaton Vance

Greater India Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Darling, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “BMO GAM (Asia)” refers to BMO Global Asset Management (Asia) Limited and “LGM Ltd.” refers to LGM Investments Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. BMO GAM (Asia) and LGM Ltd. are wholly-owned subsidiaries of Bank of Montreal. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Greater India Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Christopher Darling(6) 1964	President of the Portfolio	2014	Chief Investment Officer — Asia at BMO GAM (Asia).

32

Eaton Vance

Greater India Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(6)	The business address for Mr. Darling is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Greater India Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Greater India Portfolio

LGM Investments Limited

95 Wigmore Street

London W1U 1FD, England

Administrator of Eaton Vance Greater India Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142 12.31.14

Eaton Vance

Investment Grade Income Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Investment Grade Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 35

Federal Tax Information	16

Management and Organization	36

Important Notices	39

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12 months ended December 31, 2014, falling interest rates drove a 5.97% gain in the U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index2 (the Index). The U.S. economy grew at a trend-like pace, and the Federal Reserve (the Fed) ended its monthly asset purchases and signaled plans to begin raising short-term rates around mid-year 2015. Typically when the economy is growing and the Fed is becoming less accommodative, interest rates rise.

Two external factors drove rates lower. First, economic weakness abroad prompted foreign central banks to ease monetary policy. This pushed government bond yields in a number of international markets below U.S. Treasury yields, spurring demand for Treasurys. The second factor contributing to lower rates was falling oil prices. Oil prices declined sharply during the latter part of the year, as rising production outpaced demand. In addition, the Organization of Petroleum Exporting Countries did not take action to try to stabilize prices. Because of the selloff in oil, investors priced lower inflation expectations into the bond market.

Relative to comparable-maturity Treasurys, the market’s best-performing sector in 2014 was the commercial mortgage-backed securities sector, which benefited from strong demand and peak valuations. In contrast, the relative performance of the corporate sector was essentially flat. The yield differential between corporate bonds and Treasurys was very narrow heading into the year, and it widened slightly amid record corporate bond issuance.

Fund Performance

Eaton Vance Investment Grade Income Fund (the Fund) Class A shares at net asset value (NAV) generated a total return of 5.00% for the fiscal year ending December 31, 2014. By comparison, the Fund’s benchmark, the Index, returned 5.97%.

The main detractor from relative performance versus the Index was interest-rate positioning. Throughout the year, the Fund was positioned to protect against rising rates by maintaining less interest-rate sensitivity than the Index. However, rates declined due to slower global growth expectations and lower oil prices, which depressed inflation expectations.

Sector allocations and security selection helped offset the negative impact of interest-rate positioning. For example, the Fund benefited from an allocation to high-yield bonds, which are not held by the Index. Although the high-yield market as a whole lagged the investment-grade market, the high-yield securities owned in the Fund outperformed. When investing in this sector, management focuses on higher-quality bonds of issuers it believes are candidates for ratings upgrades, and that are yielding as much as the overall investment-grade market. These types of securities generally produced strong returns in 2014.

An overweight in bonds issued by financial companies was another plus given positive fundamentals in the banking industry. In the years since the financial crisis, banks have become better capitalized, and the quality of their loan portfolios has improved due to the recovery in the real estate market.

The positive effect of the Fund’s overweight in financials and its exposure to high-yield bonds more than compensated for the unfavorable impact of an allocation to Treasury Inflation-Protected Securities (TIPS), which are not held in the Index. The TIPS market registered a gain for the year but did not keep pace with the investment-grade bond market because of falling inflation expectations.

With respect to security selection, most of the value added came from positions in mortgage-backed securities and corporate bonds, with a number of holdings issued by foreign industrials performing especially well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Performance2,3

Portfolio Managers Thomas H. Luster, CFA and Bernard Scozzafava, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/05/2009	03/07/2000	5.00%	4.52%	4.37%
Class A with 4.75% Maximum Sales Charge	—	—	0.00	3.51	3.86
Class I at NAV	03/21/2007	03/07/2000	5.27	4.74	4.51
Barclays U.S. Aggregate Bond Index	—	—	5.97%	4.45%	4.71%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.03%	0.78%
Net				0.75	0.50

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	12/31/2004	$388,604	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class A is linked to Class I. Performance prior to the inception date of Class I is linked to the performance of Investment Grade Income Portfolio (the “Portfolio”) into which the Fund invests. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/15. Without the reimbursement, if applicable, performance would have been lower.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

Fund profile subject to change due to active management.

5

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.50	$3.80	**	0.75%
Class I	$1,000.00	$1,010.70	$2.53	**	0.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.82	**	0.75%
Class I	$1,000.00	$1,022.70	$2.55	**	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investment in Investment Grade Income Portfolio, at value (identified cost, $66,677,779)	$66,946,458
Receivable for Fund shares sold	46,113
Receivable from affiliate	15,232
Total assets	$67,007,803

Liabilities
Payable for Fund shares redeemed	$287,978
Distributions payable	96,545
Payable to affiliates:
Distribution and service fees	5,451
Trustees’ fees	125
Accrued expenses	43,194
Total liabilities	$433,293
Net Assets	$66,574,510

Sources of Net Assets
Paid-in capital	$66,708,624
Accumulated net realized loss from Portfolio	(386,057)
Accumulated distributions in excess of net investment income	(16,736)
Net unrealized appreciation from Portfolio	268,679
Total	$66,574,510

Class A Shares
Net Assets	$25,821,431
Shares Outstanding	2,588,375
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.98
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.48

Class I Shares
Net Assets	$40,753,079
Shares Outstanding	4,089,880
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.96

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Interest allocated from Portfolio	$2,133,271
Dividends allocated from Portfolio	90,420
Securities lending income allocated from Portfolio, net	8,084
Expenses allocated from Portfolio	(371,973)
Total investment income from Portfolio	$1,859,802

Expenses
Distribution and service fees
Class A	$77,809
Trustees’ fees and expenses	500
Custodian fee	15,788
Transfer and dividend disbursing agent fees	59,708
Legal and accounting services	24,649
Printing and postage	25,041
Registration fees	39,783
Miscellaneous	9,962
Total expenses	$253,240
Deduct —
Allocation of expenses to affiliate	$175,966
Total expense reductions	$175,966

Net expenses	$77,274

Net investment income	$1,782,528

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$811,325
Financial futures contracts	(2,455)
Net realized gain	$808,870
Change in unrealized appreciation (depreciation) —
Investments	$1,396,453
Financial futures contracts	(18,777)
Net change in unrealized appreciation (depreciation)	$1,377,676

Net realized and unrealized gain	$2,186,546

Net increase in net assets from operations	$3,969,074

8	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$1,782,528	$1,079,743
Net realized gain from investment transactions and financial futures contracts	808,870	406,186
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,377,676	(1,772,845)
Net increase (decrease) in net assets from operations	$3,969,074	$(286,916)
Distributions to shareholders —
From net investment income
Class A	$(962,594)	$(668,617)
Class I	(1,437,110)	(863,856)
From net realized gain
Class A	—	(206,694)
Class I	—	(272,089)
Total distributions to shareholders	$(2,399,704)	$(2,011,256)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$8,231,950	$35,716,372
Class I	11,988,644	39,206,787
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	501,589	672,077
Class I	305,513	518,534
Cost of shares redeemed
Class A	(20,537,974)	(14,999,430)
Class I	(18,767,530)	(12,375,180)
Net increase (decrease) in net assets from Fund share transactions	$(18,277,808)	$48,739,160

Net increase (decrease) in net assets	$(16,708,438)	$46,440,988

Net Assets
At beginning of year	$83,282,948	$36,841,960
At end of year	$66,574,510	$83,282,948

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(16,736)	$(17,158)

9	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.800	$10.360	$10.470	$10.310	$10.080

Income (Loss) From Operations
Net investment income(1)	$0.226	$0.220	$0.284	$0.315	$0.362
Net realized and unrealized gain (loss)	0.260	(0.341)	0.217	0.376	0.365

Total income (loss) from operations	$0.486	$(0.121)	$0.501	$0.691	$0.727

Less Distributions
From net investment income	$(0.306)	$(0.326)	$(0.382)	$(0.377)	$(0.380)
From net realized gain	—	(0.113)	(0.229)	(0.154)	(0.117)

Total distributions	$(0.306)	$(0.439)	$(0.611)	$(0.531)	$(0.497)

Net asset value — End of year	$9.980	$9.800	$10.360	$10.470	$10.310

Total Return(2)	5.00%	(1.18)%	4.86%	6.84%	7.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,821	$36,947	$16,550	$17,882	$15,622
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.75%	0.75%	0.75%	0.93%	0.95%
Net investment income	2.27%	2.19%	2.69%	3.01%	3.48%
Portfolio Turnover of the Portfolio	134%	107%	113%	100%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.24%, 0.28%, 0.33%, 0.21% and 0.31% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Absent these reimbursements, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$9.780	$10.350	$10.460	$10.290	$10.080

Income (Loss) From Operations
Net investment income(1)	$0.249	$0.248	$0.309	$0.341	$0.391
Net realized and unrealized gain (loss)	0.261	(0.354)	0.218	0.386	0.345

Total income (loss) from operations	$0.510	$(0.106)	$0.527	$0.727	$0.736

Less Distributions
From net investment income	$(0.330)	$(0.351)	$(0.408)	$(0.403)	$(0.409)
From net realized gain	—	(0.113)	(0.229)	(0.154)	(0.117)

Total distributions	$(0.330)	$(0.464)	$(0.637)	$(0.557)	$(0.526)

Net asset value — End of year	$9.960	$9.780	$10.350	$10.460	$10.290

Total Return(2)	5.27%	(1.04)%	5.12%	7.22%	7.39%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,753	$46,336	$20,292	$25,753	$31,337
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.50%	0.50%	0.50%	0.69%	0.70%
Net investment income	2.50%	2.47%	2.93%	3.27%	3.77%
Portfolio Turnover of the Portfolio	134%	107%	113%	100%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.24%, 0.28%, 0.34%, 0.21% and 0.31% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Absent these reimbursements, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Investment Grade Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (31.2% at December 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As

12

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Notes to Financial Statements — continued

required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$2,399,704	$1,708,500
Long-term capital gains	$—	$302,756

During the year ended December 31, 2014, accumulated net realized loss was increased by $654,474, accumulated distributions in excess of net investment income was decreased by $617,598 and paid-in capital was increased by $36,876 due to differences between book and tax accounting, primarily for investments in partnerships, partnership allocations, premium amortization, paydown gain (loss), accretion of market discount and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$120,997
Net unrealized depreciation	$(158,566)
Other temporary differences	$(96,545)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, partnership allocations, the timing of recognizing distributions to shareholders, futures contracts, premium amortization, accretion of market discount and the tax treatment of short-term capital gains.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.75% and 0.50% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2015. Pursuant to this agreement, EVM was allocated $175,966 of the Fund’s operating expenses for the year ended December 31, 2014. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $1,867 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,934 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $77,809 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

13

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2014, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $10,645,900 and $31,380,939, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	828,505	3,610,685
Issued to shareholders electing to receive payments of distributions in Fund shares	50,267	67,172
Redemptions	(2,062,433)	(1,503,082)

Net increase (decrease)	(1,183,661)	2,174,775

	Year Ended December 31,
Class I	2014	2013

Sales	1,207,535	3,964,325
Issued to shareholders electing to receive payments of distributions in Fund shares	30,647	51,800
Redemptions	(1,884,213)	(1,240,956)

Net increase (decrease)	(646,031)	2,775,169

At December 31, 2014, accounts advised by EVM, pooled income funds (established and maintained by a public charity) managed by EVM and an Eaton Vance collective investment trust owned in the aggregate 58.6% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Investment Grade Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Investment Grade Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Investment Grade Income Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

15

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $83,048, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 3.40% qualifies for the corporate dividends received deduction.

16

Investment Grade Income Portfolio

December 31, 2014

Portfolio of Investments

Corporate Bonds & Notes — 35.5%

Security	Principal Amount (000’s omitted)	Value

Agriculture — 0.6%
Cargill, Inc., 4.10%, 11/1/42(1)	$345	$350,130
CNH Industrial Capital, LLC, 3.875%, 11/1/15	350	353,500
Lorillard Tobacco Co., 7.00%, 8/4/41	444	562,520

		$1,266,150

Automotive — 1.4%
Chrysler Group, LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	$820	$912,250
Ford Motor Co., 7.45%, 7/16/31	419	570,334
General Motors Co., 6.25%, 10/2/43	660	791,736
Nexteer Automotive Group, Ltd., 5.875%, 11/15/21(1)	600	603,000

		$2,877,320

Banks — 7.0%
Bank of America Corp., 3.30%, 1/11/23	$836	$836,942
Bank of America Corp., 4.20%, 8/26/24	650	662,956
Bank of America Corp., 5.65%, 5/1/18	727	808,294
Barclays PLC, 2.75%, 11/8/19	1,080	1,074,400
BPCE SA, 4.50%, 3/15/25(1)	470	460,177
Capital One Bank (USA), NA, 3.375%, 2/15/23	642	639,555
Citigroup, Inc., 3.875%, 10/25/23	59	61,439
Citigroup, Inc., 4.30%, 11/20/26	629	629,040
Citigroup, Inc., 4.50%, 1/14/22	653	714,652
Citigroup, Inc., 6.625%, 6/15/32	155	193,633
Citizens Bank NA, 2.45%, 12/4/19	700	697,066
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(1)(2)	500	482,375
Discover Bank, 4.25%, 3/13/26	700	728,855
Fifth Third Bancorp, 4.30%, 1/16/24	540	567,055
First Niagara Financial Group, Inc., 7.25%, 12/15/21	323	366,269
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	167	193,354
KeyBank NA, 1.65%, 2/1/18	485	483,536
Merrill Lynch & Co., Inc., 6.11%, 1/29/37	175	207,299
Morgan Stanley, 4.35%, 9/8/26	579	583,254
Morgan Stanley, 4.875%, 11/1/22	1,020	1,085,085
PNC Bank NA, 4.20%, 11/1/25	800	847,986
Rabobank Nederland, 4.625%, 12/1/23	600	637,593
Royal Bank of Scotland Group PLC, 6.10%, 6/10/23	520	564,925
Standard Chartered PLC, 5.20%, 1/26/24(1)(3)	482	501,732
Wells Fargo & Co., 3.45%, 2/13/23	564	572,214
Wells Fargo & Co., 4.10%, 6/3/26	364	372,536

		$14,972,222

Security	Principal Amount (000’s omitted)	Value

Beverages — 0.3%
Constellation Brands, Inc., 4.25%, 5/1/23	$625	$621,875

		$621,875

Biotechnology — 0.3%
Amgen, Inc., 2.20%, 5/22/19	$418	$416,502
Amgen, Inc., 5.15%, 11/15/41	191	216,099

		$632,601

Broadcasting and Cable — 0.1%
Comcast Corp., 2.85%, 1/15/23(3)	$190	$189,069

		$189,069

Building Materials — 0.2%
Owens Corning, Inc., 4.20%, 12/15/22	$502	$510,302

		$510,302

Chemicals — 0.4%
LYB International Finance BV, 4.00%, 7/15/23	$550	$563,631
Mosaic Co., 4.25%, 11/15/23	350	370,001

		$933,632

Commercial Services — 0.7%
Cielo SA/Cielo USA, Inc., 3.75%, 11/16/22(1)	$500	$451,250
Hillenbrand, Inc., 5.50%, 7/15/20	400	429,259
Western Union Co. (The), 6.20%, 11/17/36	652	670,882

		$1,551,391

Communications Services — 0.5%
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	$420	$439,950
Verizon Communications, Inc., 2.50%, 9/15/16	267	273,105
Verizon Communications, Inc., 6.55%, 9/15/43	310	397,738

		$1,110,793

Computers — 0.4%
Hewlett-Packard Co., 6.00%, 9/15/41	$178	$200,908
Seagate HDD Cayman, 3.75%, 11/15/18(1)	700	720,125

		$921,033

Diversified Financial Services — 2.9%
Affiliated Managers Group, Inc., 4.25%, 2/15/24	$592	$617,949
Ally Financial, Inc., 3.25%, 9/29/17	878	880,195
American Express Co., 3.625%, 12/5/24	650	656,766

17	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services (continued)
General Electric Capital Corp., 5.30%, 2/11/21	$1,009	$1,153,178
General Motors Financial Co., Inc., 6.75%, 6/1/18	120	136,200
JPMorgan Chase & Co., 3.875%, 9/10/24	578	579,187
JPMorgan Chase & Co., 5.625%, 8/16/43	160	186,773
Navient Corp., 5.00%, 10/26/20	660	649,275
Och-Ziff Finance Co., LLC, 4.50%, 11/20/19(1)	500	493,930
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(1)(2)	500	337,500
Synchrony Financial, 3.75%, 8/15/21	561	573,545

		$6,264,498

Diversified Manufacturing — 0.5%
Joy Global, Inc., 5.125%, 10/15/21	$502	$549,250
Tyco Electronics Group SA, 6.55%, 10/1/17	451	508,017

		$1,057,267

Electric Utilities — 2.8%
AES Gener SA, 5.25%, 8/15/21(1)	$525	$556,986
Comision Federal de Electricidad, 4.875%, 5/26/21(1)	836	891,535
E.CL SA, 4.50%, 1/29/25(1)	500	502,959
Enel Finance International NV, 6.00%, 10/7/39(1)	502	591,869
Exelon Generation Co., LLC, 5.20%, 10/1/19	552	610,616
Georgia Power Co., 4.30%, 3/15/42	628	662,186
Iberdrola Finance Ireland, Ltd., 5.00%, 9/11/19(1)	300	331,389
ITC Holdings Corp., 4.05%, 7/1/23	310	323,608
Southaven Combined Cycle Generation (TVA), LLC, 3.846%, 8/15/33	478	507,364
Trans-Allegheny Interstate Line Co, 3.85%, 6/1/25(1)	620	631,786
Trimble Navigation, Ltd., 4.75%, 12/1/24	430	441,426

		$6,051,724

Electrical and Electronic Equipment — 0.3%
Ingram Micro, Inc., 4.95%, 12/15/24	$718	$719,160

		$719,160

Energy — 0.3%
Total Capital International SA, 2.70%, 1/25/23	$660	$640,213

		$640,213

Financial Services — 0.4%
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(1)	$370	$379,764
Janus Capital Group, Inc., 6.70%, 6/15/17	437	483,813

		$863,577

Security	Principal Amount (000’s omitted)	Value

Foods — 0.3%
BRF SA, 4.75%, 5/22/24(1)	$500	$486,875
Gruma SAB de CV, 4.875%, 12/1/24(1)	200	207,500

		$694,375

Health Services — 1.0%
Dignity Health, 3.812%, 11/1/24	$761	$785,736
Hospira, Inc., 5.60%, 9/15/40	205	229,685
Tenet Healthcare Corp., 4.75%, 6/1/20	520	530,400
UnitedHealth Group, Inc., 2.875%, 12/15/21	652	660,452

		$2,206,273

Holding Company – Diversified — 0.5%
Hutchison Whampoa International 14, Ltd., 1.625%, 10/31/17(1)	$500	$496,221
Leucadia National Corp., 6.625%, 10/23/43	600	613,941

		$1,110,162

Home Construction — 1.0%
D.R. Horton, Inc., 3.75%, 3/1/19	$435	$431,737
D.R. Horton, Inc., 4.75%, 2/15/23	226	225,718
MDC Holdings, Inc., 5.625%, 2/1/20	380	398,050
MDC Holdings, Inc., 6.00%, 1/15/43	512	427,520
Toll Brothers Finance Corp., 4.375%, 4/15/23(3)	565	556,525

		$2,039,550

Household & Personal Products — 0.2%
Avon Products, Inc., 5.00%, 3/15/23(3)	$435	$390,413

		$390,413

Insurance — 1.7%
Aflac, Inc., 4.00%, 2/15/22	$260	$276,375
Aflac, Inc., 6.45%, 8/15/40	310	404,707
American International Group, Inc., 5.85%, 1/16/18	535	598,604
Genworth Financial, Inc., 7.625%, 9/24/21(3)	427	419,677
ING US, Inc., 2.90%, 2/15/18	502	514,306
Principal Financial Group, Inc., 6.05%, 10/15/36	185	231,355
Prudential Financial, Inc., 6.00%, 12/1/17	310	347,282
Willis Group Holdings PLC, 4.125%, 3/15/16	265	273,253
XLIT, Ltd., 5.75%, 10/1/21	444	517,245

		$3,582,804

18	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Internet Software & Services — 0.5%
Alibaba Group Holding, Ltd., 2.50%, 11/28/19(1)	$600	$592,587
VeriSign, Inc., 4.625%, 5/1/23	516	508,260

		$1,100,847

Lodging and Gaming — 0.6%
GLP Capital, LP/GLP Financing II, Inc., 4.375%, 11/1/18	$675	$693,562
Starwood Hotels & Resorts Worldwide, Inc., 3.125%, 2/15/23	600	584,270

		$1,277,832

Media — 0.9%
Comcast Corp., 3.375%, 2/15/25	$380	$389,039
DIRECTV Holdings LLC/DIRECTV Finance Co., 3.95%, 1/15/25	650	656,464
NBCUniversal Media, LLC, 4.45%, 1/15/43	180	191,510
Omnicom Group, Inc., 3.65%, 11/1/24	656	657,650

		$1,894,663

Medical Products — 0.1%
Mylan Inc., 3.125%, 1/15/23(1)	$200	$193,716

		$193,716

Mining — 1.1%
Barrick Gold Corp., 3.85%, 4/1/22	$176	$169,636
Barrick International Barbados Corp., 6.35%, 10/15/36(1)	400	408,488
Glencore Canada Corp., 6.20%, 6/15/35	175	185,029
Newcrest Finance Pty, Ltd., 4.20%, 10/1/22(1)	500	451,854
Teck Resources, Ltd., 5.20%, 3/1/42	612	502,039
Timken Co. (The), 3.875%, 9/1/24(1)	690	690,308

		$2,407,354

Oil and Gas-Equipment and Services — 2.5%
Anadarko Petroleum Corp., 6.95%, 6/15/19	$555	$649,066
Concho Resources, Inc., 5.50%, 10/1/22	615	624,225
Continental Resources, Inc., 7.125%, 4/1/21	600	645,750
Ecopetrol SA, 5.875%, 5/28/45	545	506,850
Empresa Nacional del Petroleo, 4.375%, 10/30/24(1)(3)	500	490,048
Pacific Rubiales Energy Corp., 5.625%, 1/19/25(1)(3)	500	385,000
Petrobras International Finance Co., 5.75%, 1/20/20	401	387,889
Petroleos Mexicanos, 6.50%, 6/2/41	177	203,993
Rowan Cos., Inc., 4.75%, 1/15/24(3)	496	469,000
Rowan Cos., Inc., 5.40%, 12/1/42	200	174,813
Rowan Cos., Inc., 5.85%, 1/15/44	245	226,701
Tesoro Corp., 5.125%, 4/1/24	615	611,156

		$5,374,491

Security	Principal Amount (000’s omitted)	Value

Pipelines — 0.8%
DCP Midstream Operating LP, 4.95%, 4/1/22	$586	$622,951
Energy Transfer Partners LP, 4.90%, 2/1/24	502	526,972
Plains All America Pipeline LP/PAA Finance Corp., 2.60%, 12/15/19	650	646,226

		$1,796,149

Real Estate Investment Trusts (REITs) — 1.3%
ARC Properties Operating Partnership LP/Clark Acquisition, LLC, 4.60%, 2/6/24	$500	$462,945
CubeSmart LP, 4.80%, 7/15/22	502	552,107
DDR Corp., 4.625%, 7/15/22	538	575,209
Essex Portfolio LP, 3.25%, 5/1/23	700	678,629
Host Hotels & Resorts LP, 4.75%, 3/1/23	510	542,846

		$2,811,736

Retail-Specialty and Apparel — 1.6%
AutoNation, Inc., 5.50%, 2/1/20	$719	$789,412
Gap, Inc. (The), 5.95%, 4/12/21	853	972,007
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	800	778,258
Ross Stores, Inc., 3.375%, 9/15/24(3)	300	300,882
SACI Falabella, 4.375%, 1/27/25(1)	500	491,065

		$3,331,624

Software — 0.3%
Oracle Corp., 4.50%, 7/8/44	$620	$675,115

		$675,115

Technology — 1.0%
Israel Electric Corp, Ltd., 5.00%, 11/12/24(1)(4)	$1,000	$1,012,500
KLA-Tencor Corp., 4.65%, 11/1/24	361	374,445
NXP BV/NXP Funding, LLC, 5.75%, 3/15/23(1)	600	633,000

		$2,019,945

Telecommunications — 1.0%
Axtel SAB de CV, 8.00% to 1/31/15, 1/31/20(1)(5)	$600	$582,750
Cogeco Cable, Inc., 4.875%, 5/1/20(1)	444	445,665
Oi SA, 5.75%, 2/10/22(1)(3)	750	693,750
Telecom Italia Capital SA, 7.721%, 6/4/38	345	386,400

		$2,108,565

Total Corporate Bonds & Notes (identified cost $75,058,898)		$76,198,441

19	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Portfolio of Investments — continued

Agency Mortgage-Backed Securities — 25.5%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Gold Pool #C03815, 3.50%, 3/1/42	$913	$952,640
Gold Pool #C09031, 2.50%, 2/1/43	594	580,915
Gold Pool #C09032, 3.50%, 2/1/43	1,037	1,080,050
Gold Pool #G08596, 4.50%, 7/1/44	1,745	1,895,169
Gold Pool #G18176, 5.00%, 4/1/22	152	163,865
Gold Pool #G18472, 2.50%, 7/1/28	240	244,715
Gold Pool #G18514, 3.00%, 6/1/29	94	97,955
Pool #A97620, 4.50%, 3/1/41	896	973,803
Pool #C03490, 4.50%, 8/1/40	1,560	1,695,419
Pool #C03517, 4.50%, 9/1/40	777	844,690
Pool #C09013, 3.00%, 9/1/42	1,005	1,018,614
Pool #C09023, 3.50%, 12/1/42	960	999,840
Pool #E03124, 3.00%, 4/1/27	1,595	1,662,076
Pool #G04913, 5.00%, 3/1/38	1,893	2,089,675
Pool #G05958, 5.00%, 8/1/40	418	461,362
Pool #G06091, 5.50%, 5/1/40	380	425,138
Pool #G07589, 5.50%, 6/1/41	1,823	2,038,801
Pool #G08348, 5.00%, 6/1/39	357	394,224
Pool #G08528, 3.00%, 4/1/43	1,816	1,838,721
Pool #G18309, 4.50%, 5/1/24	296	318,316
Pool #G18441, 2.50%, 8/1/27	356	363,263
Pool #Q00285, 4.50%, 4/1/41	1,129	1,225,454

		$21,364,705

Federal National Mortgage Association:
30-Year, 3.50%, TBA(6)	$6,900	$7,198,641
30-Year, 4.00%, TBA(6)	7,000	7,475,780
Pool #735415, 6.50%, 12/1/32	483	561,265
Pool #889982, 5.50%, 11/1/38	153	170,879
Pool #890397, 3.50%, 12/1/26	113	120,154
Pool #890427, 3.50%, 4/1/42	1,894	1,978,928
Pool #890516, 5.00%, 2/1/39	599	664,209
Pool #929009, 6.00%, 1/1/38	469	529,152
Pool #995203, 5.00%, 7/1/35	51	56,105
Pool #AB1776, 3.50%, 11/1/25	910	964,723
Pool #AB4827, 3.50%, 4/1/42	556	580,865
Pool #AC8540, 4.50%, 12/1/24	230	247,324
Pool #AE0949, 4.00%, 2/1/41	610	652,901
Pool #AE0971, 4.00%, 5/1/25	141	150,522
Pool #AE7535, 4.00%, 10/1/40	539	577,216
Pool #AE7758, 3.50%, 11/1/25	350	370,694
Pool #AE9757, 4.00%, 12/1/40	117	125,148
Pool #AH0944, 4.00%, 12/1/40	1,362	1,460,970
Pool #AH1559, 4.00%, 12/1/40	232	248,166

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Pool #AH3804, 4.00%, 2/1/41	$1,086	$1,162,345
Pool #AH6827, 4.00%, 3/1/26	613	656,696
Pool #AH9055, 4.50%, 4/1/41	856	930,267
Pool #AK3264, 3.00%, 2/1/27	403	420,455
Pool #AK6759, 3.50%, 3/1/42	1,808	1,889,748
Pool #AL2551, 3.50%, 10/1/42	422	441,098
Pool #MA1003, 3.50%, 3/1/42	1,065	1,113,328
Pool #MA1060, 2.50%, 5/1/27	1,257	1,284,988
Pool #MA1438, 2.50%, 5/1/28	1,263	1,290,402

		$33,322,969

Government National Mortgage Association:
Pool #781412, 6.50%, 2/15/17	$48	$49,726

		$49,726

Total Agency Mortgage-Backed Securities (identified cost $53,912,527)		$54,737,400

Collateralized Mortgage Obligations — 0.5%

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association, Series 2005-58, Class MA, 5.50%, 7/25/35	$917	$1,019,471

Total Collateralized Mortgage Obligations (identified cost $1,021,794)		$1,019,471

Commercial Mortgage-Backed Securities — 7.4%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC, Series 2013-1, Class A, 2.40%, 11/15/25(1)	$123	$123,728
BACM, Series 2006-3, Class A4, 5.889%, 7/10/44(7)	42	44,235
BACM, Series 2006-5, Class AM, 5.448%, 9/10/47	130	136,344
BSCMS, Series 2005-PW10, Class A4, 5.405%, 12/11/40(7)	41	41,910
BSCMS, Series 2006-PW14, Class A4, 5.201%, 12/11/38	400	424,187
CDCMT, Series 2006-CD3, Class A5, 5.617%, 10/15/48	533	560,360
CGCMT, Series 2012-GC8, Class A2, 1.813%, 9/10/45	400	402,766
COMM, Series 2006-C7, Class AM, 5.781%, 6/10/46(7)	400	422,798
COMM, Series 2006-C8, Class A4, 5.306%, 12/10/46	486	515,548
COMM, Series 2012-CR2, Class AM, 3.791%, 8/15/45	165	173,731
COMM, Series 2012-LC4, Class C, 5.647%, 12/10/44(7)	215	243,597
COMM, Series 2013-CR11, Class C, 5.171%, 10/10/46(1)(7)	500	547,254
COMM, Series 2014-CR20, Class D, 3.222%, 11/10/47(1)	700	580,413

20	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

COMM, Series 2014-LC17, Class D, 3.687%, 10/10/47(1)	$325	$270,834
COMM, Series 2014-UBS2, Class A2, 2.82%, 3/10/47	670	687,763
CSMC, Series 2006-C4, Class A3, 5.467%, 9/15/39	373	392,909
DBUBS, Series 2011-LC1A, Class A1, 3.742%, 11/10/46(1)	535	548,698
ESA, Series 2013-ESH7, Class D7, 5.053%, 12/5/31(1)(7)	750	773,857
HILT, Series 2013-HLT, Class DFX, 4.407%, 11/5/30(1)	300	307,703
JPMBB, Series 2014-C22, Class D, 4.562%, 9/15/47(1)(7)	500	460,277
JPMBB, Series 2014-C23, Class D, 3.961%, 9/15/47(1)(7)	250	222,784
JPMCC, Series 2006-CB16, Class A4, 5.552%, 5/12/45	407	426,020
JPMCC, Series 2006-LDP7, Class A4, 5.865%, 4/15/45(7)	225	235,104
JPMCC, Series 2006-LDP8, Class A4, 5.399%, 5/15/45	370	389,105
JPMCC, Series 2011-C3, Class A2, 3.673%, 2/15/46(1)	463	477,487
JPMCC, Series 2013-LC11, Class AS, 3.216%, 4/15/46	220	220,839
MLCFC, Series 2006-4, Class A3, 5.172%, 12/12/49	284	300,390
Motel 6, Series 2012-MTL6, Class D, 3.781%, 10/5/25(1)	425	421,310
MSC, Series 2006-HQ8, Class A4, 5.412%, 3/12/44(7)	757	776,021
MSC, Series 2006-IQ12, Class A4, 5.332%, 12/15/43	468	494,864
MSC, Series 2007-IQ15, Class A4, 5.908%, 6/11/49(7)	894	973,868
NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.60%, 10/29/20	297	298,560
NCUA Guaranteed Notes, Series 2010-R1, Class 2A, 1.84%, 10/7/20	62	62,467
NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.40%, 12/8/20	199	200,787
UBSCM, Series 2012-C1, Class D, 5.543%, 5/10/45(1)(7)	850	893,598
WBCMT, Series 2006-C28, Class A4, 5.572%, 10/15/48	411	434,337
WBCMT, Series 2006-C28, Class AM, 5.603%, 10/15/48(7)	260	277,191
WBCMT, Series 2006-C29, Class A4, 5.308%, 11/15/48	487	516,093
WFCM, Series 2010-C1, Class C, 5.583%, 11/15/43(1)(7)	500	557,052
WF-RBS, Series 2013-C13, Class AS, 3.345%, 5/15/45	80	81,223

Total Commercial Mortgage-Backed Securities (identified cost $15,724,500)		$15,918,012

Asset-Backed Securities — 12.5%

Security	Principal Amount (000’s omitted)	Value

Agriculture — 1.4%
CNH, Series 2013-D, Class B, 1.75%, 4/15/21	$405	$404,338
CNH, Series 2014-A, Class B, 1.93%, 8/16/21	555	555,035
CNH, Series 2014-C, Class A2, 0.63%, 12/15/17	2,000	1,999,413

		$2,958,786

Security	Principal Amount (000’s omitted)	Value

Automotive — 6.9%
AESOP, Series 2010-3A, Class B, 6.74%, 5/20/16(1)	$708	$716,740
AESOP, Series 2014-1A, Class A, 2.46%, 7/20/20(1)	920	923,940
AESOP, Series 2014-1A, Class B, 2.96%, 7/20/20(1)	265	264,574
AMCAR, Series 2013-5, Class B, 1.52%, 1/8/19	353	353,532
BMWOT, Series 2014-A, Class A2, 0.53%, 4/25/17	1,000	1,000,115
CARMX, Series 2013-1, Class A3, 0.60%, 10/16/17	200	199,564
CRART, Series 2013-2, Class A2, 1.23%, 3/15/19	481	482,438
EFF, Series 2014-1, Class A3, 1.38%, 9/20/19(1)	500	500,208
FITAT, Series 2014-1, Class A4, 1.14%, 10/15/20	365	364,130
FORDF, Series 2014-1, Class B, 1.40%, 2/15/19	740	739,382
FORDR, Series 2014-1, Class A, 2.26%, 11/15/25(1)	475	478,090
GMALT, Series 2014-2A, Class A2, 0.73%, 2/20/17(1)	2,000	2,001,240
HAROT, Series 2014-2, Class A4, 1.18%, 5/18/20	570	568,132
MBALT, Series 2013-B, Class A3, 0.62%, 7/15/16	1,000	1,000,512
NALT, Series 2014-B, Class A2A, 0.73%, 4/17/17	1,000	1,000,041
SDART, Series 2013-5, Class B, 1.55%, 10/15/18	885	888,070
SDART, Series 2014-4, Class A2A, 0.67%, 1/16/18	2,000	1,999,062
TAOT, Series 2014-C, Class A2, 0.51%, 2/15/17	1,000	1,000,268
VWMT, Series 2014-1A, Class A2, 1.40%, 7/22/19(1)	455	454,855

		$14,934,893

Lodging and Gaming — 0.3%
DROT, Series 2013-2, Class A, 2.27%, 5/20/26(1)	$264	$265,681
HGVT, Series 2014-AA, Class A, 1.77%, 11/25/26(1)	311	307,691
MVW Owner Trust, Series 2013-1A, Class A, 2.15%, 4/22/30(1)	143	143,576

		$716,948

Other — 2.6%
CHAIT, Series 2012-A8, Class A8, 0.54%, 10/16/17	$2,000	$1,999,310
GALC, Series 2014-1, Class A4, 1.47%, 8/15/20(1)	455	453,184
GEEMT, Series 2014-1, Class A2, 0.64%, 4/24/17	1,500	1,500,622
GEET, Series 2014-1, Class A4, 1.48%, 8/23/22	375	374,950
SCFT, Series 2014-AA, Class A, 2.70%, 5/25/23(1)	908	907,846
SRFC, Series 2014-1A, Class B, 2.42%, 3/20/30(1)	284	285,280

		$5,521,192

Single Family Home Rental — 1.3%
AH4R, Series 2014-SFR1, Class C, 2.00%, 6/17/31(1)(8)	$550	$534,694
ARP, Series 2014-SFR1, Class C, 2.512%, 9/17/31(1)(8)	850	847,199
CAH, Series 2014-1A, Class C, 2.10%, 5/17/31(1)(8)	415	405,354
Invitation Homes Trust, Series 2013-SFR1, Class D, 2.40%, 12/17/30(1)(8)	350	343,661

21	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Single Family Home Rental (continued)
Invitation Homes Trust, Series 2014-SFR1, Class D, 2.762%, 6/17/31(1)(8)	$610	$607,692

		$2,738,600

Total Asset-Backed Securities (identified cost $26,876,394)		$26,870,419

Foreign Government Bonds — 0.5%

Security	Principal Amount (000’s omitted)	Value

Bermuda — 0.3%
Government of Bermuda, 4.854%, 2/6/24(1)	$510	$532,950

		$532,950

Mexico — 0.2%
Government of Mexico, 3.60%, 1/30/25	$500	$500,750

		$500,750

Total Foreign Government Bonds (identified cost $1,007,758)		$1,033,700

Foreign Government Agency Bonds — 0.3%

Security	Principal Amount (000’s omitted)	Value

Sweden — 0.3%
Svensk Exportkredit AB, 2.875% to 11/14/18, 11/14/23(1)(2)	$600	$605,112

Total Foreign Government Agency Bonds (identified cost $597,060)		$605,112

U.S. Government Agency Bonds — 1.7%

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association, 0.875%, 8/28/17	$3,555	$3,540,069

Total U.S. Government Agency Bonds (identified cost $3,533,815)		$3,540,069

U.S. Treasury Obligations — 19.7%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond, 3.875%, 8/15/40	$2,348	$2,870,064
U.S. Treasury Bond, 4.50%, 2/15/36	1,728	2,307,825
U.S. Treasury Inflation-Protected Note, 1.375%, 1/15/20(9)	9,169	9,637,359
U.S. Treasury Inflation-Protected Note, 2.375%, 1/15/25(9)	5,322	6,262,872
U.S. Treasury Note, 1.50%, 5/31/19	3,500	3,492,069
U.S. Treasury Note, 2.625%, 8/15/20	4,700	4,908,379
U.S. Treasury Note, 4.625%, 2/15/17	11,852	12,821,920

Total U.S. Treasury Obligations (identified cost $42,106,187)		$42,300,488

Preferred Securities — 1.3%

Security	Shares	Value

Diversified Financial Services — 0.1%
PPTT, 2006-A GS, Class A, 5.991%(1)(8)	1.30	$218,885

		$218,885

Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc., 5.90%	13,534	$355,707

		$355,707

Electric Utilities — 0.4%
Electricite de France SA, 5.25% to 1/29/23(1)(2)	300	$314,944
Entergy Arkansas, Inc., 4.90%(3)	10,900	254,760
NextEra Energy Capital Holdings, Inc., Series I, 5.125%(3)	13,272	306,218

		$875,922

Insurance — 0.4%
American Overseas Group, Ltd., Series A, 7.50% to 12/15/16(2)(10)	2,000	$800,125

		$800,125

Real Estate Investment Trusts (REITs) — 0.2%
Ventas Realty LP/Ventas Capital Corp., 5.45%	21,998	$543,351

		$543,351

Total Preferred Securities (identified cost $3,995,284)		$2,793,990

22	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Portfolio of Investments — continued

Interest Rate Swaptions Purchased — 0.0%(11)

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value
Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.38%	Wells Fargo Bank, N.A.	6/4/15	$3,500	$14,476
Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.40%	Wells Fargo Bank, N.A.	7/29/15	2,400	14,525
Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.98%	Citibank, N.A.	7/24/15	1,300	7,618
Option to receive 3-month USD-LIBOR-BBA Rate and pay 3.12%	Citibank, N.A.	6/4/15	17,000	37,825

Total Interest Rate Swaptions Purchased (identified cost $612,630)				$74,444

Short-Term Investments — 3.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 0.07%(12)(13)	$4,348	$4,348,097
Eaton Vance Cash Reserves Fund, LLC, 0.14%(13)	2,638	2,637,996

Total Short-Term Investments (identified cost $6,986,093)		$6,986,093

Total Investments — 108.2% (identified cost $231,432,940)		$232,077,639

Other Assets, Less Liabilities — (8.2)%		$(17,539,619)

Net Assets — 100.0%		$214,538,020

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AESOP	–	Avis Budget Rental Car Funding LLC
AH4R	–	American Homes 4 Rent
AMCAR	–	AmeriCredit Automobile Receivables Trust
ARP	–	American Residential Properties Trust
BACM	–	Banc of America Commercial Mortgage Trust
BMWOT	–	BMW Vehicle Owner Trust
BSCMS	–	Bear Stearns Commercial Mortgage Securities Trust
CAH	–	Colony American Homes
CARMX	–	CarMax Auto Owner Trust
CDCMT	–	CD Commercial Mortgage Trust
CGCMT	–	Citigroup Commercial Mortgage Trust
CHAIT	–	Chase Issuance Trust
CNH	–	CNH Equipment Trust
COMM	–	Commercial Mortgage Trust
CRART	–	California Republic Auto Receivables Trust
CSMC	–	Credit Suisse Commercial Mortgage Trust
DBUBS	–	DBUBS Mortgage Trust
DROT	–	Diamond Resorts Owner Trust
EFF	–	Enterprise Fleet Financing LLC
ESA	–	Extended Stay America Trust
FITAT	–	Fifth Third Auto Trust
FORDF	–	Ford Credit Floorplan Master Owner Trust
FORDR	–	Ford Credit Auto Owner Trust
GALC	–	Great America Leasing Receivables
GEEMT	–	GE Equipment Midticket LLC
GEET	–	GE Equipment Transportation LLC
GMALT	–	GM Financial Automobile Leasing Trust
HAROT	–	Honda Auto Receivables Owner Trust
HGVT	–	Hilton Grand Vacations Trust
HILT	–	Hilton USA Trust
JPMBB	–	JPMBB Commercial Mortgage Securities Trust
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Trust
MBALT	–	Mercedes-Benz Auto Lease Trust
MLCFC	–	ML-CFC Commercial Mortgage Trust
MSC	–	Morgan Stanley Capital I Trust
NALT	–	Nissan Auto Lease Trust
NCUA	–	National Credit Union Administration
PPTT	–	Preferred Pass-Through Trust
SCFT	–	SpringCastle Funding Trust
SDART	–	Santander Drive Auto Receivables Trust
SRFC	–	Sierra Receivables Funding Co., LLC
TAOT	–	Toyota Auto Receivables Owner Trust
UBSCM	–	UBS Commercial Mortgage Trust
VWMT	–	Volkswagen Credit Auto Master Trust
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust
WF-RBS	–	WF-RBS Commercial Mortgage Trust

23	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Portfolio of Investments — continued

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2014, the aggregate value of these securities is $34,846,225 or 16.2% of the Portfolio’s net assets.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	All or a portion of this security was on loan at December 31, 2014.

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2014, the aggregate value of these securities is $1,012,500 or 0.5% of the Portfolio’s net assets.

(5)	Multi-step coupon bond. Interest rate represents the rate in effect at December 31, 2014.

(6)

TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2014.

(8)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2014.

(9)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(10)	Non-income producing security.

(11)	Amount is less than 0.05%.

(12)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2014. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

24	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value including $4,243,002 of securities on loan (identified cost, $224,446,847)	$225,091,546
Affiliated investments, at value (identified cost, $6,986,093)	6,986,093
Cash	990
Restricted cash*	287,960
Interest receivable	1,523,372
Interest receivable from affiliated investment	588
Receivable for variation margin on open financial futures contracts	469
Securities lending income receivable	2,122
Receivable from affiliate	3,880
Total assets	$233,897,020

Liabilities
Cash collateral due to broker	$266,000
Collateral for securities loaned	4,348,097
Payable for forward purchase commitment	14,594,188
Payable to affiliates:
Investment adviser fee	79,340
Trustees’ fees	2,063
Accrued expenses	69,312
Total liabilities	$19,359,000
Net Assets applicable to investors’ interest in Portfolio	$214,538,020

Sources of Net Assets
Investors’ capital	$213,953,872
Net unrealized appreciation	584,148
Total	$214,538,020

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

25	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Interest	$5,402,294
Dividends	225,967
Securities lending income, net	20,246
Interest allocated from affiliated investment	8,047
Expenses allocated from affiliated investment	(952)
Total investment income	$5,655,602

Expenses
Investment adviser fee	$856,042
Trustees’ fees and expenses	9,030
Custodian fee	69,926
Legal and accounting services	61,391
Miscellaneous	6,587
Total expenses	$1,002,976
Deduct —
Allocation of expenses to affiliate	$52,018
Reduction of custodian fee	37
Total expense reductions	$52,055

Net expenses	$950,921

Net investment income	$4,704,681

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,937,145
Investment transactions allocated from affiliated investment	64
Financial futures contracts	(7,899)
Net realized gain	$1,929,310
Change in unrealized appreciation (depreciation) —
Investments	$3,013,134
Financial futures contracts	(60,551)
Net change in unrealized appreciation (depreciation)	$2,952,583

Net realized and unrealized gain	$4,881,893

Net increase in net assets from operations	$9,586,574

26	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$4,704,681	$3,086,797
Net realized gain from investment transactions and financial futures contracts	1,929,310	1,548,863
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	2,952,583	(5,481,323)
Net increase (decrease) in net assets from operations	$9,586,574	$(845,663)
Capital transactions —
Contributions	$75,604,548	$94,333,637
Withdrawals	(48,352,922)	(30,687,740)
Net increase in net assets from capital transactions	$27,251,626	$63,645,897

Net increase in net assets	$36,838,200	$62,800,234

Net Assets
At beginning of year	$177,699,820	$114,899,586
At end of year	$214,538,020	$177,699,820

27	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014		2013		2012		2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.50	%(2)	0.50	%(2)	0.50	%(2)	0.57%	0.57%
Net investment income	2.47%		2.48%		2.93%		3.39%	3.87%
Portfolio Turnover	134	%(3)	107%		113%		100%	91%

Total Return	5.27%		(1.04)%		5.12%		7.34%	7.53%

Net assets, end of year (000’s omitted)	$214,538		$177,700		$114,900		$129,707	$144,019

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

The investment adviser subsidized certain operating expenses (equal to 0.03%, 0.07% and 0.07% of average daily net assets for the years ended December 31, 2014, 2013 and 2012, respectively). Absent this subsidy, total return would have been lower.

(3)	Includes the effect of To-Be-Announced (TBA) transactions.

28	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objectives are to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Balanced Fund, Eaton Vance Investment Grade Income Fund and donor advised funds (established and maintained by a public charity) managed by Eaton Vance Management (EVM) held an interest of 53.1%, 31.2% and 15.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the

29

Investment Grade Income Portfolio

December 31, 2014

Notes to Financial Statements — continued

Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To-Be-Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2014, the Portfolio’s investment adviser fee amounted to $856,042 or 0.45% of the Portfolio’s average daily net assets. Pursuant to

30

Investment Grade Income Portfolio

December 31, 2014

Notes to Financial Statements — continued

a voluntary expense reimbursement, BMR was allocated $52,018 of the Portfolio’s operating expenses for the year ended December 31, 2014. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$97,980,583	$64,422,885
U.S. Government and Agency Securities	195,854,054	192,391,255

	$293,834,637	$256,814,140

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$232,388,193

Gross unrealized appreciation	$3,503,698
Gross unrealized depreciation	(3,814,252)

Net unrealized depreciation	$(310,554)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2014 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

3/15	30 U.S. 5-Year Treasury Note	Long	$3,569,352	$3,567,891	$(1,461)
3/15	15 U.S. Long Treasury Bond	Short	(2,109,348)	(2,168,438)	(59,090)

					$(60,551)

31

Investment Grade Income Portfolio

December 31, 2014

Notes to Financial Statements — continued

At December 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into financial futures contracts and interest rate swaptions.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at December 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at December 31, 2014.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Financial futures contracts	$—		$(60,551	)(1)
Interest rate swaptions purchased	74,444	(2)	—

Total	$74,444		$(60,551)

Derivatives not subject to master netting or similar agreements	$—		$(60,551)

Total Derivatives subject to master netting or similar agreements	$74,444		$—

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable for variation margin.

(2)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of December 31, 2014.

32

Investment Grade Income Portfolio

December 31, 2014

Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank, N.A.	$45,443	$—	$—	$(45,443)	$—
Wells Fargo Bank, N.A.	29,001	—	—	—	29,001

	$74,444	$—	$—	$(45,443)	$29,001

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

Information with respect to securities on loan at December 31, 2014 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Financial futures contracts	$(7,899	)(1)	$(60,551	)(2)
Interest rate swaptions purchased	(1,009,563	)(3)	(572,964	)(4)

Total	$(1,017,462)		$(633,515)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

(3)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.

The average notional amounts of derivative contracts outstanding during the year ended December 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Interest Rate Swaptions Purchased

$824,000	$486,000	$32,169,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2014 amounted to $2,036.

33

Investment Grade Income Portfolio

December 31, 2014

Notes to Financial Statements — continued

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At December 31, 2014, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $4,243,002 and $4,348,097, respectively. The carrying amount of the liability for collateral for securities loaned at December 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at December 31, 2014.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$76,198,441	$—	$76,198,441
Agency Mortgage-Backed Securities	—	54,737,400	—	54,737,400
Collateralized Mortgage Obligations	—	1,019,471	—	1,019,471
Commercial Mortgage-Backed Securities	—	15,918,012	—	15,918,012
Asset-Backed Securities	—	26,870,419	—	26,870,419
Foreign Government Bonds	—	1,033,700	—	1,033,700
Foreign Government Agency Bonds	—	605,112	—	605,112
U.S. Government Agency Bonds	—	3,540,069	—	3,540,069
U.S. Treasury Obligations	—	42,300,488	—	42,300,488
Preferred Securities	543,351	2,250,639	—	2,793,990
Interest Rate Swaptions Purchased	—	74,444	—	74,444
Short-Term Investments	—	6,986,093	—	6,986,093

Total Investments	$543,351	$231,534,288	$—	$232,077,639

Liability Description

Futures Contracts	$(60,551)	$—	$—	$(60,551)

Total	$(60,551)	$—	$—	$(60,551)

The Portfolio held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

34

Investment Grade Income Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Investment Grade Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

35

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

36

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Thomas H. Luster 1962	President of the Portfolio	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

37

Eaton Vance

Investment Grade Income Fund

December 31, 2014

Management and Organization — continued

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser of Investment Grade Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Investment Grade Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2978 12.31.14

Eaton Vance

Growth Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 30

Federal Tax Information	19

Management and Organization	31

Important Notices	34

Eaton Vance

Growth Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Growth Fund (formerly, Eaton Vance Large-Cap Growth Fund) (the Fund) had a total return of 14.23% for Class A shares at net asset value (NAV), outperforming the Fund’s benchmark, the Russell 1000 Growth Index (the Index), which returned 13.05% for the same period.

The Fund outperformed the Index due to both stock selection and sector allocation. Of the 10 economic sectors in the Index, nine had positive returns for the 12-month period. The Fund recorded positive returns in seven of the eight Index sectors in which it was invested.

Information technology was the Fund’s top-performing sector versus the Index, due primarily to stock selection. Two companies in the semiconductors & semiconductor equipment industry, NXP Semiconductors NV and Avago Technologies, Ltd., were among the Fund’s leading individual stocks for the 12-month period. Both companies benefited from increased demand for smart chips from the mobile communications, automobile and industrial machinery markets.

Stock selection and an overweight position in the outperforming health care sector also contributed to the Fund’s performance versus the Index. Among the Fund’s best-performing individual stocks for the period were medical device supplier Covidien PLC and biopharmaceutical company Allergan, Inc., as both companies benefited from acquisition proposals. Biopharmaceutical company Gilead Sciences, Inc. was also among the Fund’s individual stock leaders following its launch of a new hepatitis C drug. Several other biotechnology companies held by the Fund also benefited from new drug launches. The Fund’s lack of exposure to the lagging telecommunication services sector further boosted Fund performance relative to the Index.

Conversely, the industrials sector was the Fund’s weakest performer versus the Index for the 12-month period. This was due largely to stock selection, particularly in the aerospace & defense industry, along with an overweight in the lagging electrical equipment industry. Within the building products industry, Armstrong World Industries, Inc. was among the Fund’s worst-performing individual stocks after its revenues disappointed. The stock was sold during the period. Stock selection in the consumer discretionary sector also detracted from the Fund’s performance relative to the Index, but was partially offset by an underweight in the lagging sector. Two companies in the internet & catalog retail industry, online retailer Amazon.com, Inc. and deal-of-the-day marketer Groupon, Inc. were among the Fund’s poorest-performing individual stocks. Groupon was sold during the period. Amazon.com was hurt by a disappointing profits report, while Groupon’s results were hampered by operational issues. Stock selection in the materials sector was also a drag on the Fund’s performance relative to the Index, but was partially offset by an underweight in the weak-performing sector. The Fund’s two largest holdings in the underperforming chemicals industry, agricultural chemical leader Monsanto Co. and water safety company EcoLab, Inc., both underperformed versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Growth Fund

December 31, 2014

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/09/2002	09/09/2002	14.23%	13.49%	7.91%
Class A with 5.75% Maximum Sales Charge	—	—	7.65	12.15	7.27
Class C at NAV	09/09/2002	09/09/2002	13.41	12.65	7.11
Class C with 1% Maximum Sales Charge	—	—	12.41	12.65	7.11
Class I at NAV	05/03/2007	09/09/2002	14.58	13.78	8.11
Class R at NAV	08/03/2009	09/09/2002	13.98	13.22	7.77
Russell 1000 Growth Index	—	—	13.05%	15.80%	8.49%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.20%	1.95%	0.95%	1.45%
Net		1.05	1.80	0.80	1.30

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2004	$19,875	N.A.
Class I	$250,000	12/31/2004	$545,579	N.A.
Class R	$10,000	12/31/2004	$21,136	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Growth Fund

December 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	5.9%
Google, Inc., Class C	2.5
Facebook, Inc., Class A	2.5
Visa, Inc., Class A	2.5
Amazon.com, Inc.	2.4
Celgene Corp.	2.3
Amgen, Inc.	2.1
Priceline Group, Inc. (The)	2.1
QUALCOMM, Inc.	2.1
Union Pacific Corp.	2.1
Total	26.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Growth Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization- weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000 Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Growth Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,065.90	$5.52	**	1.06%
Class C	$1,000.00	$1,062.20	$9.41	**	1.81%
Class I	$1,000.00	$1,067.40	$4.22	**	0.81%
Class R	$1,000.00	$1,064.60	$6.82	**	1.31%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.40	**	1.06%
Class C	$1,000.00	$1,016.10	$9.20	**	1.81%
Class I	$1,000.00	$1,021.10	$4.13	**	0.81%
Class R	$1,000.00	$1,018.60	$6.67	**	1.31%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Growth Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investment in Growth Portfolio, at value (identified cost, $100,887,355)	$153,862,134
Receivable for Fund shares sold	215,280
Receivable from affiliate	37,321
Total assets	$154,114,735

Liabilities
Payable for Fund shares redeemed	$24,722
Payable to affiliates:
Distribution and service fees	45,704
Trustees’ fees	125
Accrued expenses	61,521
Total liabilities	$132,072
Net Assets	$153,982,663

Sources of Net Assets
Paid-in capital	$92,190,288
Accumulated net realized gain from Portfolio	8,817,596
Net unrealized appreciation from Portfolio	52,974,779
Total	$153,982,663

Class A Shares
Net Assets	$88,447,762
Shares Outstanding	4,080,651
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.67
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$22.99

Class C Shares
Net Assets	$30,552,395
Shares Outstanding	1,588,559
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.23

Class I Shares
Net Assets	$32,050,575
Shares Outstanding	1,448,879
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.12

Class R Shares
Net Assets	$2,931,931
Shares Outstanding	137,506
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.32

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $7,699)	$1,718,769
Interest allocated from Portfolio	2,001
Expenses allocated from Portfolio	(1,079,100)
Total investment income from Portfolio	$641,670

Expenses
Administration fee	$135,269
Distribution and service fees
Class A	215,203
Class C	298,269
Class R	12,764
Trustees’ fees and expenses	500
Custodian fee	19,500
Transfer and dividend disbursing agent fees	151,080
Legal and accounting services	23,532
Printing and postage	39,350
Registration fees	67,858
Miscellaneous	16,221
Total expenses	$979,546
Deduct —
Allocation of expenses to affiliate	$183,352
Total expense reductions	$183,352

Net expenses	$796,194

Net investment loss	$(154,524)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$24,023,018
Foreign currency transactions	(2,663)
Net realized gain	$24,020,355
Change in unrealized appreciation (depreciation) —
Investments	$(4,095,966)
Foreign currency	(2,959)
Net change in unrealized appreciation (depreciation)	$(4,098,925)

Net realized and unrealized gain	$19,921,430

Net increase in net assets from operations	$19,766,906

8	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(154,524)	$(30,806)
Net realized gain from investment and foreign currency transactions	24,020,355	23,406,462
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,098,925)	20,107,200
Net increase in net assets from operations	$19,766,906	$43,482,856
Distributions to shareholders —
From net investment income
Class A	$—	$(2,108)
Class C	—	(656)
Class I	—	(704)
Class R	—	(48)
From net realized gain
Class A	(7,905,626)	(10,494,148)
Class C	(3,063,076)	(3,699,462)
Class I	(2,860,142)	(3,323,607)
Class R	(265,809)	(283,230)
Total distributions to shareholders	$(14,094,653)	$(17,803,963)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$15,979,303	$17,583,544
Class C	5,890,377	6,550,201
Class I	15,230,685	11,772,347
Class R	704,572	613,337
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,370,697	9,783,567
Class C	2,472,308	2,790,423
Class I	2,630,662	2,484,010
Class R	219,919	263,137
Cost of shares redeemed
Class A	(27,826,254)	(40,847,752)
Class C	(7,813,167)	(6,136,875)
Class I	(15,561,495)	(21,439,912)
Class R	(485,193)	(511,282)
Net decrease in net assets from Fund share transactions	$(1,187,586)	$(17,095,255)

Net increase in net assets	$4,484,667	$8,583,638

Net Assets
At beginning of year	$149,497,996	$140,914,358
At end of year	$153,982,663	$149,497,996

9	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014		2013	2012	2011	2010
Net asset value — Beginning of year	$20.920		$17.540	$15.730	$16.630	$14.550

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.000	)(2)	$0.012	$0.002	$0.009	$0.019
Net realized and unrealized gain (loss)	2.889		6.069	1.992	(0.909)	2.061

Total income (loss) from operations	$2.889		$6.081	$1.994	$(0.900)	$2.080

Less Distributions
From net investment income	$—		$(0.001)	$—	$—	$—
From net realized gain	(2.139)		(2.700)	(0.184)	—	—

Total distributions	$(2.139)		$(2.701)	$(0.184)	$—	$—

Net asset value — End of year	$21.670		$20.920	$17.540	$15.730	$16.630

Total Return(3)	14.23%		35.35%	12.66%	(5.41)%	14.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$88,448		$89,426	$86,843	$99,259	$113,771
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.15%		1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	(0.00	)%(7)	0.06%	0.01%	0.05%	0.13%
Portfolio Turnover of the Portfolio	38%		42%	40%	69%	59%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The administrator subsidized certain operating expenses (equal to 0.12%, 0.10%, 0.13%, 0.13% and 0.13% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively).

(7)	Amount is less than (0.005)%.

10	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$18.920	$16.190	$14.630	$15.590	$13.740

Income (Loss) From Operations
Net investment loss(1)	$(0.149)	$(0.127)	$(0.118)	$(0.107)	$(0.089)
Net realized and unrealized gain (loss)	2.598	5.558	1.862	(0.853)	1.939

Total income (loss) from operations	$2.449	$5.431	$1.744	$(0.960)	$1.850

Less Distributions
From net investment income	$—	$(0.001)	$—	$—	$—
From net realized gain	(2.139)	(2.700)	(0.184)	—	—

Total distributions	$(2.139)	$(2.701)	$(0.184)	$—	$—

Net asset value — End of year	$19.230	$18.920	$16.190	$14.630	$15.590

Total Return(2)	13.41%	34.27%	11.91%	(6.16)%	13.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,552	$29,318	$22,422	$23,524	$27,905
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.90%	2.00%	2.00%	2.00%	2.00%
Net investment loss	(0.75)%	(0.68)%	(0.74)%	(0.70)%	(0.64)%
Portfolio Turnover of the Portfolio	38%	42%	40%	69%	59%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.12%, 0.10%, 0.13%, 0.13% and 0.13% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively).

11	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$21.250	$17.750	$15.910	$16.780	$14.640

Income (Loss) From Operations
Net investment income(1)	$0.056	$0.063	$0.050	$0.051	$0.053
Net realized and unrealized gain (loss)	2.953	6.138	2.012	(0.921)	2.087

Total income (loss) from operations	$3.009	$6.201	$2.062	$(0.870)	$2.140

Less Distributions
From net investment income	$—	$(0.001)	$(0.038)	$—	$—
From net realized gain	(2.139)	(2.700)	(0.184)	—	—

Total distributions	$(2.139)	$(2.701)	$(0.222)	$—	$—

Net asset value — End of year	$22.120	$21.250	$17.750	$15.910	$16.780

Total Return(2)	14.58%	35.61%	13.01%	(5.24)%	14.62%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$32,051	$28,336	$29,920	$30,675	$27,560
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.90%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.25%	0.31%	0.29%	0.31%	0.35%
Portfolio Turnover of the Portfolio	38%	42%	40%	69%	59%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.12%, 0.10%, 0.13%, 0.13% and 0.13% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively).

12	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2014

Financial Highlights — continued

	Class R
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$20.660	$17.400	$15.640	$16.580	$14.530

Income (Loss) From Operations
Net investment loss(1)	$(0.052)	$(0.037)	$(0.038)	$(0.029)	$(0.011)
Net realized and unrealized gain (loss)	2.851	5.998	1.982	(0.911)	2.061

Total income (loss) from operations	$2.799	$5.961	$1.944	$(0.940)	$2.050

Less Distributions
From net investment income	$—	$(0.001)	$—	$—	$—
From net realized gain	(2.139)	(2.700)	(0.184)	—	—

Total distributions	$(2.139)	$(2.701)	$(0.184)	$—	$—

Net asset value — End of year	$21.320	$20.660	$17.400	$15.640	$16.580

Total Return(2)	13.98%	34.94%	12.42%	(5.67)%	14.11%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,932	$2,417	$1,729	$1,378	$575
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.40%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.24)%	(0.18)%	(0.22)%	(0.18)%	(0.08)%
Portfolio Turnover of the Portfolio	38%	42%	40%	69%	59%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.12%, 0.10%, 0.13%, 0.13% and 0.13% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively).

13	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Growth Fund (formerly, Eaton Vance Large-Cap Growth Fund) (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Growth Portfolio (formerly, Large-Cap Growth Portfolio) (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations,

14

Eaton Vance

Growth Fund

December 31, 2014

Notes to Financial Statements — continued

which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$1,837,688	$2,330,441
Long-term capital gains	$12,256,965	$15,473,522

During the year ended December 31, 2014, accumulated net realized gain was decreased by $4,039,157, accumulated net investment loss was decreased by $154,524 and paid-in capital was increased by $3,884,633 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses, investments in partnerships and foreign currency gain (loss). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$592,385
Undistributed long-term capital gains	$8,037,500
Net unrealized appreciation	$53,162,490

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and the tax treatment of short-term capital gains.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but currently receives no compensation. Prior to August 10, 2014, an administration fee was earned by EVM as compensation for administrative services rendered to the Fund. The fee was computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2014, the administration fee amounted to $135,269. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 0.80% and 1.30% (1.25%, 2.00%, 1.00% and 1.50% prior to July 10, 2014) of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, EVM was allocated $183,352 of the Fund’s operating expenses for the year ended December 31, 2014. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $7,472 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,262 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $215,203 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and

15

Eaton Vance

Growth Fund

December 31, 2014

Notes to Financial Statements — continued

facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $223,702 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2014, the Fund paid or accrued to EVD $6,382 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $74,567 and $6,382 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $400 and $800 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $15,266,360 and $31,737,656, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	729,192	873,080
Issued to shareholders electing to receive payments of distributions in Fund shares	354,190	483,704
Redemptions	(1,278,367)	(2,031,855)

Net decrease	(194,985)	(675,071)

	Year Ended December 31,
Class C	2014	2013

Sales	298,951	347,367
Issued to shareholders electing to receive payments of distributions in Fund shares	133,856	152,373
Redemptions	(393,906)	(335,351)

Net increase	38,901	164,389

16

Eaton Vance

Growth Fund

December 31, 2014

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2014	2013

Sales	665,939	557,261
Issued to shareholders electing to receive payments of distributions in Fund shares	123,912	120,820
Redemptions	(674,196)	(1,030,644)

Net increase (decrease)	115,655	(352,563)

	Year Ended December 31,
Class R	2014	2013

Sales	32,438	30,240
Issued to shareholders electing to receive payments of distributions in Fund shares	10,743	13,174
Redemptions	(22,695)	(25,782)

Net increase	20,486	17,632

8  Name Change

Effective October 31, 2014, the name of Eaton Vance Growth Fund was changed from Eaton Vance Large-Cap Growth Fund.

9  Plan of Reorganization

In August 2014, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) whereby the Fund would acquire substantially all the assets and assume substantially all the liabilities of Eaton Vance Multi-Cap Growth Fund in exchange for shares of the Fund. The proposed reorganization was approved by the shareholders of Eaton Vance Multi-Cap Growth Fund on January 22, 2015. Subject to the satisfaction of the conditions of the Agreement, the transaction is expected to occur no later than February 27, 2015.

17

Eaton Vance

Growth Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Growth Fund (formerly Eaton Vance Large-Cap Growth Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Growth Fund (formerly Eaton Vance Large-Cap Growth Fund) (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Growth Fund (formerly Eaton Vance Large-Cap Growth Fund) as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2015

18

Eaton Vance

Growth Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $1,607,066, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 64.56% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $21,752,531 or, if subsequently determined to be different, the net capital gain of such year.

19

Growth Portfolio

December 31, 2014

Portfolio of Investments

Common Stocks — 95.8%

Security	Shares	Value

Aerospace & Defense — 2.0%
Boeing Co. (The)	11,731	$1,524,796
Spirit AeroSystems Holdings, Inc., Class A(1)	37,282	1,604,617

		$3,129,413

Banks — 3.4%
Citigroup, Inc.	21,950	$1,187,715
PNC Financial Services Group, Inc. (The)	13,045	1,190,095
Regions Financial Corp.	133,132	1,405,874
Wells Fargo & Co.	27,407	1,502,452

		$5,286,136

Beverages — 3.2%
Brown-Forman Corp., Class B	16,070	$1,411,589
Constellation Brands, Inc., Class A(1)	17,007	1,669,577
PepsiCo, Inc.	19,942	1,885,716

		$4,966,882

Biotechnology — 8.0%
Amgen, Inc.	20,702	$3,297,622
Biogen Idec, Inc.(1)	8,594	2,917,233
Celgene Corp.(1)	31,716	3,547,752
Gilead Sciences, Inc.(1)	26,206	2,470,177

		$12,232,784

Capital Markets — 1.1%
Invesco, Ltd.	41,965	$1,658,457

		$1,658,457

Chemicals — 2.5%
Ecolab, Inc.	13,925	$1,455,441
Monsanto Co.	20,202	2,413,533

		$3,868,974

Communications Equipment — 2.1%
QUALCOMM, Inc.	43,144	$3,206,894

		$3,206,894

Consumer Finance — 2.3%
American Express Co.	19,789	$1,841,169
Discover Financial Services	25,002	1,637,381

		$3,478,550

Security	Shares	Value

Electrical Equipment — 0.8%
Eaton Corp. PLC	18,256	$1,240,678

		$1,240,678

Energy Equipment & Services — 1.3%
FMC Technologies, Inc.(1)	11,305	$529,526
Schlumberger, Ltd.	17,421	1,487,928

		$2,017,454

Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	13,585	$1,925,674
Sprouts Farmers Market, Inc.(1)	34,278	1,164,766

		$3,090,440

Food Products — 1.0%
Mondelez International, Inc., Class A	40,536	$1,472,470

		$1,472,470

Health Care Equipment & Supplies — 5.1%
Cooper Cos., Inc. (The)	10,521	$1,705,349
Covidien PLC	22,791	2,331,063
Medtronic, Inc.	25,269	1,824,422
Stryker Corp.	20,307	1,915,559

		$7,776,393

Health Care Technology — 1.2%
Cerner Corp.(1)	29,262	$1,892,081

		$1,892,081

Hotels, Restaurants & Leisure — 2.2%
Las Vegas Sands Corp.	15,913	$925,500
Starbucks Corp.	29,038	2,382,568

		$3,308,068

Household Products — 1.0%
Colgate-Palmolive Co.	22,057	$1,526,124

		$1,526,124

Internet & Catalog Retail — 4.5%
Amazon.com, Inc.(1)	12,107	$3,757,407
Priceline Group, Inc. (The)(1)	2,813	3,207,411

		$6,964,818

20	See Notes to Financial Statements.

Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Internet Software & Services — 7.1%
Facebook, Inc., Class A(1)	49,510	$3,862,770
Google, Inc., Class A(1)	5,950	3,157,427
Google, Inc., Class C(1)	7,400	3,895,360

		$10,915,557

IT Services — 3.5%
Fiserv, Inc.(1)	22,520	$1,598,244
Visa, Inc., Class A	14,440	3,786,168

		$5,384,412

Leisure Products — 1.3%
Brunswick Corp.	40,367	$2,069,212

		$2,069,212

Machinery — 2.9%
Caterpillar, Inc.	14,437	$1,321,418
Donaldson Co., Inc.	34,124	1,318,210
Wabtec Corp.	21,085	1,832,076

		$4,471,704

Media — 3.5%
Comcast Corp., Class A	48,359	$2,805,306
Walt Disney Co. (The)	27,523	2,592,391

		$5,397,697

Oil, Gas & Consumable Fuels — 1.4%
EOG Resources, Inc.	12,141	$1,117,822
Range Resources Corp.	18,628	995,666

		$2,113,488

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	19,674	$1,499,159

		$1,499,159

Pharmaceuticals — 2.5%
Perrigo Co. PLC	13,635	$2,279,227
Roche Holding AG ADR	44,007	1,495,798

		$3,775,025

Road & Rail — 3.0%
Genesee & Wyoming, Inc., Class A(1)	16,059	$1,444,025
Union Pacific Corp.	26,759	3,187,800

		$4,631,825

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 4.0%
Avago Technologies, Ltd.	21,639	$2,176,667
Intel Corp.	35,849	1,300,960
NXP Semiconductors NV(1)	35,287	2,695,927

		$6,173,554

Software — 5.9%
Microsoft Corp.	63,824	$2,964,625
salesforce.com, inc.(1)	41,656	2,470,617
Tableau Software, Inc., Class A(1)	26,091	2,211,473
VMware, Inc., Class A(1)	18,070	1,491,137

		$9,137,852

Specialty Retail — 5.9%
Home Depot, Inc. (The)	23,535	$2,470,469
Restoration Hardware Holdings, Inc.(1)	14,940	1,434,389
Signet Jewelers, Ltd.	17,679	2,326,026
TJX Cos., Inc. (The)	42,622	2,923,017

		$9,153,901

Technology Hardware, Storage & Peripherals — 7.7%
Apple, Inc.	81,738	$9,022,240
EMC Corp.	95,323	2,834,906

		$11,857,146

Textiles, Apparel & Luxury Goods — 1.4%
NIKE, Inc., Class B	22,930	$2,204,719

		$2,204,719

Trading Companies & Distributors — 1.0%
W.W. Grainger, Inc.	5,789	$1,475,558

		$1,475,558

Total Common Stocks (identified cost $88,449,898)		$147,377,425

21	See Notes to Financial Statements.

Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Short-Term Investments — 4.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$6,464	$6,464,370

Total Short-Term Investments (identified cost $6,464,370)		$6,464,370

Total Investments — 100.0% (identified cost $94,914,268)		$153,841,795

Other Assets, Less Liabilities — 0.0%(3)		$20,571

Net Assets — 100.0%		$153,862,366

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

(3)	Amount is less than 0.05%.

22	See Notes to Financial Statements.

Growth Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $88,449,898)	$147,377,425
Affiliated investment, at value (identified cost, $6,464,370)	6,464,370
Dividends receivable	126,439
Interest receivable from affiliated investment	598
Tax reclaims receivable	20,906
Total assets	$153,989,738

Liabilities
Payable to affiliates:
Investment adviser fee	$84,205
Trustees’ fees	1,921
Accrued expenses	41,246
Total liabilities	$127,372
Net Assets applicable to investors’ interest in Portfolio	$153,862,366

Sources of Net Assets
Investors’ capital	$94,933,823
Net unrealized appreciation	58,928,543
Total	$153,862,366

23	See Notes to Financial Statements.

Growth Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $8,234)	$1,819,724
Interest allocated from affiliated investment	2,083
Expenses allocated from affiliated investment	(287)
Total investment income	$1,821,520

Expenses
Investment adviser fee	$1,030,201
Trustees’ fees and expenses	7,771
Custodian fee	57,476
Legal and accounting services	37,849
Miscellaneous	9,992
Total expenses	$1,143,289

Net investment income	$678,231

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$25,549,068
Investment transactions allocated from affiliated investment	15
Foreign currency transactions	(2,848)
Net realized gain	$25,546,235
Change in unrealized appreciation (depreciation) —
Investments	$(4,310,455)
Foreign currency	(3,147)
Net change in unrealized appreciation (depreciation)	$(4,313,602)

Net realized and unrealized gain	$21,232,633

Net increase in net assets from operations	$21,910,864

24	See Notes to Financial Statements.

Growth Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$678,231	$891,314
Net realized gain from investment and foreign currency transactions	25,546,235	25,388,763
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,313,602)	21,403,683
Net increase in net assets from operations	$21,910,864	$47,683,760
Capital transactions —
Contributions	$16,919,860	$12,668,333
Withdrawals	(44,933,312)	(58,445,957)
Net decrease in net assets from capital transactions	$(28,013,452)	$(45,777,624)

Net increase (decrease) in net assets	$(6,102,588)	$1,906,136

Net Assets
At beginning of year	$159,964,954	$158,058,818
At end of year	$153,862,366	$159,964,954

25	See Notes to Financial Statements.

Growth Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.72%	0.73%	0.73%	0.72%	0.73%
Net investment income	0.43%	0.58%	0.54%	0.58%	0.63%
Portfolio Turnover	38%	42%	40%	69%	59%

Total Return	14.73%	36.04%	13.25%	(4.91)%	14.89%

Net assets, end of year (000’s omitted)	$153,862	$159,965	$158,059	$173,090	$203,565

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

26	See Notes to Financial Statements.

Growth Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Growth Portfolio (formerly, Large-Cap Growth Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Growth Fund (formerly, Eaton Vance Large-Cap Growth Fund) held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

27

Growth Portfolio

December 31, 2014

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2014, the Portfolio’s investment adviser fee amounted to $1,030,201 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $60,656,881 and $93,080,757, respectively, for the year ended December 31, 2014. Included in sales are proceeds of $11,333,725 from the sale of securities by the Portfolio to investment companies advised by EVM or its affiliates. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$94,960,587

Gross unrealized appreciation	$59,254,526
Gross unrealized depreciation	(373,318)

Net unrealized appreciation	$58,881,208

The net unrealized appreciation on foreign currency at December 31, 2014 on a federal income tax basis was $1,016.

28

Growth Portfolio

December 31, 2014

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$147,377,425	*	$—	$—	$147,377,425
Short-Term Investments	—		6,464,370	—	6,464,370

Total Investments	$147,377,425		$6,464,370	$—	$153,841,795

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

7  Name Change

Effective October 31, 2014, the name of Growth Portfolio was changed from Large-Cap Growth Portfolio.

29

Growth Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Growth Portfolio (formerly Large-Cap Growth Portfolio):

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (formerly Large-Cap Growth Portfolio) (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Growth Portfolio (formerly Large-Cap Growth Portfolio) as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2015

30

Eaton Vance

Growth Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Growth Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

32

Eaton Vance

Growth Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser of Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1559 12.31.14

Eaton Vance

Large-Cap Value Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Large-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 31

Federal Tax Information	20

Management and Organization	32

Important Notices	35

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Large-Cap Value Fund (the Fund) had a total return of 10.96% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 1000 Value Index (the Index), which returned 13.45% for the same period.

Stock selection in the information technology and health care sectors, along with stock selection and an underweight in the financials sector, detracted from the Fund’s performance relative to the Index. Within information technology, the Fund’s position in Telefonaktiebologet LM Ericsson, Class B, a European wireless equipment maker not in the Index, hampered Fund performance versus the Index amid a stagnating European economy that crimped the company’s profits. Elsewhere in the sector, Google, Inc., Class C stock detracted from Fund performance versus the Index after the company suffered from slowing advertising revenue and increased infrastructure spending. Within financials, not owning Index holding Berkshire Hathaway hurt the Fund’s performance versus the Index, as Warren Buffett’s conglomerate outperformed the Index. Within health care, the Fund’s out-of-Index position in Swiss pharmaceutical firm Roche Holding AG PC detracted from Fund performance after the company was negatively impacted by a setback in a clinical drug trial.

In contrast, stock selection in the consumer staples, materials, consumer discretionary and industrials sectors helped the Fund’s performance relative to the Index. Within consumer staples, the Fund’s out-of-Index holding in Kroger Co., one of the nation’s largest grocery chains, aided Fund performance versus the Index, as the firm delivered strong year-over-year sales growth and expanding profit margins. Within materials, the Fund’s avoidance of the metals and mining industry also boosted Fund performance versus the Index, as the industry lost ground during the period. An out-of-Index position in Home Depot, Inc. helped the Fund’s performance versus the Index within consumer discretionary, as the home improvement retailer benefited from continued strength in the U.S. housing market. Within industrials, the Fund’s out-of-Index holding in C.H. Robinson Worldwide, Inc. contributed to Fund performance versus the Index, as the global transportation logistics provider saw increased truckload volume, solidifying its position as the largest player in its industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and John D. Crowley

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/23/1931	09/23/1931	10.96%	11.79%	6.91%
Class A with 5.75% Maximum Sales Charge	—	—	4.57	10.48	6.28
Class C at NAV	11/04/1994	09/23/1931	10.12	10.96	6.11
Class C with 1% Maximum Sales Charge	—	—	9.34	10.96	6.11
Class I at NAV	12/28/2004	09/23/1931	11.22	12.07	7.18
Class R at NAV	02/18/2004	09/23/1931	10.71	11.51	6.64
Class R6 at NAV	07/01/2014	09/23/1931	11.32	12.09	7.19
Russell 1000 Value Index	—	—	13.45%	15.42%	7.30%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	0.99%	1.74%	0.74%	1.24%	0.63%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2004	$18,096	N.A.
Class I	$250,000	12/31/2004	$500,519	N.A.
Class R	$10,000	12/31/2004	$19,026	N.A.
Class R6	$1,000,000	12/31/2004	$2,003,886	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Exxon Mobil Corp.	4.5%
JPMorgan Chase & Co.	3.3
Merck & Co., Inc.	3.2
Bank of America Corp.	2.9
Citigroup, Inc.	2.9
Eli Lilly & Co.	2.8
Microsoft Corp.	2.7
Verizon Communications, Inc.	2.7
NextEra Energy, Inc.	2.6
Kroger Co. (The)	2.3
Total	29.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000 Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.50	$5.16	1.01%
Class C	$1,000.00	$1,022.10	$8.92	1.75%
Class I	$1,000.00	$1,027.50	$3.88	0.76%
Class R	$1,000.00	$1,024.80	$6.38	1.25%
Class R6	$1,000.00	$1,022.80	$3.31	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.14	1.01%
Class C	$1,000.00	$1,016.40	$8.89	1.75%
Class I	$1,000.00	$1,021.40	$3.87	0.76%
Class R	$1,000.00	$1,018.90	$6.36	1.25%
Class R6	$1,000.00	$1,021.90	$3.31	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014 (July 1, 2014 for Class R6). The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investment in Large-Cap Value Portfolio, at value (identified cost, $3,349,320,724)	$4,132,912,773
Receivable for Fund shares sold	11,893,395
Total assets	$4,144,806,168

Liabilities
Payable for Fund shares redeemed	$116,153,403
Payable to affiliates:
Distribution and service fees	781,027
Trustees’ fees	125
Accrued expenses	1,346,514
Total liabilities	$118,281,069
Net Assets	$4,026,525,099

Sources of Net Assets
Paid-in capital	$3,194,010,849
Accumulated net realized gain from Portfolio	48,649,229
Accumulated undistributed net investment income	272,972
Net unrealized appreciation from Portfolio	783,592,049
Total	$4,026,525,099

Class A Shares
Net Assets	$1,486,141,945
Shares Outstanding	79,313,954
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.74
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$19.88

Class C Shares
Net Assets	$419,452,587
Shares Outstanding	22,373,734
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.75

Class I Shares
Net Assets	$1,969,600,600
Shares Outstanding	104,779,012
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.80

Class R Shares
Net Assets	$151,328,944
Shares Outstanding	8,094,716
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.69

Class R6 Shares
Net Assets	$1,023
Shares Outstanding	54
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$18.81

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $1,159,975)	$120,913,451
Interest allocated from Portfolio	121,596
Securities lending income allocated from Portfolio, net	230,614
Expenses allocated from Portfolio	(33,427,528)
Total investment income from Portfolio	$87,838,133

Expenses
Distribution and service fees
Class A	$5,741,015
Class C	4,416,568
Class R	781,004
Trustees’ fees and expenses	500
Custodian fee	62,021
Transfer and dividend disbursing agent fees	5,174,015
Legal and accounting services	106,421
Printing and postage	583,777
Registration fees	158,316
Reflow liquidity program fees	313,963
Miscellaneous	40,195
Total expenses	$17,377,795

Net investment income	$70,460,338

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,652,990,679 (1)
Foreign currency transactions	(189,112)
Net realized gain	$1,652,801,567
Change in unrealized appreciation (depreciation) —
Investments	$(1,180,306,890)
Foreign currency	(1,087,007)
Net change in unrealized appreciation (depreciation)	$(1,181,393,897)

Net realized and unrealized gain	$471,407,670

Net increase in net assets from operations	$541,868,008

(1)	Includes $44,078,317 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$70,460,338	$92,654,990
Net realized gain from investment and foreign currency transactions	1,652,801,567 (1)	1,418,654,798
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,181,393,897)	357,987,729
Net increase in net assets from operations	$541,868,008	$1,869,297,517
Distributions to shareholders —
From net investment income
Class A	$(27,746,453)	$(37,710,750)
Class B	—	(218,139)
Class C	(2,339,878)	(1,952,905)
Class I	(36,563,340)	(50,073,970)
Class R	(1,607,051)	(1,705,473)
Class R6	(8)	—
From net realized gain
Class A	(425,214,514)	(117,638,814)
Class C	(118,952,787)	(18,238,393)
Class I	(603,634,941)	(132,041,967)
Class R	(41,715,810)	(6,825,173)
Class R6	(278)	—
Total distributions to shareholders	$(1,257,775,060)	$(366,405,584)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$182,390,367	$362,144,303
Class B	—	1,537,239
Class C	48,016,650	33,071,306
Class I	1,073,207,239	788,352,060
Class R	22,796,563	27,796,037
Class R6	1,000	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	420,006,180	147,400,300
Class B	—	180,629
Class C	92,120,112	15,139,905
Class I	517,378,828	135,812,282
Class R	41,500,150	8,081,040
Class R6	285	—
Cost of shares redeemed
Class A	(1,816,126,571)	(1,658,027,620)
Class B	—	(6,178,362)
Class C	(96,583,903)	(102,975,331)
Class I	(2,115,997,936)	(1,912,528,275)
Class R	(47,728,243)	(92,443,985)
Net asset value of shares exchanged
Class A	—	5,666,068
Class B	—	(5,666,068)
Net asset value of shares merged*
Class A	—	51,385,823
Class B	—	(51,385,823)
Contingent deferred sales charges
Class B	—	320
Net decrease in net assets from Fund share transactions	$(1,679,019,279)	$(2,252,638,152)

Net decrease in net assets	$(2,394,926,331)	$(749,746,219)

Net Assets
At beginning of year	$6,421,451,430	$7,171,197,649
At end of year	$4,026,525,099	$6,421,451,430

Accumulated undistributed net investment income included in net assets
At end of year	$272,972	$3,235,051

(1)	Includes $44,078,317 of net realized gains from redemptions in-kind.

*	At the close of business on June 21, 2013, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$23.910	$19.500	$17.130	$18.220	$16.740

Income (Loss) From Operations
Net investment income(1)	$0.317	$0.267	$0.289	$0.259	$0.187
Net realized and unrealized gain (loss)	2.001	5.402	2.399	(1.076)	1.478

Total income (loss) from operations	$2.318	$5.669	$2.688	$(0.817)	$1.665

Less Distributions
From net investment income	$(0.320)	$(0.266)	$(0.318)	$(0.273)	$(0.185)
From net realized gain	(7.168)	(0.993)	—	—	—

Total distributions	$(7.488)	$(1.259)	$(0.318)	$(0.273)	$(0.185)

Net asset value — End of year	$18.740	$23.910	$19.500	$17.130	$18.220

Total Return(2)	10.96%	29.34%	15.77%	(4.48)%	10.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,486,142	$2,912,022	$3,327,753	$6,521,082	$9,185,081
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.01%	0.99%	0.99%	0.98%	0.98%
Net investment income	1.29%	1.20%	1.56%	1.45%	1.11%
Portfolio Turnover of the Portfolio	75%	49%	31%	41%	31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$23.920	$19.510	$17.130	$18.220	$16.740

Income (Loss) From Operations
Net investment income(1)	$0.132	$0.100	$0.156	$0.125	$0.061
Net realized and unrealized gain (loss)	1.999	5.401	2.400	(1.079)	1.477

Total income (loss) from operations	$2.131	$5.501	$2.556	$(0.954)	$1.538

Less Distributions
From net investment income	$(0.133)	$(0.098)	$(0.176)	$(0.136)	$(0.058)
From net realized gain	(7.168)	(0.993)	—	—	—

Total distributions	$(7.301)	$(1.091)	$(0.176)	$(0.136)	$(0.058)

Net asset value — End of year	$18.750	$23.920	$19.510	$17.130	$18.220

Total Return(2)	10.12%	28.37%	14.96%	(5.23)%	9.22%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$419,453	$454,829	$420,095	$497,372	$735,496
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.76%	1.74%	1.74%	1.73%	1.73%
Net investment income	0.54%	0.45%	0.83%	0.70%	0.36%
Portfolio Turnover of the Portfolio	75%	49%	31%	41%	31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$23.970	$19.550	$17.170	$18.270	$16.780

Income (Loss) From Operations
Net investment income(1)	$0.383	$0.326	$0.340	$0.305	$0.232
Net realized and unrealized gain (loss)	2.002	5.411	2.408	(1.086)	1.486

Total income (loss) from operations	$2.385	$5.737	$2.748	$(0.781)	$1.718

Less Distributions
From net investment income	$(0.387)	$(0.324)	$(0.368)	$(0.319)	$(0.228)
From net realized gain	(7.168)	(0.993)	—	—	—

Total distributions	$(7.555)	$(1.317)	$(0.368)	$(0.319)	$(0.228)

Net asset value — End of year	$18.800	$23.970	$19.550	$17.170	$18.270

Total Return(2)	11.22%	29.65%	16.10%	(4.27)%	10.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,969,601	$2,892,359	$3,186,538	$4,757,063	$6,947,018
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.76%	0.74%	0.74%	0.73%	0.73%
Net investment income	1.55%	1.46%	1.82%	1.70%	1.37%
Portfolio Turnover of the Portfolio	75%	49%	31%	41%	31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Financial Highlights — continued

	Class R
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$23.870	$19.470	$17.100	$18.190	$16.720

Income (Loss) From Operations
Net investment income(1)	$0.255	$0.212	$0.245	$0.216	$0.147
Net realized and unrealized gain (loss)	1.993	5.391	2.395	(1.078)	1.467

Total income (loss) from operations	$2.248	$5.603	$2.640	$(0.862)	$1.614

Less Distributions
From net investment income	$(0.260)	$(0.210)	$(0.270)	$(0.228)	$(0.144)
From net realized gain	(7.168)	(0.993)	—	—	—

Total distributions	$(7.428)	$(1.203)	$(0.270)	$(0.228)	$(0.144)

Net asset value — End of year	$18.690	$23.870	$19.470	$17.100	$18.190

Total Return(2)	10.71%	29.01%	15.51%	(4.73)%	9.73%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$151,329	$162,242	$181,565	$278,225	$359,681
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.26%	1.24%	1.24%	1.23%	1.23%
Net investment income	1.04%	0.95%	1.32%	1.21%	0.87%
Portfolio Turnover of the Portfolio	75%	49%	31%	41%	31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Financial Highlights — continued

	Class R6
	Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$25.890

Income (Loss) From Operations
Net investment income(2)	$0.194
Net realized and unrealized gain	0.089

Total income from operations	$0.283

Less Distributions
From net investment income	$(0.195)
From net realized gain	(7.168)

Total distributions	$(7.363)

Net asset value — End of period	$18.810

Total Return(3)	2.28	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.65	%(7)
Net investment income	1.54	%(7)
Portfolio Turnover of the Portfolio	75	%(8)

(1)	For the period from the commencement of operations, July 1, 2014, to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended December 31, 2014.

14	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and

15

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$120,236,906	$91,661,237
Long-term capital gains	$1,137,538,154	$274,744,347

During the year ended December 31, 2014, accumulated net realized gain was decreased by $691,659,902, accumulated undistributed net investment income was decreased by $5,165,687 and paid-in capital was increased by $696,825,589 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs), investments in partnerships and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$6,526,765
Undistributed long-term capital gains	$53,643,515
Net unrealized appreciation	$772,343,970

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and the tax treatment of short-term capital gains.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $82,824 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $62,193 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $5,741,015 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for

16

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $3,312,426 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2014, the Fund paid or accrued to EVD $390,502 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $1,104,142 and $390,502 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $300 and $10,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $43,845,469 and $2,954,413,828, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $113,123,522.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund began participating in the ReFlow liquidity program on October 31, 2014. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	7,788,910	16,431,697
Issued to shareholders electing to receive payments of distributions in Fund shares	23,015,837	6,385,285
Redemptions	(73,297,303)	(74,282,387)
Merger from Class B shares	—	2,362,729
Exchange from Class B shares	—	263,543

Net decrease	(42,492,556)	(48,839,133)

17

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

Class B		Year Ended December 31, 2013(1)

Sales		74,021
Issued to shareholders electing to receive payments of distributions in Fund shares		8,295
Redemptions		(288,848)
Merger to Class A shares		(2,360,541)
Exchange to Class A shares		(263,395)

Net decrease		(2,830,468)

	Year Ended December 31,
Class C	2014	2013

Sales	2,308,553	1,483,914
Issued to shareholders electing to receive payments of distributions in Fund shares	5,096,303	650,785
Redemptions	(4,046,664)	(4,649,757)

Net increase (decrease)	3,358,192	(2,515,058)

	Year Ended December 31,
Class I	2014	2013

Sales	43,337,615	36,090,679
Issued to shareholders electing to receive payments of distributions in Fund shares	28,313,444	5,883,849
Redemptions	(87,550,543)	(84,298,106)

Net decrease	(15,899,484)	(42,323,578)

	Year Ended December 31,
Class R	2014	2013

Sales	954,404	1,259,601
Issued to shareholders electing to receive payments of distributions in Fund shares	2,293,325	349,785
Redemptions	(1,949,469)	(4,136,384)

Net increase (decrease)	1,298,260	(2,526,998)

Class R6	Period Ended December 31, 2014(2)

Sales	38
Issued to shareholders electing to receive payments of distributions in Fund shares	16

Net increase	54

(1)	At the close of business on June 21, 2013, Class B shares were merged into Class A shares.

(2)	Class R6 commenced operations on July 1, 2014.

18

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

19

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $105,859,735 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 47.88% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $1,462,881,214 or, if subsequently determined to be different, the net capital gain of such year.

20

Large-Cap Value Portfolio

December 31, 2014

Portfolio of Investments

Common Stocks — 97.0%

Security	Shares	Value

Aerospace & Defense — 1.8%
Honeywell International, Inc.	390,085	$38,977,293
United Technologies Corp.	321,240	36,942,600

		$75,919,893

Air Freight & Logistics — 1.7%
C.H. Robinson Worldwide, Inc.(1)	956,894	$71,661,792

		$71,661,792

Banks — 13.7%
Bank of America Corp.	6,773,164	$121,171,904
Citigroup, Inc.	2,194,445	118,741,419
JPMorgan Chase & Co.	2,161,208	135,248,397
KeyCorp	4,091,635	56,873,726
PNC Financial Services Group, Inc. (The)	729,159	66,521,176
Wells Fargo & Co.	1,265,876	69,395,322

		$567,951,944

Capital Markets — 1.9%
Affiliated Managers Group, Inc.(2)	217,327	$46,125,482
Blackstone Group LP (The)	922,559	31,210,171

		$77,335,653

Chemicals — 2.8%
Monsanto Co.	464,173	$55,454,748
Syngenta AG ADR	966,665	62,098,560

		$117,553,308

Communications Equipment — 3.3%
QUALCOMM, Inc.	1,261,665	$93,779,559
Telefonaktiebolaget LM Ericsson, Class B	3,455,735	41,842,405

		$135,621,964

Consumer Finance — 1.1%
Discover Financial Services	706,319	$46,256,831

		$46,256,831

Diversified Telecommunication Services — 2.7%
Verizon Communications, Inc.	2,342,414	$109,578,127

		$109,578,127

Security	Shares	Value

Electric Utilities — 2.6%
NextEra Energy, Inc.(1)	1,020,925	$108,514,118

		$108,514,118

Energy Equipment & Services — 0.5%
Halliburton Co.	517,776	$20,364,130

		$20,364,130

Food & Staples Retailing — 4.2%
CVS Health Corp.	804,178	$77,450,383
Kroger Co. (The)	1,487,960	95,541,912

		$172,992,295

Health Care Equipment & Supplies — 2.6%
Covidien PLC	562,519	$57,534,443
Stryker Corp.(1)	511,842	48,282,056

		$105,816,499

Industrial Conglomerates — 1.6%
General Electric Co.	2,627,101	$66,386,842

		$66,386,842

Insurance — 5.6%
ACE, Ltd.(1)	777,498	$89,318,970
Aflac, Inc.	1,195,675	73,043,786
XL Group PLC	1,955,909	67,224,592

		$229,587,348

Internet Software & Services — 2.3%
Google, Inc., Class C(2)	178,373	$93,895,547

		$93,895,547

Life Sciences Tools & Services — 1.7%
Thermo Fisher Scientific, Inc.(1)	566,877	$71,024,019

		$71,024,019

Machinery — 2.2%
Caterpillar, Inc.(1)	790,715	$72,374,144
Trinity Industries, Inc.(1)	663,845	18,594,298

		$90,968,442

Media — 2.0%
CBS Corp., Class B	845,992	$46,817,197
Walt Disney Co. (The)	388,028	36,548,358

		$83,365,555

21	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Multi-Utilities — 3.6%
PG&E Corp.(1)	1,465,754	$78,036,743
Sempra Energy(1)	624,213	69,512,360

		$147,549,103

Oil, Gas & Consumable Fuels — 11.3%
Anadarko Petroleum Corp.	504,461	$41,618,033
Chevron Corp.(1)	707,158	79,328,984
Devon Energy Corp.	635,209	38,881,143
Exxon Mobil Corp.(1)	1,996,426	184,569,584
Occidental Petroleum Corp.(1)	935,927	75,445,075
Phillips 66	658,796	47,235,673

		$467,078,492

Paper & Forest Products — 1.1%
International Paper Co.	866,572	$46,430,928

		$46,430,928

Pharmaceuticals — 9.5%
Eli Lilly & Co.(1)	1,664,934	$114,863,796
Merck & Co., Inc.	2,314,863	131,461,070
Roche Holding AG PC	351,988	95,368,400
Teva Pharmaceutical Industries, Ltd. ADR	888,649	51,106,204

		$392,799,470

Real Estate Investment Trusts (REITs) — 5.1%
Equity Residential	1,048,662	$75,335,878
Public Storage, Inc.	359,953	66,537,312
Simon Property Group, Inc.	388,514	70,752,285

		$212,625,475

Road & Rail — 0.9%
CSX Corp.	1,001,107	$36,270,107

		$36,270,107

Software — 4.6%
Microsoft Corp.	2,364,042	$109,809,751
Oracle Corp.	1,795,531	80,745,029

		$190,554,780

Specialty Retail — 3.0%
Home Depot, Inc. (The)	774,269	$81,275,017
TJX Cos., Inc. (The)	647,643	44,415,357

		$125,690,374

Security	Shares	Value

Tobacco — 3.6%
Altria Group, Inc.	1,540,545	$75,902,652
Reynolds American, Inc.(1)	1,111,539	71,438,612

		$147,341,264

Total Common Stocks (identified cost $3,222,700,372)		$4,011,134,300

Short-Term Investments — 1.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 0.07%(3)(4)	$35,740	$35,740,273
Eaton Vance Cash Reserves Fund, LLC, 0.14%(4)	21,642	21,641,595

Total Short-Term Investments (identified cost $57,381,868)		$57,381,868

Total Investments — 98.4% (identified cost $3,280,082,240)		$4,068,516,168

Other Assets, Less Liabilities — 1.6%		$64,396,673

Net Assets — 100.0%		$4,132,912,841

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	All or a portion of this security was on loan at December 31, 2014.

(2)	Non-income producing security.

(3)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2014. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

22	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value including $34,695,277 of securities on loan (identified cost, $3,222,700,372)	$4,011,134,300
Affiliated investments, at value (identified cost, $57,381,868)	57,381,868
Cash	266,716
Foreign currency, at value (identified cost, $1,897,315)	1,896,265
Dividends receivable	7,074,225
Interest receivable from affiliated investment	8,397
Receivable for investments sold	86,536,090
Securities lending income receivable	29,833
Tax reclaims receivable	6,676,196
Total assets	$4,171,003,890

Liabilities
Collateral for securities loaned	$35,740,273
Payable to affiliates:
Investment adviser fee	2,178,217
Trustees’ fees	17,000
Accrued expenses	155,559
Total liabilities	$38,091,049
Net Assets applicable to investors’ interest in Portfolio	$4,132,912,841

Sources of Net Assets
Investors’ capital	$3,344,506,525
Net unrealized appreciation	788,406,316
Total	$4,132,912,841

23	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $1,162,018)	$121,019,557
Securities lending income, net	231,028
Interest allocated from affiliated investment	121,632
Expenses allocated from affiliated investment	(16,071)
Total investment income	$121,356,146

Expenses
Investment adviser fee	$32,221,956
Trustees’ fees and expenses	68,000
Custodian fee	876,385
Legal and accounting services	116,659
Miscellaneous	154,924
Total expenses	$33,437,924
Deduct —
Reduction of custodian fee	$70
Total expense reductions	$70

Net expenses	$33,437,854

Net investment income	$87,918,292

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,653,862,138 (1)
Investment transactions allocated from affiliated investments	1,075
Foreign currency transactions	(189,218)
Net realized gain	$1,653,673,995
Change in unrealized appreciation (depreciation) —
Investments	$(1,180,763,839)
Foreign currency	(1,088,965)
Net change in unrealized appreciation (depreciation)	$(1,181,852,804)

Net realized and unrealized gain	$471,821,191

Net increase in net assets from operations	$559,739,483

(1)	Includes $44,078,317 of net realized gains from redemptions in-kind.

24	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$87,918,292	$114,975,433
Net realized gain from investment and foreign currency transactions	1,653,673,995 (1)	1,420,808,535
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,181,852,804)	358,551,534
Net increase in net assets from operations	$559,739,483	$1,894,335,502
Capital transactions —
Contributions	$44,715,138	$144,501,823
Withdrawals	(2,965,887,259)	(2,759,310,194)
Net decrease in net assets from capital transactions	$(2,921,172,121)	$(2,614,808,371)

Net decrease in net assets	$(2,361,432,638)	$(720,472,869)

Net Assets
At beginning of year	$6,494,345,479	$7,214,818,348
At end of year	$4,132,912,841	$6,494,345,479

(1)	Includes $44,078,317 of net realized gains from redemptions in-kind.

25	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.63%	0.62%	0.61%	0.60%	0.59%
Net investment income	1.66%	1.57%	1.93%	1.84%	1.50%
Portfolio Turnover	75%	49%	31%	41%	31%

Total Return	11.38%	29.81%	16.20%	(4.11)%	10.48%

Net assets, end of year (000’s omitted)	$4,132,913	$6,494,345	$7,214,818	$12,227,704	$17,265,277

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

26	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Large-Cap Value Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

27

Large-Cap Value Portfolio

December 31, 2014

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.60% on net assets of $2 billion but less than $5 billion, 0.575% on net assets of $5 billion but less than $10 billion, 0.555% on net assets of $10 billion but less than $15 billion, 0.54% on net assets of $15 billion but less than $20 billion and at reduced rates on daily net assets of $20 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2014, the Portfolio’s investment adviser fee amounted to $32,221,956 or 0.61% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,895,784,241 and $6,800,765,040, respectively, for the year ended December 31, 2014. Included in sales is $113,123,522 representing the value of securities delivered in payment of redemptions in-kind.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,290,694,231

Gross unrealized appreciation	$810,265,959
Gross unrealized depreciation	(32,444,022)

Net unrealized appreciation	$777,821,937

28

Large-Cap Value Portfolio

December 31, 2014

Notes to Financial Statements — continued

The net unrealized depreciation on foreign currency transactions at December 31, 2014 on a federal income tax basis was $27,612.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2014 amounted to $16,499.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At December 31, 2014, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $34,695,277 and $35,740,273, respectively. The carrying amount of the liability for collateral for securities loaned at December 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 7) at December 31, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Large-Cap Value Portfolio

December 31, 2014

Notes to Financial Statements — continued

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$209,055,929	$—		$—	$209,055,929
Consumer Staples	320,333,559	—		—	320,333,559
Energy	487,442,622	—		—	487,442,622
Financials	1,133,757,251	—		—	1,133,757,251
Health Care	474,271,588	95,368,400		—	569,639,988
Industrials	341,207,076	—		—	341,207,076
Information Technology	378,229,886	41,842,405		—	420,072,291
Materials	163,984,236	—		—	163,984,236
Telecommunication Services	109,578,127	—		—	109,578,127
Utilities	256,063,221	—		—	256,063,221

Total Common Stocks	$3,873,923,495	$137,210,805	*	$—	$4,011,134,300

Short-Term Investments	$—	$57,381,868		$—	$57,381,868

Total Investments	$3,873,923,495	$194,592,673		$—	$4,068,516,168

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Large-Cap Value Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

31

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

33

Eaton Vance

Large-Cap Value Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Large-Cap Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

173 12.31.14

Eaton Vance

Real Estate Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Real Estate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Management and Organization	21

Important Notices	23

Eaton Vance

Real Estate Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Real Estate Fund (the Fund) had a total return of 31.19% for Class A shares at net asset value, underperforming the Fund’s primary benchmark, the Dow Jones U.S. Select Real Estate Securities Index (the Index), which returned 31.85% for the same period.

The Fund’s underperformance versus the Index was primarily due to sector allocation. Stock selection overall contributed positively to the Fund’s performance versus the Index. In general, real estate investment trusts (REITs) performed strongly for the 12-month period, as falling interest rates made their dividend yields attractive to many investors. Solid real estate market fundamentals also helped boost REITs performance. All 10 industry groups represented in the Fund had positive returns for the period, while the Index had positive returns in all nine of its industry groups.

Stock selection in the diversified/specialty industry hurt the Fund’s performance relative to the Index. In particular, forest products company Plum Creek Timber Co., Inc. was the Fund’s poorest-performing individual stock for the 12-month period, as weak demand for newly-built single-family housing constrained the company’s financial results. PS Business Parks, Inc., also part of the diversified/specialty industry, was the Fund’s second-largest individual performance detractor versus the Index for the period.

On the positive side, the office industry contributed to the Fund’s performance versus the Index, due to both stock selection and an underweight position. In particular, lack of exposure to two lagging office REITs — Columbia Property Trust, Inc. and Mack-Cali Realty Co. — aided Fund performance versus the Index. In both the office segment and the regional mall industry, the Fund benefited from management’s emphasis on high in quality stocks. The Fund’s overweight in the multifamily industry contributed to the Fund’s performance relative to the Index. Overweights in two apartment REITs — AvalonBay Communities, Inc. and Equity Residential — added to the Fund’s performance versus the Index. The hotel industry further contributed to performance versus the Index, due primarily to stock selection. The Fund’s best-performing individual stock for the 12-month period was hotel operator Marriott International, Inc., which reported better-than-expected results. Stock selection in the health care segment also contributed to the Fund’s performance relative to the Index. Lack of exposure to Senior Housing Properties Trust, an owner of assisted living communities, nursing homes and other health care facilities, also contributed to the Fund’s performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Real Estate Fund

December 31, 2014

Performance2,3

Portfolio Manager J. Scott Craig

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/09/2010	04/28/2006	31.19%	16.31%	7.32%
Class A with 5.75% Maximum Sales Charge	—	—	23.62	14.94	6.59
Class I at NAV	04/28/2006	04/28/2006	31.40	16.55	7.45
Dow Jones U.S. Select Real Estate Securities Index	—	—	31.85%	16.94%	6.35%
S&P 500 Index	—	—	13.69	15.45	7.61

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.52%	1.27%
Net				1.25	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	04/28/2006	$466,399	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Real Estate Fund

December 31, 2014

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Simon Property Group, Inc.	11.5%
Equity Residential	6.2
AvalonBay Communities, Inc.	5.9
Public Storage, Inc.	5.8
Boston Properties, Inc.	5.4
Vornado Realty Trust	4.1
Federal Realty Investment Trust	3.1
Health Care REIT, Inc.	2.9
Ventas, Inc.	2.8
ProLogis, Inc.	2.4
Total	50.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Real Estate Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Dow Jones U.S. Select Real Estate Securities Index is an unmanaged index of publicly traded real estate securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class A is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Real Estate Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,113.80	$6.66	**	1.25%
Class I	$1,000.00	$1,115.10	$5.33	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**	1.25%
Class I	$1,000.00	$1,020.20	$5.09	**	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Real Estate Fund

December 31, 2014

Portfolio of Investments

Common Stocks — 95.8%

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.1%
Hilton Worldwide Holdings, Inc.(1)	15,600	$407,004
Marriott International, Inc., Class A	3,500	273,105

		$680,109

Other — 1.1%
CBRE Group, Inc., Class A(1)	5,300	$181,525
Jones Lang LaSalle, Inc.	1,300	194,909

		$376,434

Real Estate Investment Trusts — 92.6%

Security	Shares	Value

Diversified, Specialty & Other — 9.3%
CoreSite Realty Corp.	10,100	$394,405
National Retail Properties, Inc.	12,400	488,188
PS Business Parks, Inc.	8,100	644,274
Rayonier, Inc.	8,000	223,520
Vornado Realty Trust	11,500	1,353,665

		$3,104,052

Health Care — 7.7%
HCP, Inc.	15,300	$673,659
Health Care REIT, Inc.	12,600	953,442
Ventas, Inc.	13,200	946,440

		$2,573,541

Hotels & Resorts — 4.2%
Host Hotels & Resorts, Inc.	32,900	$782,033
LaSalle Hotel Properties	7,500	303,525
Sunstone Hotel Investors, Inc.	19,200	316,992

		$1,402,550

Industrial — 5.8%
DCT Industrial Trust, Inc.	9,275	$330,747
EastGroup Properties, Inc.	5,500	348,260
First Industrial Realty Trust, Inc.	13,600	279,616
ProLogis, Inc.	18,700	804,661
Terreno Realty Corp.	8,000	165,040

		$1,928,324

Security	Shares	Value

Malls and Factory Outlets — 16.5%
General Growth Properties, Inc.	27,200	$765,136
Simon Property Group, Inc.	21,000	3,824,310
Tanger Factory Outlet Centers	11,800	436,128
Taubman Centers, Inc.	6,300	481,446

		$5,507,020

Multifamily — 21.4%
American Campus Communities, Inc.	15,600	$645,216
AvalonBay Communities, Inc.	12,000	1,960,680
Camden Property Trust	6,700	494,728
Equity Residential	28,900	2,076,176
Essex Property Trust, Inc.	3,800	785,080
Mid-America Apartment Communities, Inc.	7,400	552,632
Post Properties, Inc.	10,200	599,454

		$7,113,966

Office — 10.7%
Boston Properties, Inc.	13,900	$1,788,791
Douglas Emmett, Inc.	18,700	531,080
Highwoods Properties, Inc.	10,100	447,228
Kilroy Realty Corp.	4,100	283,187
Paramount Group, Inc.(1)	28,400	527,956

		$3,578,242

Self Storage — 7.7%
CubeSmart	15,900	$350,913
Extra Space Storage, Inc.	4,600	269,744
Public Storage, Inc.	10,500	1,940,925

		$2,561,582

Strip Centers — 9.3%
Acadia Realty Trust	12,600	$403,578
DDR Corp.	13,800	253,368
Federal Realty Investment Trust	7,700	1,027,642
Kimco Realty Corp.	18,300	460,062
Regency Centers Corp.	8,300	529,374
Retail Opportunity Investments Corp.	13,700	230,023
Urstadt Biddle Properties, Inc.	8,100	177,228

		$3,081,275

Total Real Estate Investment Trusts		$30,850,552

Total Common Stocks (identified cost $23,490,575)		$31,907,095

7	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2014

Portfolio of Investments — continued

Short-Term Investments — 3.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$1,270	$1,269,508

Total Short-Term Investments (identified cost $1,269,508)		$1,269,508

Total Investments — 99.6% (identified cost $24,760,083)		$33,176,603

Other Assets, Less Liabilities — 0.4%		$142,276

Net Assets — 100.0%		$33,318,879

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

8	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $23,490,575)	$31,907,095
Affiliated investment, at value (identified cost, $1,269,508)	1,269,508
Dividends receivable	175,784
Interest receivable from affiliated investment	131
Receivable for Fund shares sold	32,933
Receivable from affiliate	10,790
Total assets	$33,396,241

Liabilities
Payable for Fund shares redeemed	$4,019
Payable to affiliates:
Investment adviser fee	17,836
Administration fee	4,116
Distribution and service fees	2,343
Trustees’ fees	483
Accrued expenses	48,565
Total liabilities	$77,362
Net Assets	$33,318,879

Sources of Net Assets
Paid-in capital	$24,005,096
Accumulated net realized gain	897,263
Net unrealized appreciation	8,416,520
Total	$33,318,879

Class A Shares
Net Assets	$11,203,978
Shares Outstanding	798,658
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.03
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.89

Class I Shares
Net Assets	$22,114,901
Shares Outstanding	1,575,814
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.03

On sales of $50,000 or more, the offering price of Class A shares is reduced.

9	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends	$754,625
Interest allocated from affiliated investment	1,093
Expenses allocated from affiliated investment	(138)
Total investment income	$755,580

Expenses
Investment adviser fee	$199,668
Administration fee	46,077
Distribution and service fees
Class A	22,657
Trustees’ fees and expenses	1,791
Custodian fee	32,626
Transfer and dividend disbursing agent fees	20,471
Legal and accounting services	38,405
Printing and postage	15,453
Registration fees	33,880
Miscellaneous	9,982
Total expenses	$421,010
Deduct —
Allocation of expenses to affiliate	$91,132
Reduction of custodian fee	3
Total expense reductions	$91,135

Net expenses	$329,875

Net investment income	$425,705

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,654,593
Investment transactions allocated from affiliated investment	10
Capital gain distributions received	278,354
Net realized gain	$1,932,957
Change in unrealized appreciation (depreciation) —
Investments	$5,870,721
Net change in unrealized appreciation (depreciation)	$5,870,721

Net realized and unrealized gain	$7,803,678

Net increase in net assets from operations	$8,229,383

10	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$425,705	$400,652
Net realized gain from investment transactions and capital gain distributions received	1,932,957	593,037
Net change in unrealized appreciation (depreciation) from investments	5,870,721	(918,617)
Net increase in net assets from operations	$8,229,383	$75,072
Distributions to shareholders —
From net investment income
Class A	$(191,800)	$(93,407)
Class I	(486,473)	(307,237)
From net realized gain
Class A	(165,532)	(101,539)
Class I	(329,698)	(260,528)
Total distributions to shareholders	$(1,173,503)	$(762,711)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,262,199	$3,771,632
Class I	4,800,598	5,938,616
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	351,778	194,807
Class I	770,004	525,346
Cost of shares redeemed
Class A	(1,876,153)	(5,023,303)
Class I	(7,437,904)	(9,746,377)
Net decrease in net assets from Fund share transactions	$(129,478)	$(4,339,279)

Net increase (decrease) in net assets	$6,926,402	$(5,026,918)

Net Assets
At beginning of year	$26,392,477	$31,419,395
At end of year	$33,318,879	$26,392,477

11	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,				Period Ended December 31, 2010(1)
	2014	2013	2012	2011
Net asset value — Beginning of period	$11.090	$11.300	$9.960	$9.280	$7.860

Income (Loss) From Operations
Net investment income(2)	$0.165	$0.123	$0.121	$0.095	$0.069
Net realized and unrealized gain (loss)	3.253	(0.072)	1.423	0.750	1.494

Total income from operations	$3.418	$0.051	$1.544	$0.845	$1.563

Less Distributions
From net investment income	$(0.264)	$(0.117)	$(0.131)	$(0.091)	$(0.073)
From net realized gain	(0.214)	(0.144)	(0.073)	—	—
Tax return of capital	—	—	—	(0.074)	(0.070)

Total distributions	$(0.478)	$(0.261)	$(0.204)	$(0.165)	$(0.143)

Net asset value — End of period	$14.030	$11.090	$11.300	$9.960	$9.280

Total Return(3)	31.19%	0.41%	15.54%	9.15%	20.00	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,204	$7,438	$8,692	$4,550	$608
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.25%	1.25%	1.29%	1.40%	1.40	%(6)
Net investment income	1.29%	1.05%	1.10%	0.98%	1.36	%(6)
Portfolio Turnover	31%	22%	33%	22%	34	%(7)

(1)	For the period from the commencement of operations, June 9, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The administrator subsidized certain operating expenses (equal to 0.30%, 0.27%, 0.24%, 1.28% and 4.54% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2011, and the period ended December 31, 2010, respectively). Absent this subsidy, total return would be lower.

(6)	Annualized.

(7)	For the year ended December 31, 2010.

12	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$11.100	$11.300	$9.960	$9.270	$7.360

Income (Loss) From Operations
Net investment income(1)	$0.182	$0.151	$0.149	$0.102	$0.094
Net realized and unrealized gain (loss)	3.258	(0.060)	1.421	0.774	1.967

Total income from operations	$3.440	$0.091	$1.570	$0.876	$2.061

Less Distributions
From net investment income	$(0.296)	$(0.147)	$(0.157)	$(0.102)	$(0.077)
From net realized gain	(0.214)	(0.144)	(0.073)	—	—
Tax return of capital	—	—	—	(0.084)	(0.074)

Total distributions	$(0.510)	$(0.291)	$(0.230)	$(0.186)	$(0.151)

Net asset value — End of year	$14.030	$11.100	$11.300	$9.960	$9.270

Total Return(2)	31.40%	0.76%	15.81%	9.50%	28.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,115	$18,955	$22,728	$5,498	$3,604
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.00%	1.00%	1.04%	1.15%	1.15%
Net investment income	1.43%	1.29%	1.35%	1.05%	1.10%
Portfolio Turnover	31%	22%	33%	22%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator subsidized certain operating expenses (equal to 0.30%, 0.27%, 0.24%, 1.28% and 4.54% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

14

Eaton Vance

Real Estate Fund

December 31, 2014

Notes to Financial Statements — continued

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least quarterly distributions of substantially all of the distributions it receives from its REIT investments, less expenses, as well as income from other investments. Such distributions may be comprised of income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made at least annually. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$678,273	$400,644
Long-term capital gains	$495,230	$362,067

During the year ended December 31, 2014, accumulated net realized gain was decreased by $532,716, accumulated distributions in excess of net investment income was decreased by $252,568 and paid-in capital was increased by $280,148 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for investments in partnerships and dividend redesignations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$10,096
Undistributed long-term capital gains	$978,000
Net unrealized appreciation	$8,325,687

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and the tax treatment of short-term capital gains.

15

Eaton Vance

Real Estate Fund

December 31, 2014

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$24,850,916

Gross unrealized appreciation	$8,325,687
Gross unrealized depreciation	—

Net unrealized appreciation	$8,325,687

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2014, the Fund’s investment adviser fee amounted to $199,668. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2014, the administration fee amounted to $46,077. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25% and 1.00% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2015. Pursuant to this agreement, EVM was allocated $91,132 of the Fund’s operating expenses for the year ended December 31, 2014. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $1,375 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,059 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $22,657 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $250 of CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $9,169,781 and $10,614,859, respectively, for the year ended December 31, 2014.

16

Eaton Vance

Real Estate Fund

December 31, 2014

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	252,065	319,907
Issued to shareholders electing to receive payments of distributions in Fund shares	26,818	17,100
Redemptions	(150,735)	(435,713)

Net increase (decrease)	128,148	(98,706)

	Year Ended December 31,
Class I	2014	2013

Sales	366,982	505,762
Issued to shareholders electing to receive payments of distributions in Fund shares	59,121	46,023
Redemptions	(558,415)	(854,366)

Net decrease	(132,312)	(302,581)

At December 31, 2014, EVM owned 21.8% of the value of the outstanding shares of the Fund.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

9  Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investments. There are certain additional risks involved in investing in real estate related investments. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and credit worthiness of the issuer.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

Eaton Vance

Real Estate Fund

December 31, 2014

Notes to Financial Statements — continued

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$31,907,095	*	$—	$—	$31,907,095
Short-Term Investments	—		1,269,508	—	1,269,508

Total Investments	$31,907,095		$1,269,508	$—	$33,176,603

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

18

Eaton Vance

Real Estate Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2015

19

Eaton Vance

Real Estate Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in March 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $26,815, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 1.03% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $1,626,832 or, if subsequently determined to be different, the net capital gain of such year.

20

Eaton Vance

Real Estate Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

21

Eaton Vance

Real Estate Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

23

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2685    12.31.14

Eaton Vance

Small-Cap Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Eaton Vance

Small-Cap Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Small-Cap Fund (the Fund) had a total return of 3.77% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 2000 Index (the Index), which returned 4.89% for the same period.

The Fund underperformed the Index due to stock selection. Sector allocation overall made a positive contribution to the Fund’s performance versus the Index. Of the 10 economic sectors represented in the Index, six had positive returns for the 12-month period. The Fund recorded positive returns in seven of the nine sectors in which it was invested.

Health care was the Fund’s weakest-performing sector versus the Index, largely due to stock selection. In particular, the Fund’s lack of holdings in the outperforming biotechnology industry detracted from Fund performance relative to the Index. Stock selection in the health care equipment & supplies industry was also a drag on the Fund’s relative performance. Within that industry, medical device company Analogic Corp.6 and medical laser manufacturer Cynosure, Inc., Class A6 were among the Fund’s worst-performing individual stocks. The industrials sector also hurt Fund performance versus the Index, particularly the Fund’s holdings in the commercial services & supplies industry and the transportation infrastructure industry. In the latter industry, airline supply-chain management contractor Wesco Aircraft Holdings, Inc.6 was among the Fund’s poorest-performing stocks after an acquisition led to integration issues. An underweight in the outperforming utilities sector also hampered the Fund’s performance relative to the Index. Overall, the Fund’s weakest-performing stock for the period was Seventy Seven Energy, Inc.6, an oilfield services company that was negatively impacted by falling oil prices.

On the positive side, energy was the Fund’s top-performing sector versus the Index thanks to an underweight position implemented in the final quarter of the period. At the individual stock level, Kodiak Oil & Gas Corp.6 was one of the Fund’s best performers due to its acquisition by another company. The consumer discretionary sector also contributed to the Fund’s performance versus the Index, due to both stock selection and an underweight in the lagging sector. Pest-control provider ServiceMaster Global Holdings, Inc., part of the diversified consumer services industry, was among the Fund’s leading individual stocks, as were specialty retailer Restoration Hardware Holdings, Inc. and apparel chain Burlington Stores, Inc. Stock selection in the materials sector further aided Fund performance versus the Index, especially the Fund’s holdings in the chemicals and metals & mining industries. Overall, the Fund’s top-performing stock for the 12-month period was rental car company Avis Budget Group, Inc.6, which benefited from industry consolidation.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Small-Cap Fund

December 31, 2014

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA (lead portfolio manager), Michael D. McLean, CFA and J. Griffith Noble, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/02/1997	01/02/1997	3.77%	13.04%	8.83%
Class A with 5.75% Maximum Sales Charge	—	—	–2.20	11.72	8.18
Class B at NAV	05/07/2002	01/02/1997	3.02	12.19	8.02
Class B with 5% Maximum Sales Charge	—	—	–1.16	11.94	8.02
Class C at NAV	05/03/2002	01/02/1997	3.02	12.19	8.02
Class C with 1% Maximum Sales Charge	—	—	2.19	12.19	8.02
Class I at NAV	09/02/2008	01/02/1997	3.99	13.30	9.30
Class R at NAV	08/03/2009	01/02/1997	3.54	12.75	8.68
Russell 2000 Index	—	—	4.89%	15.54%	7.76%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.36%	2.11%	2.11%	1.12%	1.61%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2004	$21,635	N.A.
Class C	$10,000	12/31/2004	$21,635	N.A.
Class I	$250,000	12/31/2004	$608,586	N.A.
Class R	$10,000	12/31/2004	$22,995	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Small-Cap Fund

December 31, 2014

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

RF Micro Devices, Inc.	3.0%
Cypress Semiconductor Corp.	2.5
Church & Dwight Co., Inc.	2.5
FEI Co.	2.5
Balchem Corp.	2.4
Verint Systems, Inc.	2.4
ICU Medical, Inc.	2.3
Lazard, Ltd., Class A	2.3
Euronet Worldwide, Inc.	2.3
Mentor Graphics Corp.	2.3
Total	24.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.
[6]	The stock was sold during the period.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective January 29, 2015, the Fund is managed by Nancy B. Tooke, CFA (lead portfolio manager), Michael D. McLean, CFA and J. Griffith Noble, CFA.

5

Eaton Vance

Small-Cap Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$998.40	$7.05	1.40%
Class B	$1,000.00	$995.00	$10.81	2.15%
Class C	$1,000.00	$994.90	$10.81	2.15%
Class I	$1,000.00	$999.50	$5.70	1.13%
Class R	$1,000.00	$997.30	$8.21	1.63%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	1.40%
Class B	$1,000.00	$1,014.40	$10.92	2.15%
Class C	$1,000.00	$1,014.40	$10.92	2.15%
Class I	$1,000.00	$1,019.50	$5.75	1.13%
Class R	$1,000.00	$1,017.00	$8.29	1.63%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

6

Eaton Vance

Small-Cap Fund

December 31, 2014

Portfolio of Investments

Common Stocks — 97.7%

Security	Shares	Value

Auto Components — 1.8%
Dana Holding Corp.	98,420	$2,139,651

		$2,139,651

Banks — 6.6%
PacWest Bancorp	53,430	$2,428,928
Signature Bank(1)	17,200	2,166,512
South State Corp.	20,000	1,341,600
Texas Capital Bancshares, Inc.(1)	33,220	1,804,842

		$7,741,882

Building Products — 1.0%
Armstrong World Industries, Inc.(1)	24,000	$1,226,880

		$1,226,880

Capital Markets — 4.3%
Cohen & Steers, Inc.	55,000	$2,314,400
Lazard, Ltd., Class A	54,000	2,701,620

		$5,016,020

Chemicals — 4.2%
Balchem Corp.	43,120	$2,873,517
Cytec Industries, Inc.	44,850	2,070,724

		$4,944,241

Commercial Services & Supplies — 5.2%
Interface, Inc.	113,500	$1,869,345
Multi-Color Corp.	38,000	2,105,960
Team, Inc.(1)	52,560	2,126,578

		$6,101,883

Diversified Consumer Services — 1.8%
ServiceMaster Global Holdings, Inc.(1)	79,250	$2,121,522

		$2,121,522

Electrical Equipment — 2.1%
Generac Holdings, Inc.(1)	53,260	$2,490,438

		$2,490,438

Electronic Equipment, Instruments & Components — 7.2%
Belden, Inc.	22,210	$1,750,370
FEI Co.	32,610	2,946,314

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Methode Electronics, Inc.	62,500	$2,281,875
National Instruments Corp.	47,000	1,461,230

		$8,439,789

Food & Staples Retailing — 1.0%
United Natural Foods, Inc.(1)	16,000	$1,237,200

		$1,237,200

Food Products — 2.1%
Pinnacle Foods, Inc.	68,890	$2,431,817

		$2,431,817

Health Care Equipment & Supplies — 7.9%
Hill-Rom Holdings, Inc.	58,300	$2,659,646
ICU Medical, Inc.(1)	33,590	2,751,021
West Pharmaceutical Services, Inc.	47,130	2,509,201
Wright Medical Group, Inc.(1)	51,700	1,389,179

		$9,309,047

Health Care Providers & Services — 3.3%
Amsurg Corp.(1)	48,215	$2,638,807
Team Health Holdings, Inc.(1)	22,000	1,265,660

		$3,904,467

Hotels, Restaurants & Leisure — 1.3%
Krispy Kreme Doughnuts, Inc.(1)	75,000	$1,480,500

		$1,480,500

Household Products — 2.5%
Church & Dwight Co., Inc.	37,410	$2,948,282

		$2,948,282

Independent Power and Renewable Electricity Producers — 1.4%
NextEra Energy Partners LP	50,254	$1,696,072

		$1,696,072

Insurance — 6.9%
Endurance Specialty Holdings, Ltd.	31,000	$1,855,040
HCC Insurance Holdings, Inc.	43,100	2,306,712
Horace Mann Educators Corp.	57,470	1,906,855
Stewart Information Services Corp.	56,610	2,096,834

		$8,165,441

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 5.9%
Cardtronics, Inc.(1)	55,500	$2,141,190
Euronet Worldwide, Inc.(1)	48,800	2,679,120
WEX, Inc.(1)	22,050	2,181,186

		$7,001,496

Machinery — 1.5%
RBC Bearings, Inc.	28,000	$1,806,840

		$1,806,840

Marine — 1.0%
Kirby Corp.(1)	14,500	$1,170,730

		$1,170,730

Metals & Mining — 1.5%
Compass Minerals International, Inc.	20,360	$1,767,859

		$1,767,859

Multiline Retail — 4.2%
Big Lots, Inc.	43,980	$1,760,080
Burlington Stores, Inc.(1)	20,000	945,200
Tuesday Morning Corp.(1)	104,500	2,267,650

		$4,972,930

Oil, Gas & Consumable Fuels — 3.2%
Diamondback Energy, Inc.(1)	14,710	$879,364
Gulfport Energy Corp.(1)	20,630	861,096
PDC Energy, Inc.(1)	49,370	2,037,500

		$3,777,960

Paper & Forest Products — 1.5%
KapStone Paper & Packaging Corp.	58,520	$1,715,221

		$1,715,221

Real Estate Investment Trusts (REITs) — 4.8%
PS Business Parks, Inc.	25,829	$2,054,439
Sovran Self Storage, Inc.	20,210	1,762,716
Terreno Realty Corp.	87,410	1,803,268

		$5,620,423

Semiconductors & Semiconductor Equipment — 6.9%
Cypress Semiconductor Corp.(1)	208,070	$2,971,239
RF Micro Devices, Inc.(1)	212,320	3,522,389

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Teradyne, Inc.	80,000	$1,583,200

		$8,076,828

Software — 5.8%
Mentor Graphics Corp.	122,000	$2,674,240
Verint Systems, Inc.(1)	48,270	2,813,176
Workiva, Inc.(1)	96,720	1,296,048

		$6,783,464

Specialty Retail — 0.8%
Restoration Hardware Holding, Inc.(1)	10,500	$1,008,105

		$1,008,105

Total Common Stocks (identified cost $82,588,774)		$115,096,988

Short-Term Investments — 2.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$2,838	$2,838,338

Total Short-Term Investments (identified cost $2,838,338)		$2,838,338

Total Investments — 100.1% (identified cost $85,427,112)		$117,935,326

Other Assets, Less Liabilities — (0.1)%		$(136,721)

Net Assets — 100.0%		$117,798,605

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $82,588,774)	$115,096,988
Affiliated investment, at value (identified cost, $2,838,338)	2,838,338
Dividends receivable	90,665
Interest receivable from affiliated investment	665
Receivable for Fund shares sold	65,874
Total assets	$118,092,530

Liabilities
Payable for Fund shares redeemed	$87,170
Payable to affiliates:
Investment adviser fee	77,660
Administration fee	15,532
Distribution and service fees	17,901
Trustees’ fees	2,533
Accrued expenses	93,129
Total liabilities	$293,925
Net Assets	$117,798,605

Sources of Net Assets
Paid-in capital	$76,722,542
Accumulated net realized gain	8,566,291
Accumulated undistributed net investment income	1,558
Net unrealized appreciation	32,508,214
Net Assets	$117,798,605

Class A Shares
Net Assets	$29,536,446
Shares Outstanding	1,928,338
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.32
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.25

Class B Shares
Net Assets	$2,563,342
Shares Outstanding	174,893
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.66

Class C Shares
Net Assets	$10,883,313
Shares Outstanding	775,411
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.04

Class I Shares
Net Assets	$74,510,220
Shares Outstanding	4,602,289
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.19

Class R Shares
Net Assets	$305,284
Shares Outstanding	20,286
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.05

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends	$1,805,000
Interest allocated from affiliated investment	11,258
Expenses allocated from affiliated investment	(1,463)
Total investment income	$1,814,795

Expenses
Investment adviser fee	$1,481,672
Administration fee	296,334
Distribution and service fees
Class A	81,093
Class B	32,359
Class C	118,993
Class R	1,199
Trustees’ fees and expenses	10,620
Custodian fee	69,872
Transfer and dividend disbursing agent fees	196,341
Legal and accounting services	49,705
Printing and postage	23,808
Registration fees	75,553
Miscellaneous	21,562
Total expenses	$2,459,111
Deduct —
Reduction of custodian fee	$2
Total expense reductions	$2

Net expenses	$2,459,109

Net investment loss	$(644,314)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$42,238,461
Investment transactions allocated from affiliated investment	106
Disposal of investments in violation of restrictions and net increase from payment by affiliate	0
Net realized gain	$42,238,567
Change in unrealized appreciation (depreciation) —
Investments	$(35,951,677)
Net change in unrealized appreciation (depreciation)	$(35,951,677)

Net realized and unrealized gain	$6,286,890

Net increase in net assets from operations	$5,642,576

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(644,314)	$(692,075)
Net realized gain from investment transactions and disposal of investments in violation of restrictions and net increase from payment by affiliate	42,238,567	23,767,224
Net change in unrealized appreciation (depreciation) from investments	(35,951,677)	37,878,843
Net increase in net assets from operations	$5,642,576	$60,953,992
Distributions to shareholders —
From net investment income
Class A	$—	$(16,671)
Class B	—	(1,773)
Class C	—	(6,329)
Class I	—	(70,106)
Class R	—	(40)
From net realized gain
Class A	(5,240,237)	(2,124,723)
Class B	(502,389)	(224,408)
Class C	(2,077,738)	(823,946)
Class I	(12,577,303)	(9,193,420)
Class R	(58,742)	(11,645)
Total distributions to shareholders	$(20,456,409)	$(12,473,061)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,126,921	$5,027,538
Class B	121,910	186,731
Class C	1,310,011	2,936,479
Class I	25,393,243	20,853,738
Class R	177,777	111,810
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,982,048	1,999,766
Class B	411,718	183,455
Class C	1,709,103	668,228
Class I	11,020,734	8,082,047
Class R	58,742	11,575
Cost of shares redeemed
Class A	(12,901,148)	(10,672,271)
Class B	(975,251)	(440,826)
Class C	(4,154,225)	(3,700,626)
Class I	(124,672,769)	(25,804,476)
Class R	(86,535)	(1,745)
Net asset value of shares exchanged
Class A	387,377	354,364
Class B	(387,377)	(354,364)
Net decrease in net assets from Fund share transactions	$(93,477,721)	$(558,577)

Net increase (decrease) in net assets	$(108,291,554)	$47,922,354

Net Assets
At beginning of year	$226,090,159	$178,167,805
At end of year	$117,798,605	$226,090,159

Accumulated undistributed net investment income included in net assets
At end of year	$1,558	$—

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014		2013	2012		2011	2010
Net asset value — Beginning of year	$18.040		$14.170	$13.550		$14.390	$11.520

Income (Loss) From Operations
Net investment loss(1)	$(0.078)		$(0.084)	$(0.008)		$(0.124)	$(0.130)
Net realized and unrealized gain (loss)	0.618		5.031	1.611		(0.716)	3.000

Total income (loss) from operations	$0.540		$4.947	$1.603		$(0.840)	$2.870

Less Distributions
From net investment income	$—		$(0.008)	$(0.124)		$—	$—
From net realized gain	(3.260)		(1.069)	(0.859)		—	—

Total distributions	$(3.260)		$(1.077)	$(0.983)		$—	$—

Net asset value — End of year	$15.320		$18.040	$14.170		$13.550	$14.390

Total Return(2)	3.77	%(3)	35.25%	11.85%		(5.84)%	24.91%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,536		$37,128	$32,126		$44,565	$64,271
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.39%		1.36%	1.40%		1.48%	1.50	%(6)
Net investment loss	(0.44)%		(0.51)%	(0.06)%		(0.87)%	(1.07)%
Portfolio Turnover of the Portfolio(7)	—		—	31	%(8)	85%	96%
Portfolio Turnover of the Fund	66%		44%	31	%(8)(9)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05% of average daily net assets for the year ended December 31, 2010). Absent this waiver and/or subsidy, total return would be lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2014		2013	2012		2011	2010
Net asset value — Beginning of year	$17.530		$13.900	$13.300		$14.230	$11.480

Income (Loss) From Operations
Net investment loss(1)	$(0.206)		$(0.201)	$(0.111)		$(0.226)	$(0.221)
Net realized and unrealized gain (loss)	0.596		4.908	1.574		(0.704)	2.971

Total income (loss) from operations	$0.390		$4.707	$1.463		$(0.930)	$2.750

Less Distributions
From net investment income	$—		$(0.008)	$(0.004)		$—	$—
From net realized gain	(3.260)		(1.069)	(0.859)		—	—

Total distributions	$(3.260)		$(1.077)	$(0.863)		$—	$—

Net asset value — End of year	$14.660		$17.530	$13.900		$13.300	$14.230

Total Return(2)	3.02	%(3)	34.20%	11.00%		(6.54)%	23.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,563		$3,832	$3,421		$4,724	$5,104
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.14%		2.11%	2.16%		2.23%	2.25	%(6)
Net investment loss	(1.19)%		(1.25)%	(0.81)%		(1.61)%	(1.82)%
Portfolio Turnover of the Portfolio(7)	—		—	31	%(8)	85%	96%
Portfolio Turnover of the Fund	66%		44%	31	%(8)(9)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05% of average daily net assets for the year ended December 31, 2010). Absent this waiver and/or subsidy, total return would be lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014		2013	2012		2011	2010
Net asset value — Beginning of year	$16.930		$13.450	$12.900		$13.800	$11.140

Income (Loss) From Operations
Net investment loss(1)	$(0.198)		$(0.195)	$(0.107)		$(0.221)	$(0.213)
Net realized and unrealized gain (loss)	0.568		4.752	1.530		(0.679)	2.873

Total income (loss) from operations	$0.370		$4.557	$1.423		$(0.900)	$2.660

Less Distributions
From net investment income	$—		$(0.008)	$(0.014)		$—	$—
From net realized gain	(3.260)		(1.069)	(0.859)		—	—

Total distributions	$(3.260)		$(1.077)	$(0.873)		$—	$—

Net asset value — End of year	$14.040		$16.930	$13.450		$12.900	$13.800

Total Return(2)	3.02	%(3)	34.24%	11.03%		(6.52)%	23.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,883		$13,806	$11,099		$13,663	$17,986
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.14%		2.11%	2.16%		2.23%	2.25	%(6)
Net investment loss	(1.18)%		(1.25)%	(0.80)%		(1.62)%	(1.81)%
Portfolio Turnover of the Portfolio(7)	—		—	31	%(8)	85%	96%
Portfolio Turnover of the Fund	66%		44%	31	%(8)(9)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05% of average daily net assets for the year ended December 31, 2010). Absent this waiver and/or subsidy, total return would be lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014		2013	2012		2011	2010
Net asset value — Beginning of year	$18.840		$14.720	$14.050		$14.880	$11.890

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.040)		$(0.036)	$0.030		$(0.088)	$(0.101)
Net realized and unrealized gain (loss)	0.650		5.233	1.665		(0.742)	3.091

Total income (loss) from operations	$0.610		$5.197	$1.695		$(0.830)	$2.990

Less Distributions
From net investment income	$—		$(0.008)	$(0.166)		$—	$—
From net realized gain	(3.260)		(1.069)	(0.859)		—	—

Total distributions	$(3.260)		$(1.077)	$(1.025)		$—	$—

Net asset value — End of year	$16.190		$18.840	$14.720		$14.050	$14.880

Total Return(2)	3.99	%(3)	35.63%	12.08%		(5.58)%	25.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$74,510		$171,120	$131,456		$100,509	$94,817
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.13%		1.12%	1.15%		1.23%	1.25	%(6)
Net investment income (loss)	(0.22)%		(0.21)%	0.21%		(0.60)%	(0.80)%
Portfolio Turnover of the Portfolio(7)	—		—	31	%(8)	85%	96%
Portfolio Turnover of the Fund	66%		44%	31	%(8)(9)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The administrator of the Fund subsidized certain operating expenses (equal to 0.05% of average daily net assets for the year ended December 31, 2010). Absent this subsidy, total return would be lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Financial Highlights — continued

	Class R
	Year Ended December 31,
	2014		2013	2012		2011	2010
Net asset value — Beginning of year	$17.820		$14.040	$13.460		$14.330	$11.510

Income (Loss) From Operations
Net investment loss(1)	$(0.111)		$(0.110)	$(0.027)		$(0.159)	$(0.157)
Net realized and unrealized gain (loss)	0.601		4.967	1.584		(0.711)	2.977

Total income (loss) from operations	$0.490		$4.857	$1.557		$(0.870)	$2.820

Less Distributions
From net investment income	$—		$(0.008)	$(0.118)		$—	$—
From net realized gain	(3.260)		(1.069)	(0.859)		—	—

Total distributions	$(3.260)		$(1.077)	$(0.977)		$—	$—

Net asset value — End of year	$15.050		$17.820	$14.040		$13.460	$14.330

Total Return(2)	3.54	%(3)	34.93%	11.58%		(6.07)%	24.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$305		$205	$65		$37	$50
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.63%		1.61%	1.65%		1.73%	1.75	%(6)
Net investment loss	(0.63)%		(0.66)%	(0.19)%		(1.12)%	(1.28)%
Portfolio Turnover of the Portfolio(7)	—		—	31	%(8)	85%	96%
Portfolio Turnover of the Fund	66%		44%	31	%(8)(9)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The administrator of the Fund subsidized certain operating expenses (equal to 0.05% of average daily net assets for the year ended December 31, 2010). Absent this subsidy, total return would be lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

17

Eaton Vance

Small-Cap Fund

December 31, 2014

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$2,904,685	$1,947,588
Long-term capital gains	$17,551,724	$10,525,473

During the year ended December 31, 2014, accumulated net realized gain was decreased by $20,588,307, accumulated net investment loss was decreased by $645,872 and paid-in capital was increased by $19,942,435 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs) and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$605,659
Undistributed long-term capital gains	$8,534,180
Post October capital losses	$(252,764)
Net unrealized appreciation	$32,188,988

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships, distributions from REITs and the tax treatment of short-term capital gains.

At December 31, 2014, the Fund had a net capital loss of $252,764 attributable to security transactions incurred after October 31, 2014 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2015.

18

Eaton Vance

Small-Cap Fund

December 31, 2014

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$85,746,338

Gross unrealized appreciation	$32,921,114
Gross unrealized depreciation	(732,126)

Net unrealized appreciation	$32,188,988

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2014, the Fund’s investment adviser fee amounted to $1,481,672 or 0.75% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2014, the administration fee amounted to $296,334.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $7,712 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,383 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the year ended December 31, 2014, BMR reimbursed the Fund $8,418 for a loss on the sale of an investment security not meeting investment guidelines. The effect of the loss incurred and the reimbursement by BMR of such amount had no impact on total return.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $81,093 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $24,269 and $89,245 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2014, the Fund paid or accrued to EVD $600 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $8,090, $29,748 and $599 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

19

Eaton Vance

Small-Cap Fund

December 31, 2014

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $3,000 and $100 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $123,216,958 and $235,483,422, respectively, for the year ended December 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	234,609	308,677
Issued to shareholders electing to receive payments of distributions in Fund shares	339,146	115,734
Redemptions	(725,727)	(655,280)
Exchange from Class B shares	21,789	22,122

Net decrease	(130,183)	(208,747)

	Year Ended December 31,
Class B	2014	2013

Sales	8,006	11,482
Issued to shareholders electing to receive payments of distributions in Fund shares	29,283	10,921
Redemptions	(58,452)	(27,324)
Exchange to Class A shares	(22,538)	(22,622)

Net decrease	(43,701)	(27,543)

	Year Ended December 31,
Class C	2014	2013

Sales	83,123	188,350
Issued to shareholders electing to receive payments of distributions in Fund shares	126,976	41,198
Redemptions	(250,237)	(239,217)

Net decrease	(40,138)	(9,669)

20

Eaton Vance

Small-Cap Fund

December 31, 2014

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2014	2013

Sales	1,367,311	1,229,600
Issued to shareholders electing to receive payments of distributions in Fund shares	710,099	448,044
Redemptions	(6,559,535)	(1,520,731)

Net increase (decrease)	(4,482,125)	156,913

	Year Ended December 31,
Class R	2014	2013

Sales	9,970	6,309
Issued to shareholders electing to receive payments of distributions in Fund shares	4,071	678
Redemptions	(5,238)	(102)

Net increase	8,803	6,885

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$115,096,988	*	$—	$—	$115,096,988
Short-Term Investments	—		2,838,338	—	2,838,338

Total Investments	$115,096,988		$2,838,338	$—	$117,935,326

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Small-Cap Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2015

22

Eaton Vance

Small-Cap Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $1,348,117, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 35.15% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $37,705,699 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Small-Cap Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

24

Eaton Vance

Small-Cap Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

25

Eaton Vance

Small-Cap Fund

December 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

164    12.31.14

Eaton Vance

Small-Cap Value Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Small-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	25

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Small-Cap Value Fund (the Fund) had a total return of 3.37% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 2000 Value Index (the Index), which returned 4.22% for the same period.

Stock selection in the consumer staples sector, stock selection and an underweight in the financials sector, and an underweight in the utilities sector detracted from the Fund’s performance versus the Index. Within consumer staples, the Fund’s position in Darling Ingredients, Inc., a maker of animal feeds from fats and animal byproducts, hurt the Fund’s performance versus the Index when falling corn prices made competitive feed products less expensive. The Fund’s holding in Elizabeth Arden, Inc.,6 a perfume and cosmetics maker, detracted from Fund performance versus the Index after some of its brands lost popularity with consumers. Within financials, Bancorp, Inc.,6 an issuer of prepaid credit cards, hampered the Fund’s performance versus the Index after investors questioned the credit quality of its loan portfolio. Underweighting real estate investment trusts, an industry that performed strongly during the period, further hurt Fund performance versus the Index within financials. Similarly, the Fund’s underweight in the utilities sector detracted from Fund performance versus the Index, as this sector outperformed the overall Index for the period.

In contrast, stock selection in the industrials, materials and consumer discretionary sectors helped the Fund’s performance relative to the Index. Within industrials, Fund positions in two trucking companies not in the Index, Saia, Inc. and Old Dominion Freight Line, Inc.,6 contributed to relative performance versus the Index, as both firms exhibited rapid growth and took market share from competitors. Elsewhere in industrials, an out-of-Index holding in Spirit Airlines, Inc. lifted the Fund’s relative performance versus the Index, as the no-frills carrier grew its business and opened new routes. Within materials, avoiding the metals and mining industry aided the Fund’s performance versus the Index, as metals and mining stocks lost ground during the period. Also in materials, the Fund’s out-of-Index holding in RPM International, Inc., a maker of protective coatings for the building trade, contributed to Fund performance versus the Index amid a modest pickup in U.S. construction and a growing “do-it-yourself” trend. Within consumer discretionary, the Fund’s overweight in Core-Mark Holding Co., Inc., a distributor to convenience stores, performed strongly and contributed to Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Performance2,3

Portfolio Managers Gregory R. Greene, CFA, J. Bradley Ohlmuller, CFA and Patrick J. O’Brien

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/28/2002	06/28/2002	3.37%	11.51%	6.70%
Class A with 5.75% Maximum Sales Charge	—	—	–2.57	10.20	6.07
Class B at NAV	07/09/2002	07/09/2002	2.61	10.67	5.91
Class B with 5% Maximum Sales Charge	—	—	–2.26	10.41	5.91
Class C at NAV	07/03/2002	07/03/2002	2.62	10.68	5.91
Class C with 1% Maximum Sales Charge	—	—	1.65	10.68	5.91
Class I at NAV	10/01/2009	06/28/2002	3.61	11.78	6.83
Russell 2000 Value Index	—	—	4.22%	14.25%	6.88%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.75%	2.50%	2.50%	1.50%
Net		1.45	2.20	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2004	$17,760	N.A.
Class C	$10,000	12/31/2004	$17,756	N.A.
Class I	$250,000	12/31/2004	$484,381	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

ConnectOne Bancorp, Inc.	4.3%
Saia, Inc.	3.2
Core-Mark Holding Co., Inc.	3.1
Prestige Brands Holdings, Inc.	3.1
Federated National Holding Co.	3.0
Teleflex, Inc.	2.9
Eagle Bancorp, Inc.	2.9
A.O. Smith Corp.	2.6
Inventure Foods, Inc.	2.6
EnPro Industries, Inc.	2.5
Total	30.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Excludes cash and cash equivalents.

[6]	The stock was sold during the period.

Fund profile subject to change due to active management.

5

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$984.90	$7.25	**	1.45%
Class B	$1,000.00	$981.50	$10.99	**	2.20%
Class C	$1,000.00	$981.50	$10.99	**	2.20%
Class I	$1,000.00	$986.30	$6.01	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**	1.45%
Class B	$1,000.00	$1,014.10	$11.17	**	2.20%
Class C	$1,000.00	$1,014.10	$11.17	**	2.20%
Class I	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Portfolio of Investments

Common Stocks — 100.6%

Security	Shares	Value

Aerospace & Defense — 2.0%
Ducommun, Inc.(1)	34,095	$861,922

		$861,922

Airlines — 1.0%
Spirit Airlines, Inc.(1)	5,793	$437,835

		$437,835

Auto Components — 1.8%
Dana Holding Corp.	35,317	$767,792

		$767,792

Banks — 19.3%
1st Source Corp.	14,702	$504,426
Ameris Bancorp	11,825	303,193
Bridge Capital Holdings(1)	16,871	377,573
ConnectOne Bancorp, Inc.	97,126	1,845,394
Eagle Bancorp, Inc.(1)	34,897	1,239,541
First Business Financial Services, Inc.	12,916	618,806
German American Bancorp, Inc.	11,714	357,511
Peoples Bancorp, Inc.	29,214	757,519
Prosperity Bancshares, Inc.	18,278	1,011,870
South State Corp.	7,063	473,786
Texas Capital Bancshares, Inc.(1)	7,712	418,993
Yadkin Financial Corp.(1)	17,582	345,486

		$8,254,098

Building Products — 2.6%
A.O. Smith Corp.	19,867	$1,120,697

		$1,120,697

Chemicals — 5.1%
Calgon Carbon Corp.(1)	20,579	$427,631
Innophos Holdings, Inc.	9,755	570,180
Intrepid Potash, Inc.(1)	30,350	421,258
RPM International, Inc.	15,456	783,774

		$2,202,843

Construction & Engineering — 2.1%
EMCOR Group, Inc.	20,331	$904,526

		$904,526

Security	Shares	Value

Containers & Packaging — 2.1%
AptarGroup, Inc.	13,217	$883,424

		$883,424

Distributors — 3.1%
Core-Mark Holding Co., Inc.	21,622	$1,339,050

		$1,339,050

Electric Utilities — 1.6%
Portland General Electric Co.	17,654	$667,851

		$667,851

Energy Equipment & Services — 0.6%
Basic Energy Services, Inc.(1)	36,080	$252,921

		$252,921

Food Products — 4.2%
Darling Ingredients, Inc.(1)	38,575	$700,522
Inventure Foods, Inc.(1)	87,366	1,113,043

		$1,813,565

Health Care Equipment & Supplies — 5.2%
Analogic Corp.	11,640	$984,860
Teleflex, Inc.	10,901	1,251,653

		$2,236,513

Hotels, Restaurants & Leisure — 1.3%
Bloomin’ Brands, Inc.(1)	22,450	$555,862

		$555,862

Household Products — 1.6%
Orchids Paper Products Co.	23,230	$676,225

		$676,225

Insurance — 6.1%
Federated National Holding Co.	52,583	$1,270,405
James River Group Holdings, Ltd.(1)	20,240	460,662
Protective Life Corp.	12,638	880,237

		$2,611,304

Internet & Catalog Retail — 2.4%
FTD Cos., Inc.(1)	29,330	$1,021,271

		$1,021,271

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 1.3%
MAXIMUS, Inc.	9,964	$546,426

		$546,426

Machinery — 6.5%
Barnes Group, Inc.	27,500	$1,017,775
Crane Co.	11,220	658,614
EnPro Industries, Inc.(1)	17,325	1,087,317

		$2,763,706

Media — 0.9%
Carmike Cinemas, Inc.(1)	14,590	$383,279

		$383,279

Oil, Gas & Consumable Fuels — 0.5%
Carrizo Oil & Gas, Inc.(1)	5,610	$233,376

		$233,376

Pharmaceuticals — 3.1%
Prestige Brands Holdings, Inc.(1)	38,110	$1,323,179

		$1,323,179

Real Estate Investment Trusts (REITs) — 6.3%
Colony Financial, Inc.	18,846	$448,912
LaSalle Hotel Properties	24,294	983,178
Pebblebrook Hotel Trust	14,619	667,065
PS Business Parks, Inc.	7,576	602,595

		$2,701,750

Road & Rail — 3.2%
Saia, Inc.(1)	25,006	$1,384,332

		$1,384,332

Semiconductors & Semiconductor Equipment — 8.7%
Entegris, Inc.(1)	81,458	$1,076,060
Photronics, Inc.(1)	106,778	887,325
Silicon Motion Technology Corp. ADR	42,976	1,016,383
Synaptics, Inc.(1)	10,833	745,744

		$3,725,512

Software — 1.8%
NICE Systems, Ltd. ADR	15,575	$788,874

		$788,874

Security	Shares	Value

Specialty Retail — 3.1%
CST Brands, Inc.	17,470	$761,867
Stage Stores, Inc.	26,420	546,894

		$1,308,761

Textiles, Apparel & Luxury Goods — 1.8%
Iconix Brand Group, Inc.(1)	23,039	$778,488

		$778,488

Thrifts & Mortgage Finance — 1.3%
First Defiance Financial Corp.	15,809	$538,455

		$538,455

Total Common Stocks (identified cost $31,430,062)		$43,083,837

Short-Term Investments — 0.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$139	$138,594

Total Short-Term Investments (identified cost $138,594)		$138,594

Total Investments — 100.9% (identified cost $31,568,656)		$43,222,431

Other Assets, Less Liabilities — (0.9)%		$(375,049)

Net Assets — 100.0%		$42,847,382

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $31,430,062)	$43,083,837
Affiliated investment, at value (identified cost, $138,594)	138,594
Dividends receivable	32,217
Interest receivable from affiliated investment	116
Receivable for Fund shares sold	39,143
Receivable from affiliate	17,422
Total assets	$43,311,329

Liabilities
Payable for Fund shares redeemed	$362,032
Payable to affiliates:
Investment adviser fee	27,239
Administration fee	5,448
Distribution and service fees	13,110
Trustees’ fees	555
Accrued expenses	55,563
Total liabilities	$463,947
Net Assets	$42,847,382

Sources of Net Assets
Paid-in capital	$31,359,983
Accumulated distributions in excess of net realized gain	(173,208)
Accumulated undistributed net investment income	6,832
Net unrealized appreciation	11,653,775
Net Assets	$42,847,382

Class A Shares
Net Assets	$19,437,976
Shares Outstanding	1,135,418
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.12
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.16

Class B Shares
Net Assets	$1,641,238
Shares Outstanding	103,369
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.88

Class C Shares
Net Assets	$9,015,218
Shares Outstanding	570,014
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.82

Class I Shares
Net Assets	$12,752,950
Shares Outstanding	733,859
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.38

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $1,369)	$448,022
Interest	44
Interest allocated from affiliated investment	1,126
Expenses allocated from affiliated investment	(118)
Total investment income	$449,074

Expenses
Investment adviser fee	$311,589
Administration fee	59,269
Distribution and service fees
Class A	55,529
Class B	19,082
Class C	94,372
Trustees’ fees and expenses	2,272
Custodian fee	34,081
Transfer and dividend disbursing agent fees	66,881
Legal and accounting services	33,935
Printing and postage	21,270
Registration fees	63,440
Miscellaneous	14,396
Total expenses	$776,116
Deduct —
Allocation of expenses to affiliates	$133,052
Reduction of custodian fee	4
Total expense reductions	$133,056

Net expenses	$643,060

Net investment loss	$(193,986)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,721,964
Investment transactions allocated from affiliated investment	10
Net realized gain	$1,721,974
Change in unrealized appreciation (depreciation) —
Investments	$(416,375)
Net change in unrealized appreciation (depreciation)	$(416,375)

Net realized and unrealized gain	$1,305,599

Net increase in net assets from operations	$1,111,613

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(193,986)	$(192,220)
Net realized gain from investment and foreign currency transactions	1,721,974	2,816,891
Net change in unrealized appreciation (depreciation) from investments	(416,375)	6,764,794
Net increase in net assets from operations	$1,111,613	$9,389,465
Distributions to shareholders —
From net realized gain
Class A	$(903,709)	$(1,694,744)
Class B	(81,019)	(177,413)
Class C	(433,056)	(726,847)
Class I	(569,018)	(165,067)
Total distributions to shareholders	$(1,986,802)	$(2,764,071)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,356,982	$5,539,506
Class B	71,000	428,685
Class C	1,404,787	2,039,732
Class I	11,420,786	1,106,964
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	881,522	1,654,918
Class B	73,478	163,000
Class C	357,651	618,653
Class I	558,893	149,271
Cost of shares redeemed
Class A	(8,055,952)	(6,601,794)
Class B	(521,187)	(504,225)
Class C	(2,417,249)	(2,303,913)
Class I	(1,254,650)	(793,115)
Net asset value of shares exchanged
Class A	293,687	204,355
Class B	(293,687)	(204,355)
Net increase in net assets from Fund share transactions	$4,876,061	$1,497,682

Net increase in net assets	$4,000,872	$8,123,076

Net Assets
At beginning of year	$38,846,510	$30,723,434
At end of year	$42,847,382	$38,846,510

Accumulated undistributed net investment income included in net assets
At end of year	$6,832	$7,168

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$17.380	$14.230	$14.120	$14.510	$12.320

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.057)	$(0.053)	$0.020	$(0.012)	$0.003	(2)
Net realized and unrealized gain (loss)	0.608	4.476	1.341	(0.233)	2.187

Total income (loss) from operations	$0.551	$4.423	$1.361	$(0.245)	$2.190

Less Distributions
From net realized gain	$(0.811)	$(1.273)	$(1.251)	$(0.145)	$—

Total distributions	$(0.811)	$(1.273)	$(1.251)	$(0.145)	$—

Net asset value — End of year	$17.120	$17.380	$14.230	$14.120	$14.510

Total Return(3)(4)	3.37%	31.47%	9.59%	(1.68)%	17.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,438	$24,197	$19,174	$22,099	$25,220
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.45%	1.45%	1.45%	1.56%	1.65%
Net investment income (loss)	(0.33)%	(0.32)%	0.14%	(0.09)%	0.03	%(2)
Portfolio Turnover	37%	52%	36%	30%	42%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.17)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.34%, 0.55%, 0.63%, 0.49% and 0.39% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$16.300	$13.510	$13.560	$14.050	$12.020

Income (Loss) From Operations
Net investment loss(1)	$(0.178)	$(0.167)	$(0.088)	$(0.117)	$(0.094	)(2)
Net realized and unrealized gain (loss)	0.569	4.230	1.289	(0.228)	2.124

Total income (loss) from operations	$0.391	$4.063	$1.201	$(0.345)	$2.030

Less Distributions
From net realized gain	$(0.811)	$(1.273)	$(1.251)	$(0.145)	$—

Total distributions	$(0.811)	$(1.273)	$(1.251)	$(0.145)	$—

Net asset value — End of year	$15.880	$16.300	$13.510	$13.560	$14.050

Total Return(3)(4)	2.61%	30.47%	8.80%	(2.45)%	16.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,641	$2,345	$2,041	$2,371	$2,666
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.20%	2.20%	2.20%	2.31%	2.40%
Net investment loss	(1.08)%	(1.08)%	(0.62)%	(0.84)%	(0.74	)%(2)
Portfolio Turnover	37%	52%	36%	30%	42%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.34%, 0.55%, 0.63%, 0.49% and 0.39% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$16.240	$13.460	$13.520	$14.000	$11.980

Income (Loss) From Operations
Net investment loss(1)	$(0.175)	$(0.165)	$(0.086)	$(0.115)	$(0.093	)(2)
Net realized and unrealized gain (loss)	0.566	4.218	1.277	(0.220)	2.113

Total income (loss) from operations	$0.391	$4.053	$1.191	$(0.335)	$2.020

Less Distributions
From net realized gain	$(0.811)	$(1.273)	$(1.251)	$(0.145)	$—

Total distributions	$(0.811)	$(1.273)	$(1.251)	$(0.145)	$—

Net asset value — End of year	$15.820	$16.240	$13.460	$13.520	$14.000

Total Return(3)(4)	2.62%	30.51%	8.76%	(2.39)%	16.86%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,015	$9,876	$7,911	$8,702	$9,225
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.20%	2.20%	2.20%	2.31%	2.40%
Net investment loss	(1.07)%	(1.07)%	(0.61)%	(0.83)%	(0.74	)%(2)
Portfolio Turnover	37%	52%	36%	30%	42%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.34%, 0.55%, 0.63%, 0.49% and 0.39% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014		2013	2012	2011	2010
Net asset value — Beginning of year	$17.590		$14.350	$14.190	$14.550	$12.330

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.000	)(2)	$(0.010)	$0.061	$0.035	$0.044	(3)
Net realized and unrealized gain (loss)	0.601		4.523	1.350	(0.250)	2.176

Total income (loss) from operations	$0.601		$4.513	$1.411	$(0.215)	$2.220

Less Distributions
From net realized gain	$(0.811)		$(1.273)	$(1.251)	$(0.145)	$—

Total distributions	$(0.811)		$(1.273)	$(1.251)	$(0.145)	$—

Net asset value — End of year	$17.380		$17.590	$14.350	$14.190	$14.550

Total Return(4)(5)	3.61%		31.84%	9.89%	(1.47)%	18.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,753		$2,428	$1,598	$1,322	$468
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.20%		1.20%	1.20%	1.28%	1.40%
Net investment income (loss)	(0.00	)%(7)	(0.06)%	0.41%	0.24%	0.34	%(3)
Portfolio Turnover	37%		52%	36%	30%	42%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)

Net investment income per share reflects special dividends which amounted to $0.033 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.09%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.34%, 0.55%, 0.63%, 0.49% and 0.39% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Amount is less than (0.005)%.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

16

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

G  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Long-term capital gains	$1,986,802	$2,764,071

During the year ended December 31, 2014, accumulated distributions in excess of net realized gain was increased by $260,725, accumulated net investment loss was decreased by $193,650 and paid-in capital was increased by $67,075 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs) and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Post October capital losses	$(168,406)
Net unrealized appreciation	$11,655,805

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and distributions from REITs.

At December 31, 2014, the Fund had a net capital loss of $168,406 attributable to security transactions incurred after October 31, 2014 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2015.

17

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$31,566,626

Gross unrealized appreciation	$11,791,376
Gross unrealized depreciation	(135,571)

Net unrealized appreciation	$11,655,805

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and BMR effective March 1, 2014, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. Prior to March 1, 2014, the fee was computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and at reduced rates on net assets of $500 million or more. For the year ended December 31, 2014, the investment adviser fee amounted to $311,589 or 0.79% of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2014, the administration fee amounted to $59,269. BMR and EVM have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.45%, 2.20%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2015. Pursuant to this agreement, BMR and EVM were allocated $133,052 in total of the Fund’s operating expenses for the year ended December 31, 2014. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $4,378 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,429 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $55,529 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $14,311 and $70,779 for Class B and Class C shares, respectively.

Pursuant to the Class B and C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $4,771 and $23,593 for Class B and C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

18

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2014, the Fund was informed that EVD received no CDSCs paid by Class A and approximately $5,000 and $500 of CDSCs paid by Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $18,059,995 and $14,423,921, respectively, for the year ended December 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	134,289	340,206
Issued to shareholders electing to receive payments of distributions in Fund shares	53,653	98,108
Redemptions	(461,248)	(406,096)
Exchange from Class B shares	16,591	12,246

Net increase (decrease)	(256,715)	44,464

	Year Ended December 31,
Class B	2014	2013

Sales	4,384	27,356
Issued to shareholders electing to receive payments of distributions in Fund shares	4,821	10,282
Redemptions	(31,932)	(31,938)
Exchange to Class A shares	(17,756)	(12,957)

Net decrease	(40,483)	(7,257)

	Year Ended December 31,
Class C	2014	2013

Sales	86,843	132,159
Issued to shareholders electing to receive payments of distributions in Fund shares	23,561	39,185
Redemptions	(148,504)	(151,015)

Net increase (decrease)	(38,100)	20,329

19

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2014	2013

Sales	632,492	65,936
Issued to shareholders electing to receive payments of distributions in Fund shares	33,527	8,751
Redemptions	(70,225)	(47,996)

Net increase	595,794	26,691

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$43,083,837	*	$—	$—	$43,083,837
Short-Term Investments	—		138,594	—	138,594

Total Investments	$43,083,837		$138,594	$—	$43,222,431

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

20

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

21

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $1,897,993 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

23

Eaton Vance

Small-Cap Value Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1303    12.31.14

Eaton Vance

Special Equities Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Special Equities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Management and Organization	22

Important Notices	25

Eaton Vance

Special Equities Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Special Equities Fund (the Fund) had a total return of 1.77% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Russell 2500 Index (the Index), which returned 7.07% for the same period.

The Fund underperformed the Index as a result of stock selection and, to a lesser degree, sector allocation. Of the 10 economic sectors represented in the Index, nine had positive returns for the 12-month period. The Fund recorded positive returns in seven of the nine sectors in which it was invested.

Industrials was the Fund’s worst-performing sector relative to the Index, largely due to stock selection. Within the sector, stock selection in the commercial services & supplies industry detracted from the Fund’s relative performance versus the Index. At the individual stock level, Interface, Inc., a manufacturer of carpet tiles, was among the Fund’s weakest performers amid the lagging construction market. The transportation infrastructure industry was also a drag on the Fund’s performance versus the Index. Airline supply-chain management contractor Wesco Aircraft Holdings, Inc.6 was the Fund’s poorest-performing stock for the period after experiencing difficulties integrating an acquisition. The financials sector was another source of relative weakness in the Fund, primarily due to stock selection. In particular, the Fund’s underweight position in the outperforming real estate investment trust industry hampered Fund performance relative to the Index. The health care sector also hurt the Fund’s relative performance versus the Index. Medical device maker Analogic Corp.6 was among the Fund’s weakest stocks after reporting disappointing financial results.

On the positive side, energy was the Fund’s top-performing sector versus the Index, thanks to stock selection. In the energy equipment & services industry, oilfield servicer Dresser-Rand Group, Inc.6 was one of the Fund’s leading individual stocks after receiving an acquisition offer. The Fund’s overweight position in the strong-performing stock further boosted its contribution to Fund performance versus the Index. The consumer staples sector also aided the Fund’s performance relative to the Index. In particular, the Fund’s lack of exposure to the lagging personal products industry helped relative performance versus the Index, as did its overweight in the outperforming household products industry. The Fund’s best-performing individual stock for the period was rental car company Avis Budget Group, Inc.6, which benefited from industry consolidation.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Special Equities Fund

December 31, 2014

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA (lead portfolio manager), Michael D. McLean, CFA and J. Griffith Noble, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/22/1968	04/22/1968	1.77%	11.92%	7.71%
Class A with 5.75% Maximum Sales Charge	—	—	–4.10	10.61	7.08
Class C at NAV	11/17/1994	04/22/1968	1.01	11.10	6.91
Class C with 1% Maximum Sales Charge	—	—	0.01	11.10	6.91
Class I at NAV	07/29/2011	04/22/1968	2.03	12.13	7.81
Russell 2500 Index	—	—	7.07%	16.35%	8.71%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.31%	2.06%	1.06%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2004	$19,515	N.A.
Class I	$250,000	12/31/2004	$530,580	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Special Equities Fund

December 31, 2014

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Cypress Semiconductor Corp.	2.5%
RF Micro Devices, Inc.	2.5
Lazard, Ltd., Class A	2.3
Kansas City Southern	2.2
Balchem Corp.	2.1
Church & Dwight Co., Inc.	2.1
West Pharmaceutical Services, Inc.	2.0
WEX, Inc.	2.0
Pall Corp.	1.9
Cytec Industries, Inc.	1.9
Total	21.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Special Equities Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization- weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U. S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 2500 Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Excludes cash and cash equivalents.

[6]	The stock was sold during the period.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective January 29, 2015, the Fund is managed by Nancy B. Tooke, CFA (lead portfolio manager), Michael D. McLean, CFA and J. Griffith Noble, CFA.

5

Eaton Vance

Special Equities Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$985.10	$6.65	1.33%
Class C	$1,000.00	$981.30	$10.39	2.08%
Class I	$1,000.00	$986.10	$5.41	1.08%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77	1.33%
Class C	$1,000.00	$1,014.70	$10.56	2.08%
Class I	$1,000.00	$1,019.80	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

6

Eaton Vance

Special Equities Fund

December 31, 2014

Portfolio of Investments

Common Stocks — 97.3%

Security	Shares	Value

Auto Components — 1.6%
Dana Holding Corp.	43,790	$951,995

		$951,995

Banks — 6.4%
PacWest Bancorp	21,520	$978,299
Signature Bank(1)	7,520	947,219
SVB Financial Group(1)	8,040	933,203
Texas Capital Bancshares, Inc.(1)	16,518	897,423

		$3,756,144

Building Products — 1.6%
Armstrong World Industries, Inc.(1)	17,740	$906,869

		$906,869

Capital Markets — 5.9%
Affiliated Managers Group, Inc.(1)	5,060	$1,073,934
Cohen & Steers, Inc.	23,193	975,962
Lazard, Ltd., Class A	27,360	1,368,821

		$3,418,717

Chemicals — 4.0%
Balchem Corp.	18,800	$1,252,832
Cytec Industries, Inc.	23,780	1,097,922

		$2,350,754

Commercial Services & Supplies — 1.6%
Interface, Inc.	55,270	$910,297

		$910,297

Construction & Engineering — 1.7%
Quanta Services, Inc.(1)	35,370	$1,004,154

		$1,004,154

Diversified Consumer Services — 1.5%
ServiceMaster Global Holdings, Inc.(1)	31,930	$854,766

		$854,766

Electrical Equipment — 3.3%
AMETEK, Inc.	17,035	$896,552
Generac Holdings, Inc.(1)	21,630	1,011,419

		$1,907,971

Security	Shares	Value

Electronic Equipment, Instruments & Components — 9.7%
Belden, Inc.	11,030	$869,274
FEI Co.	11,310	1,021,859
FLIR Systems, Inc.	31,080	1,004,195
Methode Electronics, Inc.	27,740	1,012,787
National Instruments Corp.	27,830	865,235
Trimble Navigation, Ltd.(1)	34,160	906,606

		$5,679,956

Food & Staples Retailing — 1.7%
United Natural Foods, Inc.(1)	12,510	$967,336

		$967,336

Food Products — 1.6%
Pinnacle Foods, Inc.	26,170	$923,801

		$923,801

Health Care Equipment & Supplies — 6.5%
Bard (C.R.), Inc.	5,810	$968,062
Hill-Rom Holdings, Inc.	19,620	895,064
ICU Medical, Inc.(1)	8,740	715,806
West Pharmaceutical Services, Inc.	22,450	1,195,238

		$3,774,170

Health Care Providers & Services — 3.0%
Amsurg Corp.(1)	17,850	$976,931
Team Health Holdings, Inc.(1)	13,940	801,968

		$1,778,899

Household Products — 2.1%
Church & Dwight Co., Inc.	15,638	$1,232,431

		$1,232,431

Independent Power and Renewable Electricity Producers — 1.5%
NextEra Energy Partners LP	25,501	$860,659

		$860,659

Insurance — 3.7%
Endurance Specialty Holdings, Ltd.	8,980	$537,363
HCC Insurance Holdings, Inc.	10,160	543,763
Horace Mann Educators Corp.	32,110	1,065,410

		$2,146,536

7	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 5.4%
Euronet Worldwide, Inc.(1)	19,900	$1,092,510
Teradata Corp.(1)	20,700	904,176
WEX, Inc.(1)	11,720	1,159,342

		$3,156,028

Leisure Products — 1.6%
Polaris Industries, Inc.	6,250	$945,250

		$945,250

Machinery — 5.3%
Lincoln Electric Holdings, Inc.	12,720	$878,825
Pall Corp.	11,070	1,120,395
RBC Bearings, Inc.	16,571	1,069,326

		$3,068,546

Marine — 1.2%
Kirby Corp.(1)	8,540	$689,520

		$689,520

Metals & Mining — 1.5%
Compass Minerals International, Inc.	10,110	$877,851

		$877,851

Multiline Retail — 3.0%
Big Lots, Inc.	19,870	$795,198
Burlington Stores, Inc.(1)	20,520	969,775

		$1,764,973

Oil, Gas & Consumable Fuels — 3.2%
Diamondback Energy, Inc.(1)	5,360	$320,421
Gulfport Energy Corp.(1)	18,710	780,955
PDC Energy, Inc.(1)	18,720	772,574

		$1,873,950

Pharmaceuticals — 1.5%
Jazz Pharmaceuticals PLC(1)	5,460	$893,966

		$893,966

Real Estate Investment Trusts (REITs) — 2.6%
Post Properties, Inc.	12,420	$729,924
PS Business Parks, Inc.	9,630	765,970

		$1,495,894

Security	Shares	Value

Road & Rail — 2.2%
Kansas City Southern	10,720	$1,308,162

		$1,308,162

Semiconductors & Semiconductor Equipment — 6.6%
Cypress Semiconductor Corp.(1)	101,040	$1,442,851
RF Micro Devices, Inc.(1)	86,270	1,431,219
Teradyne, Inc.	50,550	1,000,385

		$3,874,455

Software — 4.8%
Mentor Graphics Corp.	42,720	$936,422
PTC, Inc.(1)	26,680	977,822
Verint Systems, Inc.(1)	15,470	901,592

		$2,815,836

Specialty Retail — 1.0%
Restoration Hardware Holding, Inc.(1)	6,050	$580,860

		$580,860

Total Common Stocks (identified cost $45,032,378)		$56,770,746

Short-Term Investments — 2.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$1,662	$1,662,453

Total Short-Term Investments (identified cost $1,662,453)		$1,662,453

Total Investments — 100.2% (identified cost $46,694,831)		$58,433,199

Other Assets, Less Liabilities — (0.2)%		$(97,804)

Net Assets — 100.0%		$58,335,395

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

8	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $45,032,378)	$56,770,746
Affiliated investment, at value (identified cost, $1,662,453)	1,662,453
Dividends receivable	39,696
Interest receivable from affiliated investment	343
Receivable for Fund shares sold	18,508
Total assets	$58,491,746

Liabilities
Payable for Fund shares redeemed	$45,525
Payable to affiliates:
Investment adviser fee	30,034
Distribution and service fees	10,102
Trustees’ fees	828
Accrued expenses	69,862
Total liabilities	$156,351
Net Assets	$58,335,395

Sources of Net Assets
Paid-in capital	$48,049,760
Accumulated net realized loss	(1,452,733)
Net unrealized appreciation	11,738,368
Net Assets	$58,335,395

Class A Shares
Net Assets	$35,785,965
Shares Outstanding	1,593,559
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.46
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$23.83

Class C Shares
Net Assets	$2,913,198
Shares Outstanding	138,952
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$20.97

Class I Shares
Net Assets	$19,636,232
Shares Outstanding	866,328
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.67

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends	$475,791
Interest allocated from affiliated investment	2,427
Expenses allocated from affiliated investment	(302)
Total investment income	$477,916

Expenses
Investment adviser fee	$375,462
Distribution and service fees
Class A	95,718
Class C	31,280
Trustees’ fees and expenses	3,414
Custodian fee	38,251
Transfer and dividend disbursing agent fees	81,105
Legal and accounting services	45,456
Printing and postage	25,160
Registration fees	52,348
Miscellaneous	13,305
Total expenses	$761,499
Deduct —
Reduction of custodian fee	$1
Total expense reductions	$1

Net expenses	$761,498

Net investment loss	$(283,582)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$6,965,179
Investment transactions allocated from affiliated investment	23
Net realized gain	$6,965,202
Change in unrealized appreciation (depreciation) —
Investments	$(5,623,506)
Net change in unrealized appreciation (depreciation)	$(5,623,506)

Net realized and unrealized gain	$1,341,696

Net increase in net assets from operations	$1,058,114

10	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(283,582)	$(238,849)
Net realized gain from investment transactions	6,965,202	10,441,080
Net change in unrealized appreciation (depreciation) from investments	(5,623,506)	7,398,411
Net increase in net assets from operations	$1,058,114	$17,600,642
Distributions to shareholders —
From net investment income
Class A	$—	$(245,038)
Class C	—	(16,170)
Class I	—	(80,018)
Total distributions to shareholders	$—	$(341,226)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$742,768	$1,794,567
Class B	—	16,684
Class C	200,349	538,647
Class I	4,914,373	9,899,571
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	205,394
Class C	—	13,379
Class I	—	46,802
Cost of shares redeemed
Class A	(7,624,441)	(8,505,644)
Class B	—	(52,020)
Class C	(594,206)	(992,484)
Class I	(4,091,369)	(7,399,778)
Net asset value of shares merged*
Class A	—	991,434
Class B	—	(991,434)
Net decrease in net assets from Fund share transactions	$(6,452,526)	$(4,434,882)

Net increase (decrease) in net assets	$(5,394,412)	$12,824,534

Net Assets
At beginning of year	$63,729,807	$50,905,273
At end of year	$58,335,395	$63,729,807

Accumulated undistributed net investment income included in net assets
At end of year	$—	$7,284

*	At the close of business on February 22, 2013, Class B shares were merged into Class A shares.

11	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014	2013	2012		2011		2010
Net asset value — Beginning of year	$22.070	$16.260	$15.250		$15.940		$12.860

Income (Loss) From Operations
Net investment loss(1)	$(0.113)	$(0.087)	$(0.030)		$(0.106	)(2)	$(0.013	)(2)
Net realized and unrealized gain (loss)	0.503	6.017	1.040		(0.584)		3.093

Total income (loss) from operations	$0.390	$5.930	$1.010		$(0.690)		$3.080

Less Distributions
From net investment income	$—	$(0.120)	$—		$—		$—

Total distributions	$—	$(0.120)	$—		$—		$—

Net asset value — End of year	$22.460	$22.070	$16.260		$15.250		$15.940

Total Return(3)	1.77%	36.54%	6.62%		(4.33)%		23.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,786	$42,046	$35,592		$40,087		$66,278
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.31%	1.31%	1.43%		1.40%		1.39%
Net investment loss	(0.52)%	(0.45)%	(0.18)%		(0.65	)%(2)	(0.09	)%(2)
Portfolio Turnover of the Portfolio(6)	—	—	26	%(7)	84%		78%
Portfolio Turnover of the Fund	55%	61%	37	%(7)(8)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.023 and $0.021 per share for the years ended December 31, 2011 and December 31, 2010, respectively. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.80)% and (0.24)% for the years ended December 31, 2011 and December 31, 2010, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

12	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014	2013	2012		2011		2010
Net asset value — Beginning of year	$20.760	$15.390	$14.550		$15.320		$12.450

Income (Loss) From Operations
Net investment loss(1)	$(0.260)	$(0.216)	$(0.146)		$(0.219	)(2)	$(0.111	)(2)
Net realized and unrealized gain (loss)	0.470	5.683	0.986		(0.551)		2.981

Total income (loss) from operations	$0.210	$5.467	$0.840		$(0.770)		$2.870

Less Distributions
From net investment income	$—	$(0.097)	$—		$—		$—

Total distributions	$—	$(0.097)	$—		$—		$—

Net asset value — End of year	$20.970	$20.760	$15.390		$14.550		$15.320

Total Return(3)	1.01%	35.59%	5.77%		(5.03)%		23.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,913	$3,280	$2,818		$4,146		$7,300
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.06%	2.06%	2.19%		2.15%		2.14%
Net investment loss	(1.26)%	(1.20)%	(0.96)%		(1.41	)%(2)	(0.84	)%(2)
Portfolio Turnover of the Portfolio(6)	—	—	26	%(7)	84%		78%
Portfolio Turnover of the Fund	55%	61%	37	%(7)(8)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.021 and $0.020 per share for the years ended December 31, 2011 and December 31, 2010, respectively. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.55)% and (0.99)% for the years ended December 31, 2011 and December 31, 2010, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,				Period Ended December 31, 2011(1)
	2014	2013	2012
Net asset value — Beginning of period	$22.220	$16.320	$15.270		$16.300

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.056)	$(0.029)	$0.010		$(0.021)
Net realized and unrealized gain (loss)	0.506	6.044	1.040		(1.009)

Total income (loss) from operations	$0.450	$6.015	$1.050		$(1.030)

Less Distributions
From net investment income	$—	$(0.115)	$—		$—

Total distributions	$—	$(0.115)	$—		$—

Net asset value — End of period	$22.670	$22.220	$16.320		$15.270

Total Return(3)	2.03%	36.93%	6.88%		(6.32	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,636	$18,404	$11,550		$9,042
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.06%	1.06%	1.18%		1.15	%(7)
Net investment income (loss)	(0.25)%	(0.15)%	0.06%		(0.32	)%(7)
Portfolio Turnover of the Portfolio(8)	—	—	26	%(4)	84	%(9)
Portfolio Turnover of the Fund	55%	61%	37	%(4)(10)	—

(1)	For the period from commencement of operations on July 29, 2011 to December 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the Portfolio’s year ended December 31, 2011.

(10)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide growth of capital. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on February 22, 2013, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

15

Eaton Vance

Special Equities Fund

December 31, 2014

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$—	$341,226

During the year ended December 31, 2014, accumulated net realized loss was decreased by $21,157, accumulated net investment loss was decreased by $276,298 and paid-in capital was decreased by $297,455 due to differences between book and tax accounting, primarily for investments in partnerships, net operating losses and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and Post October capital losses	$(1,455,147)
Net unrealized appreciation	$11,740,782

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in partnerships.

At December 31, 2014, the Fund, for federal income tax purposes, had capital loss carryforwards of $1,354,339, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on December 31, 2017 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended December 31, 2014, capital loss carryforwards of $7,106,454 were utilized to offset net realized gains by the Fund.

16

Eaton Vance

Special Equities Fund

December 31, 2014

Notes to Financial Statements — continued

Additionally, at December 31, 2014, the Fund had a net capital loss of $100,808 attributable to security transactions incurred after October 31, 2014 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2015.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$46,692,417

Gross unrealized appreciation	$12,258,954
Gross unrealized depreciation	(518,172)

Net unrealized appreciation	$11,740,782

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2014, the Fund’s investment adviser fee amounted to $375,462. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $11,894 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $873 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $95,718 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $23,460 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $7,820 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

17

Eaton Vance

Special Equities Fund

December 31, 2014

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $32,297,897 and $39,590,439, respectively, for the year ended December 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	34,004	95,387
Issued to shareholders electing to receive payments of distributions in Fund shares	—	10,275
Redemptions	(345,454)	(445,846)
Merger from Class B shares	—	56,013

Net decrease	(311,450)	(284,171)

Class B		Year Ended December 31, 2013(1)

Sales		1,009
Redemptions		(3,157)
Merger to Class A shares		(59,213)

Net decrease		(61,361)

	Year Ended December 31,
Class C	2014	2013

Sales	9,742	29,399
Issued to shareholders electing to receive payments of distributions in Fund shares	—	709
Redemptions	(28,783)	(55,190)

Net decrease	(19,041)	(25,082)

	Year Ended December 31,
Class I	2014	2013

Sales	221,446	491,872
Issued to shareholders electing to receive payments of distributions in Fund shares	—	2,327
Redemptions	(183,297)	(373,576)

Net increase	38,149	120,623

(1)	Offering of Class B shares was discontinued during the year ended December 31, 2013 (see Note 1).

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is

18

Eaton Vance

Special Equities Fund

December 31, 2014

Notes to Financial Statements — continued

charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$56,770,746	*	$—	$—	$56,770,746
Short-Term Investments	—		1,662,453	—	1,662,453

Total Investments	$56,770,746		$1,662,453	$—	$58,433,199

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Eaton Vance

Special Equities Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

20

Eaton Vance

Special Equities Fund

December 31, 2014

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

21

Eaton Vance

Special Equities Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees
Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

22

Eaton Vance

Special Equities Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

23

Eaton Vance

Special Equities Fund

December 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

172 12.31.14

Parametric Absolute Return Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2014

Parametric Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	28

Parametric Absolute Return Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12 months ended December 31, 2014, falling interest rates drove a 5.97% gain in the U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index2. The U.S. economy grew at a trend-like pace, and the Federal Reserve (the Fed) ended its monthly asset purchases and signaled plans to begin raising short-term rates around mid-year 2015. Typically when the economy is growing and the Fed is becoming less accommodative, interest rates rise.

Two external factors drove rates lower. First, economic weakness abroad prompted foreign central banks to ease monetary policy. This pushed government bond yields in a number of international markets below U.S. Treasury yields, spurring demand for Treasurys. The second factor contributing to lower rates was falling oil prices. Oil prices declined sharply during the latter part of the year, as rising production outpaced demand. In addition, the Organization of Petroleum Exporting Countries did not take action to try to stabilize prices. Because of the selloff in oil, investors priced lower inflation expectations into the bond market.

Relative to comparable-maturity Treasurys, the market’s best-performing sector in 2014 was the commercial mortgage-backed securities sector, which benefited from strong demand and peak valuations. In contrast, the relative performance of the corporate sector was essentially flat. The yield differential between corporate bonds and Treasurys was very narrow heading into the year, and it widened slightly amid record corporate bond issuance.

Fund Performance

For the fiscal year ended December 31, 2014, Parametric Absolute Return Fund (the Fund) Investor Class shares had a total return of -0.84% at net asset value (NAV). By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index), returned 0.03% during the period.

The Fund’s investment objective is total return, which it seeks to achieve primarily by writing put spread options and selling call spread options on the S&P 500 Index as an overlay to a portfolio of short-term, high-grade, fixed-income securities. The Fund’s Option Overlay Strategy employs a systematic, rules-based approach designed to capitalize on the general imbalance of natural buyers of stock index options over natural sellers of such options, while also attempting to limit the Fund’s maximum option loss potential. As a result of this imbalance, the returns generated by the Fund’s option strategy are intended to be generally uncorrelated with those of the S&P 500 Index. This strategy tends to perform well in range bound, flat, and moderately up or down equity markets, but underperform in strongly directional markets, either up or down.

For equities, the 12-month period constituted a largely unidirectional market, frequently making new highs — albeit with several short-lived downdrafts, the most significant of which occurred in September and October. Overall, the strategy’s writing of S&P 500 Index put spread options was beneficial. For most of the year the sales of S&P 500 Index call spread options were also beneficial but the “whipsaw” experienced during a two month period (9/30/14 to 11/28/14) saw two very sharp movements in the S&P 500 Index, which negatively impacted the performance of the Option Overlay Strategy. The S&P 500 Index declined by 5.57% from 9/30/14 to 10/15/14 followed by a positive 11% gain from 10/15/14 to 11/28/14, which resulted in losses on the call spread writing strategy. As a result, performance of the Option Overlay Strategy was nearly flat for the 12-month period as a whole.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Absolute Return Fund

December 31, 2014

Performance2,3

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors LLC; Thomas H. Luster, CFA and Maria Cappellano

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	09/30/2010	09/30/2010	–0.84%	—	1.03%
Institutional Class at NAV	09/30/2010	09/30/2010	–0.42	—	1.29
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.03%	0.09%	0.09%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				1.74%	1.49%
Net				1.45	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	09/30/2010	$52,814	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Absolute Return Fund

December 31, 2014

Fund Profile

Asset Allocation (% of total investments, excluding options)5

See Endnotes and Additional Disclosures in this report.

4

Parametric Absolute Return Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Depictions do not reflect the Fund’s option positions.

Fund profile subject to change due to active management.

5

Parametric Absolute Return Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$973.10	$7.21	**	1.45%
Institutional Class	$1,000.00	$974.30	$5.97	**	1.20%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.90	$7.38	**	1.45%
Institutional Class	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric Absolute Return Fund

December 31, 2014

Portfolio of Investments

Corporate Bonds & Notes — 58.0%

Security	Principal Amount (000’s omitted)	Value

Auto Manufacturers — 4.5%
American Honda Finance Corp., 1.20%, 7/14/17	$500	$498,477
Daimler Finance North America, LLC, 0.912%, 8/1/16(1)(2)	500	502,859
Toyota Motor Credit Corp., 0.522%, 5/17/16(2)	250	250,564
Volkswagen Group of America Finance, LLC, 1.60%, 11/20/17(1)	400	398,845

		$1,650,745

Banks — 24.0%
Bank of America N.A., 1.125%, 11/14/16	$650	$648,140
Bank of Montreal, 0.751%, 7/15/16(2)	500	502,475
Bank of New York Mellon Corp. (The), 0.70%, 10/23/15	250	250,636
Bank of Nova Scotia (The), 1.30%, 7/21/17	500	498,715
Fifth Third Bank, 0.742%, 11/18/16(2)	725	726,872
JPMorgan Chase & Co., 1.10%, 10/15/15	250	250,528
KeyBank N.A., 0.723%, 11/25/16(2)	750	752,307
National Australia Bank, Ltd., 0.664%, 12/2/16(1)(2)	750	753,037
PNC Bank NA, 1.125%, 1/27/17	650	650,023
Royal Bank of Canada, 1.40%, 10/13/17	500	498,701
Svenska Handelsbanken AB, 0.722%, 9/23/16(2)	800	803,333
Toronto-Dominion Bank (The), 0.696%, 9/9/16(2)	660	662,044
US Bank NA, 0.463%, 1/30/17(2)	700	700,610
Wells Fargo & Co., 1.40%, 9/8/17	425	424,851
Westpac Banking Corp., 0.663%, 11/25/16(2)	700	702,145

		$8,824,417

Beverages — 3.5%
Anheuser-Busch InBev Finance, Inc., 1.125%, 1/27/17	$650	$652,358
Coca-Cola Co. (The), 0.332%, 11/1/16(2)	250	250,202
PepsiCo, Inc., 0.70%, 8/13/15	380	380,808

		$1,283,368

Cosmetics & Personal Care — 1.8%
Procter & Gamble Co. (The), 0.75%, 11/4/16	$650	$650,375

		$650,375

Diversified Financial Services — 1.4%
American Express Credit Corp., 1.55%, 9/22/17	$500	$501,345

		$501,345

Electric — 3.2%
Florida Power Corp., 0.65%, 11/15/15	$275	$275,455
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	375	375,742

Security	Principal Amount (000’s omitted)	Value

Electric (continued)
Southern Co. (The), 1.30%, 8/15/17	$530	$528,197

		$1,179,394

Financial Services — 2.9%
Charles Schwab Corp. (The), 0.85%, 12/4/15	$380	$380,971
General Electric Capital Corp., 0.46%, 1/14/16(2)	700	700,176

		$1,081,147

Foods — 2.9%
General Mills, Inc., 1.40%, 10/20/17	$425	$423,516
Starbucks Corp., 0.875%, 12/5/16	650	648,668

		$1,072,184

Insurance — 3.5%
Berkshire Hathaway Finance Corp., 0.95%, 8/15/16	$500	$501,974
Prudential Financial, Inc., 3.875%, 1/14/15	768	768,896

		$1,270,870

Machinery – Construction & Mining — 1.8%
John Deere Capital Corp., 0.519%, 10/11/16(2)	$500	$500,923
John Deere Capital Corp., 1.05%, 12/15/16	142	142,497

		$643,420

Media — 1.0%
Walt Disney Co. (The), 0.45%, 12/1/15	$380	$380,033

		$380,033

Mining — 4.1%
BHP Billiton Finance USA, Ltd., 0.507%, 9/30/16(2)	$650	$650,048
Rio Tinto Finance USA PLC, 0.795%, 6/19/15(2)	865	865,911

		$1,515,959

Oil & Gas — 3.4%
BP Capital Markets PLC, 0.652%, 11/7/16(2)	$500	$500,312
Chevron Corp., 0.889%, 6/24/16	730	732,315

		$1,232,627

Total Corporate Bonds & Notes (identified cost $21,224,490)		$21,285,884

7	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 5.4%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Banks:
Series QB-2015, Class 1, 4.91%, 4/28/15	$191	$192,566

		$192,566

Federal Home Loan Mortgage Corp.:
Series 2517, Class BH, 5.50%, 10/15/17	$58	$60,800
Series 2638, Class CE, 3.75%, 8/15/32	61	61,908
Series 2649, Class QH, 4.50%, 7/15/18	43	45,374
Series 2840, Class OE, 5.00%, 2/15/33	8	8,485
Series 3544, Class KA, 4.50%, 9/15/23	406	415,149
Series 3706, Class C, 2.00%, 8/15/20	172	173,874
Series 3787, Class TB, 1.75%, 1/15/17	134	135,842

		$901,432

Federal National Mortgage Association:
Series 2003-24, Class PD, 5.00%, 4/25/18	$111	$116,533
Series 2006-105, Class A, 4.35%, 9/25/36	150	158,122
Series 2008-62, Class DY, 4.00%, 7/25/23	92	97,158
Series 2009-55, Class PQ, 5.00%, 9/25/37	132	134,569
Series 2010-155, Class A, 3.50%, 9/25/25	174	178,187
Series 2011-66, Class AB, 4.00%, 11/25/39	82	83,179
Series 2011-76, Class PB, 2.50%, 4/25/39	105	107,889

		$875,637

Government National Mortgage Association:
Series 2009-93, Class EJ, 3.50%, 5/20/35	$12	$12,130

		$12,130

Total Collateralized Mortgage Obligations (identified cost $2,005,035)		$1,981,765

Asset-Backed Securities — 17.1%

Security	Principal Amount (000’s omitted)	Value

Agriculture — 0.7%
CNH, Series 2013-B, Class A2, 0.44%, 10/17/16	$101	$100,575
JDOT, Series 2013-B, Class A2, 0.55%, 1/15/16	139	139,062

		$239,637

Automotive — 12.6%
AMCAR, Series 2013-3, Class A2, 0.68%, 10/11/16	$79	$78,514
AMCAR, Series 2013-5, Class A2B, 0.537%, 3/8/17(3)	182	182,268
BMWOT, Series 2013-A, Class A2, 0.41%, 2/25/16	173	173,246
CARMX, Series 2013-1, Class A3, 0.60%, 10/16/17	133	133,042

Security	Principal Amount (000’s omitted)	Value

Automotive (continued)
CARMX, Series 2013-2, Class A2, 0.42%, 6/15/16	$70	$70,166
CARMX, Series 2013-3, Class A2, 0.59%, 8/15/16	137	137,375
CARMX, Series 2013-4, Class A2, 0.52%, 11/15/16	337	337,001
EFF, Series 2013-2, Class A2, 1.06%, 3/20/19(1)	374	375,005
FORDL, Series 2013-B, Class A2B, 0.431%, 1/15/16(3)	382	381,805
FORDO, Series 2013-C, Class A2, 0.55%, 4/15/16	33	32,664
HALST, Series 2013-B, Class A2, 0.75%, 3/15/16(1)	220	220,117
HAROT, Series 2013-3, Class A2, 0.54%, 1/15/16	107	106,813
HART, Series 2013-C, Class A2, 0.57%, 6/15/16	225	225,486
HART, Series 2014-A, Class A2, 0.46%, 1/16/17	455	455,169
NALT, Series 2013-A, Class A2B, 0.291%, 9/15/15(3)	58	58,144
NALT, Series 2013-B, Class A2B, 0.431%, 1/15/16(3)	270	269,699
SDART, Series 2013-5, Class A2B, 0.541%, 4/17/17(3)	122	121,761
SDART, Series 2014-1, Class A2B, 0.531%, 6/15/17(3)	350	349,665
VWALT, Series 2013-A, Class A2A, 0.63%, 12/21/15	115	115,047
WOART, Series 2013-A, Class A2, 0.43%, 5/16/16	16	16,077
WOART, Series 2013-B, Class A2, 0.48%, 11/15/16	310	310,234
WOLS, Series 2013-A, Class A2B, 0.481%, 5/16/16(3)	473	473,332

		$4,622,630

Banks — 1.9%
WFNMT, Series 2014-A, Class A, 0.541%, 12/15/19(3)	$700	$700,454

		$700,454

Other — 1.9%
GEEMT, Series 2013-1, Class A2, 0.64%, 3/22/16	$141	$140,920
GEEST, Series 2013-1A, Class A2, 0.73%, 1/25/16(1)	191	191,091
GEET, Series 2013-2, Class A2, 0.61%, 6/24/16	383	383,581

		$715,592

Total Asset-Backed Securities (identified cost $6,275,906)		$6,278,313

U.S. Government Agency Obligations — 6.8%

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association, 0.40%, 1/27/15(2)	$2,500	$2,500,430

Total U.S. Government Agency Obligations (identified cost $2,504,695)		$2,500,430

8	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Portfolio of Investments — continued

U.S. Treasury Obligations — 9.2%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 0.875%, 1/31/17	$500	$501,504
U.S. Treasury Note, 1.375%, 11/30/15	1,250	1,262,622
U.S. Treasury Note , 4.875%, 8/15/16	1,500	1,605,000

Total U.S. Treasury Obligations (identified cost $3,385,918)		$3,369,126

Certificates of Deposit — 1.4%

Security	Principal Amount (000’s omitted)	Value

Barclays Bank PLC, 0.471%, 1/9/15(2)	$500	$500,005

Total Certificates of Deposit (identified cost $500,000)		$500,005

Call Options Purchased — 0.0%(4)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	29	$2,205	1/2/15	$73
S&P 500 Index	29	2,210	1/17/15	652
S&P 500 Index FLEX	30	2,200	1/5/15	0
S&P 500 Index FLEX	30	2,190	1/7/15	4
S&P 500 Index FLEX	30	2,174	1/9/15	42
S&P 500 Index FLEX	31	2,150	1/12/15	757
S&P 500 Index FLEX	30	2,159	1/14/15	720
S&P 500 Index FLEX	29	2,220	1/20/15	211
S&P 500 Index FLEX	30	2,225	1/21/15	234
S&P 500 Index FLEX	29	2,236	1/23/15	249
S&P 500 Index FLEX	29	2,237	1/26/15	394
S&P 500 Index FLEX	30	2,230	1/28/15	1,762

Total Call Options Purchased (identified cost $16,549)				$5,098

Put Options Purchased — 0.2%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	29	$1,900	1/2/15	$362
S&P 500 Index	29	1,865	1/17/15	9,135
S&P 500 Index FLEX	30	1,870	1/5/15	46
S&P 500 Index FLEX	30	1,830	1/7/15	105
S&P 500 Index FLEX	30	1,789	1/9/15	131
S&P 500 Index FLEX	31	1,770	1/12/15	290

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index FLEX	30	$1,766	1/14/15	$459
S&P 500 Index FLEX	29	1,860	1/20/15	4,500
S&P 500 Index FLEX	30	1,890	1/21/15	7,738
S&P 500 Index FLEX	29	1,892	1/23/15	9,282
S&P 500 Index FLEX	29	1,887	1/26/15	11,129
S&P 500 Index FLEX	30	1,885	1/28/15	17,822

Total Put Options Purchased (identified cost $119,915)				$60,999

Short-Term Investments — 3.6%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(5)	$1,342	$1,342,057

Total Short-Term Investments (identified cost $1,342,057)		$1,342,057

Total Investments — 101.7% (identified cost $37,374,565)		$37,323,677

Call Options Written — (0.7)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	29	$2,105	1/2/15	$(580)
S&P 500 Index	29	2,110	1/17/15	(11,455)
S&P 500 Index FLEX	30	2,100	1/5/15	(2,908)
S&P 500 Index FLEX	30	2,090	1/7/15	(10,837)
S&P 500 Index FLEX	30	2,074	1/9/15	(32,552)
S&P 500 Index FLEX	31	2,055	1/12/15	(75,382)
S&P 500 Index FLEX	30	2,060	1/14/15	(68,348)
S&P 500 Index FLEX	29	2,120	1/20/15	(11,901)
S&P 500 Index FLEX	30	2,125	1/21/15	(10,885)
S&P 500 Index FLEX	29	2,136	1/23/15	(7,844)
S&P 500 Index FLEX	29	2,137	1/26/15	(9,463)
S&P 500 Index FLEX	30	2,130	1/28/15	(19,553)

Total Call Options Written (premiums received $289,859)				$(261,708)

Put Options Written — (0.5)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	29	$2,000	1/2/15	$(2,320)
S&P 500 Index	29	1,965	1/17/15	(23,055)
S&P 500 Index FLEX	30	1,970	1/5/15	(1,410)
S&P 500 Index FLEX	30	1,930	1/7/15	(1,310)

9	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Portfolio of Investments — continued

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index FLEX	30	$1,889	1/9/15	$(923)
S&P 500 Index FLEX	31	1,865	1/12/15	(1,329)
S&P 500 Index FLEX	30	1,865	1/14/15	(1,997)
S&P 500 Index FLEX	29	1,960	1/20/15	(17,293)
S&P 500 Index FLEX	30	1,990	1/21/15	(27,737)
S&P 500 Index FLEX	29	1,992	1/23/15	(30,720)
S&P 500 Index FLEX	29	1,987	1/26/15	(33,448)
S&P 500 Index FLEX	30	1,985	1/28/15	(43,267)

Total Put Options Written (premiums received $304,270)				$(184,809)

Other Assets, Less Liabilities — (0.5)%				$(165,448)

Net Assets — 100.0%				$36,711,712

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AMCAR	–	AmeriCredit Automobile Receivables Trust
BMWOT	–	BMW Vehicle Owner Trust
CARMX	–	CarMax Auto Owner Trust
CNH	–	CNH Equipment Trust
EFF	–	Enterprise Fleet Financing LLC
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
FORDL	–	Ford Credit Auto Lease Trust
FORDO	–	Ford Credit Auto Owner Trust
GEEMT	–	GE Equipment Midticket LLC
GEEST	–	GE Equipment Small Ticket LLC
GEET	–	GE Equipment Transportation LLC
HALST	–	Hyundai Auto Lease Securitization Trust
HAROT	–	Honda Auto Receivables Owner Trust
HART	–	Hyundai Auto Receivables Trust
JDOT	–	John Deere Owner Trust
NALT	–	Nissan Auto Lease Trust
SDART	–	Santander Drive Auto Receivables Trust
VWALT	–	Volkswagen Auto Lease Trust
WFNMT	–	World Financial Network Credit Card Master Trust
WOART	–	World Omni Auto Receivables Trust
WOLS	–	World Omni Automobile Lease Securitization Trust

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2014, the aggregate value of these securities is $2,440,954 or 6.6% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2014.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2014.

(4)	Amount is less than 0.05%.
(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

10	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $36,032,508)	$35,981,620
Affiliated investment, at value (identified cost, $1,342,057)	1,342,057
Interest receivable	89,892
Interest receivable from affiliated investment	228
Receivable for premiums on written options	47,015
Receivable for Fund shares sold	48,413
Receivable from affiliate	19,212
Total assets	$37,528,437

Liabilities
Written options outstanding, at value (premiums received, $594,129)	$446,517
Payable for investments purchased	10,585
Payable for Fund shares redeemed	243,624
Payable to affiliates:
Investment adviser and administration fee	34,299
Distribution and service fees	1,829
Trustees’ fees	585
Accrued expenses	79,286
Total liabilities	$816,725
Net Assets	$36,711,712

Sources of Net Assets
Paid-in capital	$40,804,562
Accumulated net realized loss	(4,189,574)
Net unrealized appreciation	96,724
Net Assets	$36,711,712

Investor Class Shares
Net Assets	$8,229,200
Shares Outstanding	875,468
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.40

Institutional Class Shares
Net Assets	$28,482,512
Shares Outstanding	3,006,289
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.47

11	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Interest	$290,293
Interest allocated from affiliated investment	2,612
Expenses allocated from affiliated investment	(324)
Total investment income	$292,581

Expenses
Investment adviser and administration fee	$517,006
Distribution and service fees
Investor Class	42,008
Trustees’ fees and expenses	2,653
Custodian fee	80,507
Transfer and dividend disbursing agent fees	35,883
Legal and accounting services	66,023
Printing and postage	19,631
Registration fees	38,504
Miscellaneous	10,575
Total expenses	$812,790
Deduct —
Allocation of expenses to affiliates	$208,616
Reduction of custodian fee	12
Total expense reductions	$208,628

Net expenses	$604,162

Net investment loss	$(311,581)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,537,874)
Investment transactions allocated from affiliated investment	19
Written options	1,378,599
Net realized loss	$(159,256)
Change in unrealized appreciation (depreciation) —
Investments	$17,160
Written options	665,533
Net change in unrealized appreciation (depreciation)	$682,693

Net realized and unrealized gain	$523,437

Net increase in net assets from operations	$211,856

12	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(311,581)	$(584,882)
Net realized loss from investment transactions and written options	(159,256)	(2,819,398)
Net change in unrealized appreciation (depreciation) from investments and written options	682,693	(860,718)
Net increase (decrease) in net assets from operations	$211,856	$(4,264,998)
Distributions to shareholders —
From net realized gain
Investor Class	$—	$(320,678)
Institutional Class	—	(310,367)
Total distributions to shareholders	$—	$(631,045)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$5,359,646	$50,381,060
Class C	—	202,043
Institutional Class	10,307,569	35,668,262
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	—	316,713
Institutional Class	—	110,039
Cost of shares redeemed
Investor Class	(32,642,183)	(38,113,362)
Class C	—	(348,849)
Institutional Class	(16,607,863)	(31,967,078)
Net asset value of shares merged*
Investor Class	—	1,315,980
Class C	—	(1,315,980)
Net increase (decrease) in net assets from Fund share transactions	$(33,582,831)	$16,248,828

Net increase (decrease) in net assets	$(33,370,975)	$11,352,785

Net Assets
At beginning of year	$70,082,687	$58,729,902
At end of year	$36,711,712	$70,082,687

*	At the close of business on March 15, 2013, Class C shares were merged into Investor Class shares.

13	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Financial Highlights

	Investor Class
	Year Ended December 31,					Period Ended December 31, 2010(1)
	2014	2013		2012	2011
Net asset value — Beginning of period	$9.470	$10.200		$10.410	$10.040	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.076)	$(0.089)		$(0.095)	$(0.100)	$(0.028)
Net realized and unrealized gain (loss)	0.006	(0.555)		0.871	0.488	0.085

Total income (loss) from operations	$(0.070)	$(0.644)		$0.776	$0.388	$0.057

Less Distributions
From net investment income	$—	$—		$(0.010)	$—	$—
From net realized gain	—	(0.086)		(0.976)	(0.018)	(0.017)

Total distributions	$—	$(0.086)		$(0.986)	$(0.018)	$(0.017)

Net asset value — End of period	$9.400	$9.470		$10.200	$10.410	$10.040

Total Return(3)	(0.84)%	(6.23	)%(4)	7.56%	3.87%	0.57	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,229	$35,270		$23,812	$34,003	$7,080
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.45%	1.45%		1.54%	1.75%	1.75	%(8)
Net investment loss	(0.79)%	(0.91)%		(0.90)%	(0.98)%	(1.10	)%(8)
Portfolio Turnover	28%	85%		62%	103%	31	%(5)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.

(4)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.03 per share. Had the Fund not received this payment, total return would have been lower by 0.30%.

(5)	Not annualized.

(6)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.44%, 0.29%, 0.28%, 0.05% and 1.45% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

14	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Financial Highlights — continued

	Institutional Class
	Year Ended December 31,					Period Ended December 31, 2010(1)
	2014	2013		2012	2011
Net asset value — Beginning of period	$9.520	$10.230		$10.440	$10.050	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.057)	$(0.068)		$(0.071)	$(0.076)	$(0.028)
Net realized and unrealized gain (loss)	0.007	(0.556)		0.877	0.484	0.095

Total income (loss) from operations	$(0.050)	$(0.624)		$0.806	$0.408	$0.067

Less Distributions
From net investment income	$—	$—		$(0.040)	$—	$—
From net realized gain	—	(0.086)		(0.976)	(0.018)	(0.017)

Total distributions	$—	$(0.086)		$(1.016)	$(0.018)	$(0.017)

Net asset value — End of period	$9.470	$9.520		$10.230	$10.440	$10.050

Total Return(3)	(0.42)%	(6.11	)%(4)	7.84%	4.06%	0.67	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,483	$34,813		$33,412	$38,998	$25,112
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.20%	1.20%		1.29%	1.50%	1.50	%(8)
Net investment loss	(0.59)%	(0.69)%		(0.66)%	(0.74)%	(1.09	)%(8)
Portfolio Turnover	28%	85%		62%	103%	31	%(5)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.03 per share. Had the Fund not received this payment, total return would have been lower by 0.30%.

(5)	Not annualized.

(6)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.44%, 0.29%, 0.28%, 0.05% and 1.45% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

15	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers two classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class C shares. At the close of business on March 15, 2013, Class C shares were merged into Investor Class shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities and indices) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

16

Parametric Absolute Return Fund

December 31, 2014

Notes to Financial Statements — continued

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$—	$248,436
Long-term capital gains	$—	$382,609

17

Parametric Absolute Return Fund

December 31, 2014

Notes to Financial Statements — continued

During the year ended December 31, 2014, accumulated net realized loss was increased by $204,995, accumulated net investment loss was decreased by $311,581 and paid-in capital was decreased by $106,586 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, accretion of market discount, investments in partnerships and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(4,066,853)
Net unrealized depreciation	$(25,997)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to options contracts, investments in partnerships, accretion of market discount and premium amortization.

At December 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $4,066,853 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2014, $1,847,283 are short-term and $2,219,570 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$37,283,577

Gross unrealized appreciation	$39,472
Gross unrealized depreciation	(65,469)

Net unrealized depreciation	$(25,997)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. For the year ended December 31, 2014, the Fund’s investment adviser and administration fee amounted to $517,006 or 1.10% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. EVM and PRA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.45% and 1.20% of the Fund’s average daily net assets for Investor Class and Institutional Class, respectively. This agreement may be changed or terminated after April 30, 2015. Pursuant to this agreement, EVM and PRA were allocated $208,616 in total of the Fund’s operating expenses for the year ended December 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $1,181 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class

18

Parametric Absolute Return Fund

December 31, 2014

Notes to Financial Statements — continued

shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $42,008 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$10,243,663	$34,607,830
U.S. Government and Agency Securities	2,820,864	5,148,909

	$13,064,527	$39,756,739

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2014	2013

Sales	557,181	5,132,197
Issued to shareholders electing to receive payments of distributions in Fund shares	—	33,130
Redemptions	(3,404,294)	(3,909,873)
Merger from Class C shares	—	132,496

Net increase (decrease)	(2,847,113)	1,387,950

Class C		Year Ended December 31, 2013(1)

Sales		20,425
Redemptions		(35,647)
Merger to Investor Class shares		(134,787)

Net decrease		(150,009)

	Year Ended December 31,
Institutional Class	2014	2013

Sales	1,070,961	3,631,310
Issued to shareholders electing to receive payments of distributions in Fund shares	—	11,450
Redemptions	(1,720,025)	(3,255,049)

Net increase (decrease)	(649,064)	387,711

(1)	Offering of Class C shares was discontinued during the year ended December 31, 2013 (See Note 1).

19

Parametric Absolute Return Fund

December 31, 2014

Notes to Financial Statements — continued

At December 31, 2014, accounts advised by EVM, donor advised funds (established and maintained by a public charity) managed by EVM and an Eaton Vance collective investment trust owned in the aggregate 40.3% of the value of the outstanding shares of the Fund.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2014 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	1,560	$996,132
Options written	12,534	8,651,742
Options exercised	(2,933)	(2,136,618)
Options expired	(10,449)	(6,917,127)

Outstanding, end of year	712	$594,129

At December 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting its maximum option loss potential. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$66,097	(1)	$—
Written options	—		(446,517	)(2)

Total	$66,097		$(446,517)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

20

Parametric Absolute Return Fund

December 31, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(1,599,565)	$46,643
Written options	1,378,599	665,533

Total	$(220,966)	$712,176

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was 1,006 contracts.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Parametric Absolute Return Fund

December 31, 2014

Notes to Financial Statements — continued

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$21,285,884	$—	$21,285,884
Collateralized Mortgage Obligations	—	1,981,765	—	1,981,765
Asset-Backed Securities	—	6,278,313	—	6,278,313
U.S. Government Agency Obligations	—	2,500,430	—	2,500,430
U.S. Treasury Obligations	—	3,369,126	—	3,369,126
Certificates of Deposit	—	500,005	—	500,005
Call Options Purchased	725	4,373	—	5,098
Put Options Purchased	9,497	51,502	—	60,999
Short-Term Investments	—	1,342,057	—	1,342,057

Total Investments	$10,222	$37,313,455	$—	$37,323,677

Liability Description

Call Options Written	$(12,035)	$(249,673)	$—	$(261,708)
Put Options Written	(25,375)	(159,434)	—	(184,809)

Total	$(37,410)	$(409,107)	$—	$(446,517)

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Parametric Absolute Return Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Parametric Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Parametric Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Absolute Return Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

23

Parametric Absolute Return Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

24

Parametric Absolute Return Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

25

Parametric Absolute Return Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

26

Parametric Absolute Return Fund

December 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

518 Riverside Avenue

Westport, CT 06880

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4967    12.31.14

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Balanced Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Greater India Fund, Eaton Vance Growth Fund (formerly, Eaton Vance Large-Cap Growth Fund), Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund, Eaton Vance Small-Cap Value Fund, Eaton Vance Special Equities Fund, and Parametric Absolute Return Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 16 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2013 and December 31, 2014 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$26,840	$27,740
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,650	$19,440
All Other Fees(3)	$0	$0

Total	$43,490	$47,180

Eaton Vance Commodity Strategy Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$81,020	$82,620
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$38,290	$39,155
All Other Fees(3)	$0	$0

Total	$119,310	$121,775

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$26,930	$27,830
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,480	$11,770
All Other Fees(3)	$0	$0

Total	$37,410	$39,600

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$15,150	$15,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,740	$9,470
All Other Fees(3)	$0	$0

Total	$23,890	$25,120

Eaton Vance Growth Fund (formerly, Eaton Vance Large-Cap Growth Fund)

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$11,580	$13,930
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,400	$9,870
All Other Fees(3)	$0	$0

Total	$18,980	$23,800

Eaton Vance Investment Grade Income Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$11,350	$11,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,110	$11,960
All Other Fees(3)	$0	$0

Total	$22,460	$23,610

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$27,140	$33,040
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,550	$12,090
All Other Fees(3)	$0	$0

Total	$36,690	$45,130

Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$25,580	$26,380
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,600	$11,430
All Other Fees(3)	$0	$0

Total	$36,180	$37,810

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$30,440	$31,440
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,550	$15,050
All Other Fees(3)	$0	$0

Total	$42,990	$46,490

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$22,860	$23,560
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,400	$9,720
All Other Fees(3)	$0	$0

Total	$30,260	$33,280

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$30,860	$31,860
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,050	$12,780
All Other Fees(3)	$0	$0

Total	$42,910	$44,640

Parametric Absolute Return Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$49,770	$55,070
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,610	$9,170
All Other Fees(3)	$0	$0

Total	$58,380	$64,240

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/13	11/30/13	12/31/13	10/31/14	11/30/14	12/31/14
Audit Fees	$34,395	$29,780	$359,520	$45,520	$33,580	$380,770
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$21,070	$8,890	$153,430	$22,530	$9,460	$171,905
All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$55,465	$38,670	$512,950	$68,050	$43,040	$552,675

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/13	11/30/13	12/31/13	10/31/14	11/30/14	12/31/14
Registrant(1)	$21,070	$8,890	$153,430	$22,530	$9,460	$171,905
Eaton Vance(2)	$526,385	$409,385	$409,385	$99,750	$99,750	$99,750

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 17, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 17, 2015